UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-10487

Hotchkis & Wiley Funds
(Exact name of registrant as specified in charter)

725 South Figueroa Street, 39th Floor Los Angeles, California			90017-5439
(Address of principal executive offices)			(Zip code)

Anna Marie Lopez Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, California 90017-5439
(Name and address of agent for service)

Copies to: Karin Jagel Flynn, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
(Counsel for the Registrant)

Registrant’s telephone number, including area code:		(213) 430-1000

Date of fiscal year end:	June 30, 2015

Date of reporting period:	July 1, 2014 - December 31, 2014

Item 1. Reports to Stockholders.

Hotchkis & Wiley Funds

Semi-annual Report

DECEMBER 31, 2014

DIVERSIFIED VALUE FUND

LARGE CAP VALUE FUND

MID-CAP VALUE FUND

SMALL CAP VALUE FUND

SMALL CAP DIVERSIFIED VALUE FUND

GLOBAL VALUE FUND

VALUE OPPORTUNITIES FUND

CAPITAL INCOME FUND

HIGH YIELD FUND

TABLE OF CONTENTS

SHAREHOLDER LETTER	3
FUND PERFORMANCE DATA	6
SCHEDULE OF INVESTMENTS:
DIVERSIFIED VALUE FUND	16
LARGE CAP VALUE FUND	19
MID-CAP VALUE FUND	22
SMALL CAP VALUE FUND	25
SMALL CAP DIVERSIFIED VALUE FUND	28
GLOBAL VALUE FUND	35
VALUE OPPORTUNITIES FUND	38
CAPITAL INCOME FUND	42
HIGH YIELD FUND	51
STATEMENTS OF ASSETS & LIABILITIES	60
STATEMENTS OF OPERATIONS	62
STATEMENTS OF CHANGES IN NET ASSETS	64
FINANCIAL HIGHLIGHTS	69
NOTES TO THE FINANCIAL STATEMENTS	74
FUND EXPENSE EXAMPLES	86
BOARD CONSIDERATIONS IN APPROVING THE INVESTMENT ADVISORY AGREEMENT FOR THE HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND	88
INFORMATION ABOUT THE FUNDS	BACK COVER

DEAR SHAREHOLDER:

The following investment review and shareholder report relates to the activities of the Hotchkis & Wiley Funds for the six months ended December 31, 2014.

OVERVIEW

The S&P 500® Index returned +6.1% and the BofA Merrill Lynch US High Yield Index (high yield market) returned –3.0% in the six month period ended December 31, 2014. Both indices have generated positive returns in each of the past six calendar years. The markets' rise over this period has been powered by broad corporate earnings growth and improved cash flows. Moreover, household debt has been reduced by about 25% and corporate debt has been more than halved — an unprecedented deleveraging cycle that has de-risked the market considerably. Earnings are higher, balance sheets are stronger, interest rates are lower, and inflation remains subdued. The U.S. economy has demonstrated clear progress, although growth in Europe, Asia, and emerging markets has somewhat disappointed. Taking into account the confluence of these factors, we find the broad equity and high yield credit markets reasonably valued for the risks at hand; neither is especially compelling nor overextended. We have identified valuation opportunities selectively but we remain highly reluctant to assume undue risk.

In December, the Bureau of Economic Analysis revised real U.S. gross domestic product (GDP) growth to a +5.0% annual rate for the quarter ended September 30, 2014. This was on the heels of a +4.6% real growth rate in the previous quarter and marked the fastest pace in more than a decade. The primary driver was increased consumer spending, but business investment, exports, and government spending also increased. Also in 2014, the unemployment rate dipped below 6% for the first time in six years and consumer confidence hit a seven-year high.

Crude oil prices tumbled more than 45% during the six month period, precipitated by concerns about economic growth in developing economies (i.e., shrinking demand) without a corresponding slowdown in production from the world's major oil producers (i.e., excess supply). Performance disparity was significant between sectors in both the equity and high yield markets because the energy sector lagged by a sizable margin. Over the six month period ended December 31, 2014, the S&P 500® Index energy stocks returned –18% as a group, making it the worst-performing sector by more than 15 percentage points. Energy credits, which comprised 13% of the high yield market at year-end, returned –13% over the same period, making energy the worst-performing credit sector by more than 8 percentage points.

Medium- and long-term interest rates declined over the six months while short-term rates were flat to higher. The flattening was rather substantial, but because the yield curve had been quite steep to begin with it remains normal/upward sloping (i.e., it remains far from inverted). Historically, inverted yield curves have served as efficacious predictors of recessionary periods, so it warrants monitoring — there have been seven recessions in the past fifty years and each had been preceded by an inverted yield curve.

The yield on the broad high yield market increased by 1.66% over the six month period; it began at 4.93% and finished at 6.59%. The yield increase is almost entirely attributable to spread widening (150 basis points) as the yield on Treasuries with a duration similar to the overall high yield market (~4.5 years) changed little. With higher rated credits outperforming, the spreads on lower rated credits widened disproportionately.

HOTCHKIS & WILEY DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 3.71% for the six month period ended December 31, 2014 compared to the S&P 500® Index return of 6.12% and the Russell 1000® Value Index return of 4.78%.

The Fund underperformed the Russell 1000® Value Index over the period. The underweight position in energy helped performance as this was the worst-performing sector in the equity market by a large magnitude. Stock selection in energy, however, was a performance detractor, along with stock selection in utilities. The largest individual detractors over the six month period were Cobalt Energy, Royal Dutch Shell, and Sanofi. An overweight allocation in consumer discretionary and information technology helped relative returns. The largest individual performance contributors over the six month period were Target, Citigroup, and UnitedHealth Group.

HOTCHKIS & WILEY LARGE CAP VALUE FUND

The Fund's Class I shares had a total return of 4.25% for the six month period ended December 31, 2014 compared to the S&P 500® Index return of 6.12% and the Russell 1000® Value Index return of 4.78%.

The Fund slightly underperformed the Russell 1000® Value Index over the six month period. The underweight allocation in energy helped relative returns but stock selection in energy detracted from relative returns. Stock selection in health care and utilities also hurt performance relative to the index. The largest individual detractors over the six month period were Royal Dutch Shell, Murphy Oil, and Marathon Oil. On the positive side, overweight exposure to consumer discretionary and information technology stocks helped relative performance as these were among the top-performing sectors during the period. The largest individual contributors over the six month period were Target, UnitedHealth Group, and Allstate.

HOTCHKIS & WILEY MID-CAP VALUE FUND

The Fund's Class I shares had a total return of 0.90% for the six month period ended December 31, 2014 compared to the Russell Midcap® Index return of 4.18% and the Russell Midcap® Value Index return of 3.25%.

Over the six month period, the Fund underperformed the Russell Midcap® Value Index. An overweight and stock selection in energy detracted from performance over the period as crude oil prices plummeted. Stock selection in utilities was a modest detractor as well. The largest individual detractors were Cobalt Energy, Comstock Resources, and Kosmos Energy. Positive stock selection in consumer discretionary and industrials helped relative returns over the six months, along with the overweight exposure to consumer discretionary. The largest individual contributors were Staples, Kohl's, and Bed Bath & Beyond.

HOTCHKIS & WILEY SMALL CAP VALUE FUND

The Fund's Class I shares had a total return of 2.81% for the six month period ended December 31, 2014 compared to the Russell 2000® Index return of 1.65% and the Russell 2000® Value Index return of 0.01%.

The Fund outperformed the Russell 2000® Value Index over the six month period. Positive stock selection drove the majority of outperformance over the period, with selection in industrials and financials particularly strong. The underweight and positive stock selection in energy also helped relative performance. The largest individual performance contributors over the period were Matson, First Horizon National, and Masonite. Stock selection in utilities and an underweight exposure to real estate investment trusts (REITs) detracted from performance during the six months. The largest individual detractors were NRG Energy, Hanger, and McDermott International.

HOTCHKIS & WILEY SMALL CAP DIVERSIFIED VALUE FUND

The Fund's Class I shares had a total return of 2.73% for the six month period ended December 31, 2014 compared to the Russell 2000® Index return of 1.65% and the Russell 2000® Value Index return of 0.01%.

Over the six month period, the Fund outperformed the Russell 2000® Value Index. Stock selection was positive in eight of the ten global industry classification standard (GICS) sectors, driving all of the outperformance. Stock selection was particularly strong in energy, industrials, and financials. The underweight exposure to REITs hurt relative performance along with stock selection in health care.

HOTCHKIS & WILEY GLOBAL VALUE FUND

The Fund's Class I shares had a total return of –3.62% for the six month period ended December 31, 2014 compared to the Russell Developed Index return of –1.27%.

The Fund underperformed the Russell Developed Index over the six month period as stock selection in consumer staples, energy, and industrials detracted from performance. The underweight exposure to the U.S. and overweight exposure to the U.K. also detracted as the U.S. outperformed. The largest individual performance detractors were Rockhopper Exploration, Danieli, and Cobalt Energy. Positive stock selection in financials and underweight exposure to energy and materials helped relative performance over the six months. The largest individual performance contributors were Direct Line Insurance, UnitedHealth Group, and Citigroup.

HOTCHKIS & WILEY VALUE OPPORTUNITIES FUND

The Fund's Class I shares had a total return of 1.65% for the six month period ended December 31, 2014 compared to the S&P 500® Index return of 6.12%.

The Fund had a considerable allocation to securities denominated outside the U.S., which detracted from performance as the dollar strengthened versus other major developed market currencies. The currency exposure was partially hedged, but the unhedged exposure caused nearly one-third of the underperformance over the six month period. Security selection in industrials and information technology also detracted from performance. The largest individual detractors were Danieli, Cobalt Energy, and KSB. The underweight exposure to energy helped relative performance as energy was the worst-performing sector by a large magnitude. The overweight in financials and positive stock selection in telecommunication services also helped relative performance. The largest individual contributors were Direct Line Insurance, Bank of America, and Citigroup.

HOTCHKIS & WILEY CAPITAL INCOME FUND

The Fund invests in both dividend paying equity securities and high yielding fixed income securities with an emphasis on income generation. The long-term allocation target between dividend paying equities and high yielding fixed income securities is 50/50. The Fund pays out to shareholders 100% of the income generated ratably over the course of the year. The Fund has two benchmarks, the S&P 500® Index ("the equity benchmark") and the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index ("the fixed income benchmark"). These benchmarks are averaged, using the Fund's long-term allocation targets, to produce a "50/50 blended benchmark" to help assess performance.

The Fund's Class I shares had a total return of –0.03% for the six month period ended December 31, 2014, compared to the blended benchmark return of 4.11%.

The underperformance over the period was primarily due to falling interest rates which caused high yield bonds, which generally have shorter duration, to lag investment grade bonds, which generally have longer duration by a wide margin. The Fund's allocation to dividend paying equities averaged 58%, which helped as equities outperformed fixed income. The dividend-paying equity portion of the portfolio underperformed the S&P 500® over the period primarily due to stock selection in health care. Positive stock selection in financials and no exposure to materials helped relative performance. The largest individual detractors were Royal Dutch Shell, Total, and GlaxoSmithKline — the largest individual contributors were Target, Texas Instruments, and GEO Group.

The high yield fixed income portion of the portfolio underperformed the fixed income benchmark over the period as high yield bonds underperformed investment grade bonds considerably. The portfolio's energy credits detracted from performance while banking and basic industry credits were notable performance contributors.

During the six months ended December 31, 2014, the Fund's Class I shares paid out $0.28 per share in ordinary dividends and $0.20 per share in capital gains.

HOTCHKIS & WILEY HIGH YIELD FUND

The Fund's Class I shares had a total return of –3.93% for the six month period ended December 31, 2014 compared to the BofA Merrill Lynch US High Yield Index return of –2.97% and the BofA Merrill Lynch BB-B U.S. High Yield Constrained Index return of –1.94%.

The Fund underperformed the BofA Merrill Lynch BB-B US High Yield Constrained Index over the six month period. The Fund's overweight exposure to single B-rated credits and underweight exposure to BB-rated credits detracted from performance; higher rated credits held up better in the down market. Credit selection in energy detracted from performance during the period as select smaller cap credits in oil services and exploration/production declined. On the positive side, credit selection in basic industry and banking helped relative returns.

CONCLUSION

We appreciate your continued support of the Hotchkis & Wiley Funds, and we look forward to serving your investment needs in the future.

Sincerely,

Anna Marie Lopez President	George Davis Fund Manager	Sheldon Lieberman Fund Manager

Patty McKenna Fund Manager	James Miles Fund Manager	Stan Majcher Fund Manager

David Green Fund Manager	Scott McBride Fund Manager	Judd Peters Fund Manager

Ray Kennedy Fund Manager	Mark Hudoff Fund Manager	Patrick Meegan Fund Manager

Scott Rosenthal Fund Manager	Richard Mak Fund Manager	Ryan Thomes Fund Manager

Past performance does not guarantee future results.

The above reflects opinions of Fund managers as of December 31, 2014. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings for December 31, 2014. Indexes do not incur expenses or sales loads and are not available for investment.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Credit Quality weights by rating were derived from the highest bond rating as determined by S&P, Moody's or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor's, Moody's and Fitch. These firms evaluate a bond issuer's financial strength, or its ability to pay a bond's principal and interest in a timely fashion. Ratings are expressed as letters ranging from 'AAA', which is the highest grade, to 'D', which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform other asset types during a given periods. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

Earnings growth is not representative of the Fund's future performance.

A basis point is one hundredth of one percent (0.01%).

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration is a measure of the price sensitivity of a bond to interest rate movements.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Fund Performance Data

ABOUT FUND PERFORMANCE

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares. Each share class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Class I shares have no initial sales charge and bear no ongoing distribution and service fees under a 12b-1 plan. Class I shares are available only to eligible investors.

Class A shares incur a maximum initial sales charge of 5.25% for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund, 4.75% for the Capital Income Fund and 3.75% for the High Yield Fund and an annual distribution and service fee of 0.25%.

Class C shares are subject to an annual distribution and service fee of 1.00%. In addition, Class C shares are subject to a 1.00% contingent deferred sales charge (CDSC) if redeemed within one year after purchase. Class C shares automatically convert to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees.

Class R shares have no initial sales charge or CDSC and are subject to an annual distribution and service fee of 0.50%. Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.

FUND RISKS

Mutual fund investing involves risk; loss of principal is possible. The Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund invest in small- and medium-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Value Opportunities Fund is a non-diversified fund which involves greater risk than investing in diversified funds, such as business risk, significant stock price fluctuations and sector concentration. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Value Opportunities Fund, Capital Income Fund and High Yield Fund invest in debt securities that decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Value Opportunities Fund, Capital Income Fund and High Yield Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may utilize derivative instruments, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks. Depending upon the characteristics of particular derivatives, they can suddenly become illiquid. Investments by the Capital Income Fund and High Yield Fund in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The Funds may invest in foreign securities, including developed and emerging markets, which involve greater volatility and political, economic, and currency risks.

MARKET INDEXES

The following are definitions for indexes used in the shareholder letter and the performance summary tables on the following pages. These indexes are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory and other fees associated with an investment in the Funds. The securities that comprise these indexes may differ substantially from the securities in the Funds' portfolios. The Funds' value disciplines may prevent or restrict investments in the benchmark indexes. It is not possible to invest directly in an index. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indexes may portray different comparative performance.

S&P 500® Index, a capital weighted, unmanaged index, represents the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets. The Index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

BofA Merrill Lynch BB-B US High Yield Constrained Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody's or Fitch), but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

BofA Merrill Lynch US High Yield Index tracks the performance of below investment grade, but not in default, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and includes issues with a credit rating of BBB or below, as rated by Moody's and S&P.

Fund Performance Data

DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	5 Years	10 Years	Since 8/30/04*
Class I
Average annual total return	3.71%	12.74%	15.76%	5.92%	7.21%
Class A
Average annual total return (with sales charge)	–1.89%	6.50%	14.20%	5.08%	6.39%
Average annual total return (without sales charge)	3.55%	12.40%	15.45%	5.65%	6.94%
Class C
Average annual total return (with CDSC)	2.22%	10.58%	14.60%	4.89%	6.17%
Average annual total return (without CDSC)	3.22%	11.58%	14.60%	4.89%	6.17%
S&P 500® Index††
Average annual total return	6.12%	13.69%	15.45%	7.67%	8.50%
Russell 1000® Index††
Average annual total return	5.57%	13.24%	15.64%	7.96%	8.85%
Russell 1000® Value Index††
Average annual total return	4.78%	13.45%	15.42%	7.30%	8.31%

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charges or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I, Class A and Class C.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

LARGE CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	5 Years	10 Years	Since 6/24/87*
Class I
Average annual total return	4.25%	13.49%	16.70%	5.28%	9.37%
Class A
Average annual total return (with sales charge)	–1.40%	7.24%	15.16%	4.43%	8.91%
Average annual total return (without sales charge)	4.08%	13.19%	16.40%	5.00%	9.12%
Class C
Average annual total return (with CDSC)	2.67%	11.32%	15.54%	4.27%	8.29%
Average annual total return (without CDSC)	3.67%	12.32%	15.54%	4.27%	8.29%
Class R
Average annual total return	3.98%	12.93%	16.12%	4.74%	8.84%
S&P 500® Index††
Average annual total return	6.12%	13.69%	15.45%	7.67%	9.61%
Russell 1000® Index††
Average annual total return	5.57%	13.24%	15.64%	7.96%	9.76%
Russell 1000® Value Index††
Average annual total return	4.78%	13.45%	15.42%	7.30%	n/a

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/26/01; Class C — 2/4/02; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 1000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

MID-CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	5 Years	10 Years	Since 1/2/97*
Class I
Average annual total return	0.90%	12.18%	20.83%	9.42%	13.66%
Class A
Average annual total return (with sales charge)	–4.51%	6.01%	19.22%	8.56%	13.05%
Average annual total return (without sales charge)	0.78%	11.90%	20.52%	9.15%	13.39%
Class C
Average annual total return (with CDSC)	–0.60%	10.06%	19.64%	8.42%	12.58%
Average annual total return (without CDSC)	0.40%	11.06%	19.64%	8.42%	12.58%
Class R
Average annual total return	0.64%	11.61%	20.24%	8.88%	13.19%
Russell Midcap® Index††
Average annual total return	4.18%	13.22%	17.19%	9.56%	10.58%
Russell Midcap® Value Index††
Average annual total return	3.25%	14.75%	17.43%	9.43%	11.06%

Returns shown for Class A, Class C, and Class R shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A, Class C — 1/2/01; Class R — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell Midcap® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	5 Years	10 Years	Since 9/20/85*
Class I
Average annual total return	2.81%	11.43%	20.72%	8.18%	12.34%
Class A
Average annual total return (with sales charge)	–2.70%	5.32%	19.12%	7.33%	11.88%
Average annual total return (without sales charge)	2.69%	11.16%	20.41%	7.91%	12.09%
Class C
Average annual total return (with CDSC)	1.30%	9.32%	19.52%	7.21%	11.28%
Average annual total return (without CDSC)	2.30%	10.32%	19.52%	7.21%	11.28%
Russell 2000® Index††
Average annual total return	1.65%	4.89%	15.55%	7.77%	10.03%
Russell 2000® Value Index††
Average annual total return	0.01%	4.22%	14.26%	6.89%	n/a

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. (Inception dates: Class A — 10/6/00; Class C — 2/4/02.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

SMALL CAP DIVERSIFIED VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Period ended December 31, 2014	Since 6/30/14*
Class I
Aggregate total return	2.73%
Class A
Aggregate total return (with sales charge)	–2.84%
Aggregate total return (without sales charge)	2.51%
Russell 2000® Index††
Aggregate total return	1.65%
Russell 2000® Value Index††
Aggregate total return	0.01%

Aggregate total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Aggregate total returns without sales charge do not reflect the sales charge. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in equity securities of companies with market capitalizations similar to the Russell 2000® Index.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

GLOBAL VALUE FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	Since 12/31/12*
Class I
Average annual total return	–3.62%	2.87%	18.11%
Class A
Average annual total return (with sales charge)	–8.86%	–2.83%	14.67%
Average annual total return (without sales charge)	–3.78%	2.54%	17.79%
Russell Developed Index††
Average annual total return	–1.27%	5.27%	16.25%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 8/30/13.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in U.S. and non-U.S. companies.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

VALUE OPPORTUNITIES FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	5 Years	10 Years	Since 12/31/02*
Class I
Average annual total return	1.65%	10.09%	19.73%	9.27%	13.92%
Class A
Average annual total return (with sales charge)	–3.81%	4.04%	18.17%	8.41%	13.20%
Average annual total return (without sales charge)	1.53%	9.80%	19.44%	9.00%	13.71%
Class C
Average annual total return (with CDSC)	0.10%	7.96%	18.53%	8.24%	12.83%
Average annual total return (without CDSC)	1.10%	8.96%	18.53%	8.24%	12.83%
S&P 500® Index††
Average annual total return	6.12%	13.69%	15.45%	7.67%	9.55%

Returns shown for Class C shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class C — 8/28/03.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 5.25%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower.

† The Fund invests primarily in securities of companies with strong capital appreciation potential.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I and Class A.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

CAPITAL INCOME FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	Since 12/31/10*
Class I
Average annual total return	–0.03%	8.10%	12.78%
Class A
Average annual total return (with sales charge)	–4.82%	2.65%	11.86%
Average annual total return (without sales charge)	–0.08%	7.75%	13.24%
S&P 500® Index††
Average annual total return	6.12%	13.69%	15.55%
BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index††
Average annual total return	2.11%	6.37%	4.01%

Returns shown for Class A shares for the periods prior to its inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception date: Class A — 2/28/11.)

Average annual total returns with sales charge shown for Class A shares have been adjusted to reflect the applicable sales charge of the class. Returns for Class A reflect the maximum initial sales charge of 4.75%. Average annual total returns without sales charge do not reflect the sales charges. Had the sales charge been included, the Fund's returns would have been lower.

† The Fund invests primarily in dividend-paying equities and high yield fixed income securities.

†† See index descriptions on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance Data

HIGH YIELD FUND

Total Return Based on a $10,000 Investment

Comparative Results†††

For Periods ended December 31, 2014	Six Months	1 Year	5 Years	Since 3/31/09*
Class I
Average annual total return	–3.93%	1.10%	9.56%	13.77%
Class A
Average annual total return (with sales charge)	–7.63%	–2.91%	8.44%	12.61%
Average annual total return (without sales charge)	–4.02%	0.90%	9.27%	13.36%
Class C
Average annual total return (with CDSC)	–5.42%	–0.92%	8.45%	12.61%
Average annual total return (without CDSC)	–4.42%	0.08%	8.45%	12.61%
BofA Merrill Lynch BB-B US High Yield Constrained Index††
Average annual total return	–1.94%	3.49%	8.71%	13.63%

Returns shown for Class A and Class C shares for the periods prior to their inception are derived from the historical performance of Class I shares of the Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of the class. (Inception dates: Class A — 5/29/09; Class C — 12/31/12.)

Average annual total returns with sales charge and CDSC shown for Class A and Class C shares, respectively, have been adjusted to reflect the applicable sales charges of each specific class. Returns for Class A reflect the maximum initial sales charge of 3.75%. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Average annual total returns without sales charge or CDSC do not reflect the sales charges. Had the sales charge or CDSC been included, the Fund's returns would have been lower. Effective August 29, 2014, the Fund imposes a 2.00% redemption fee on shares that are redeemed or exchanged if they have been held for 90 days or less. Returns shown do not reflect the imposition of the redemption fee. Had the redemption fee been included, the Fund's returns would have been lower.

† The Fund invests primarily in high yield securities.

†† See index description on page 6.

††† Fund returns during certain periods shown reflect a fee waiver and/or expense reimbursement. Without waiver/reimbursement, returns would have been lower. Returns shown include the reinvestment of all dividends. Returns for periods less than one year are not annualized.

* Commencement of Class I.

Past performance is not indicative of future results and the graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Citigroup Inc.	4.00%
American International Group, Inc.	3.97%
JPMorgan Chase & Co.	3.77%
Bank of America Corporation	3.33%
Oracle Corporation	3.21%
Royal Dutch Shell PLC	2.77%
Corning Incorporated	2.64%
Sanofi SA	2.40%
Vodafone Group Public Limited Company	2.35%
Microsoft Corporation	2.29%
COMMON STOCKS — 98.88%	Shares Held	Value
CONSUMER DISCRETIONARY — 15.47% Auto Components — 2.11%
Johnson Controls, Inc.	240,300	$11,616,102
Automobiles — 3.07%
General Motors Company	331,900	11,586,629
Honda Motor Co., Ltd. — ADR	179,000	5,284,080
		16,870,709
Hotels, Restaurants & Leisure — 1.23%
Carnival Corporation	68,100	3,086,973
McDonald's Corporation	39,300	3,682,410
		6,769,383
Media — 4.73%
Comcast Corporation	75,000	4,317,375
The Interpublic Group of Companies, Inc.	345,500	7,176,035
Omnicom Group Inc.	37,200	2,881,884
Time Warner Cable Inc.	76,500	11,632,590
		26,007,884
Multiline Retail — 2.56%
Nordstrom, Inc.	38,300	3,040,637
Target Corporation	145,300	11,029,723
		14,070,360
Specialty Retail — 1.77%
Bed Bath & Beyond Inc. (a)	82,000	6,245,940
Lowe's Companies, Inc.	50,200	3,453,760
		9,699,700
TOTAL CONSUMER DISCRETIONARY		85,034,138
CONSUMER STAPLES — 5.28% Beverages — 0.51%
Molson Coors Brewing Company	37,300	2,779,596
Food & Staples Retailing — 2.09%
Wal-Mart Stores, Inc.	134,000	11,507,920
	Shares Held	Value
Food Products — 2.22%
Bunge Limited	31,400	$2,854,574
Kellogg Company	61,400	4,018,016
Mondelez International, Inc.	146,100	5,307,082
		12,179,672
Tobacco — 0.46%
Philip Morris International Inc.	31,200	2,541,240
TOTAL CONSUMER STAPLES		29,008,428
ENERGY — 8.45% Oil, Gas & Consumable Fuels — 8.45%
Cobalt International Energy, Inc. (a)	1,193,000	10,605,770
Kosmos Energy Ltd. (a)	367,800	3,085,842
Marathon Oil Corporation	304,600	8,617,134
Murphy Oil Corporation	175,600	8,871,312
Royal Dutch Shell PLC — ADR	227,620	15,239,159
TOTAL ENERGY		46,419,217
FINANCIALS — 26.54% Banks — 15.12%
Bank of America Corporation	1,021,922	18,282,185
Citigroup Inc.	406,674	22,005,130
Citizens Financial Group, Inc.	388,000	9,645,680
JPMorgan Chase & Co.	330,900	20,707,722
SunTrust Banks, Inc.	163,700	6,859,030
Wells Fargo & Company	101,834	5,582,540
		83,082,287
Capital Markets — 2.54%
The Bank of New York Mellon Corporation	137,200	5,566,204
The Goldman Sachs Group, Inc.	28,200	5,466,006
Morgan Stanley	75,500	2,929,400
		13,961,610

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Diversified Value Fund (Unaudited)

	Shares Held	Value
Consumer Finance — 1.81%
Capital One Financial Corporation	120,800	$9,972,040
Insurance — 7.07%
The Allstate Corporation	122,400	8,598,600
American International Group, Inc.	389,400	21,810,294
Unum Group	241,500	8,423,520
		38,832,414
TOTAL FINANCIALS		145,848,351
HEALTH CARE — 14.84% Health Care Equipment & Supplies — 2.15%
Covidien Public Limited Company	29,400	3,007,032
Medtronic, Inc.	81,500	5,884,300
Zimmer Holdings, Inc.	26,000	2,948,920
		11,840,252
Health Care Providers & Services — 6.90%
Aetna Inc.	31,500	2,798,145
Anthem, Inc.	64,700	8,130,849
Express Scripts Holding Company (a)	66,500	5,630,555
Humana Inc.	47,700	6,851,151
Quest Diagnostics Inc.	41,800	2,803,108
UnitedHealth Group Incorporated	115,700	11,696,113
		37,909,921
Pharmaceuticals — 5.79%
Eli Lilly and Company	91,400	6,305,686
GlaxoSmithKline plc — ADR	288,800	12,343,312
Sanofi SA — ADR	288,900	13,176,729
		31,825,727
TOTAL HEALTH CARE		81,575,900
INDUSTRIALS — 6.65% Aerospace & Defense — 2.22%
The Boeing Company	51,400	6,680,972
Embraer S.A. — ADR	69,800	2,572,828
Rockwell Collins, Inc.	34,600	2,923,008
		12,176,808
Machinery — 4.43%
CNH Industrial N.V. (c)	298,400	2,405,104
Cummins Inc.	60,800	8,765,536
PACCAR Inc.	72,700	4,944,327
Parker-Hannifin Corporation	20,900	2,695,055
Stanley Black & Decker, Inc.	57,900	5,563,032
		24,373,054
TOTAL INDUSTRIALS		36,549,862
INFORMATION TECHNOLOGY — 14.65% Communications Equipment — 1.44%
Telefonaktiebolaget LM Ericsson — ADR	655,800	7,935,180
	Shares Held	Value
Electronic Equipment, Instruments & Components — 3.12%
Corning Incorporated	633,800	$14,533,034
TE Connectivity Ltd.	41,500	2,624,875
		17,157,909
IT Services — 1.55%
International Business Machines Corporation	37,000	5,936,280
Teradata Corporation (a)	59,000	2,577,120
		8,513,400
Semiconductors & Semiconductor Equipment — 1.01%
Texas Instruments Incorporated	103,500	5,533,627
Software — 5.50%
Microsoft Corporation	270,500	12,564,725
Oracle Corporation	392,600	17,655,222
		30,219,947
Technology Hardware, Storage & Peripherals — 2.03%
Hewlett-Packard Company	278,100	11,160,153
TOTAL INFORMATION TECHNOLOGY		80,520,216
TELECOMMUNICATION SERVICES — 2.35% Wireless Telecommunication Services — 2.35%
Vodafone Group Public Limited Company — ADR	378,663	12,938,915
TOTAL TELECOMMUNICATION SERVICES		12,938,915
UTILITIES — 4.65% Electric Utilities — 0.53%
PPL Corporation	79,900	2,902,767
Independent Power & Renewable Electricity Producers — 2.08%
Calpine Corporation (a)	317,300	7,021,849
NRG Energy, Inc.	163,300	4,400,935
		11,422,784
Multi-Utilities — 2.04%
Public Service Enterprise Group Incorporated	271,000	11,222,110
TOTAL UTILITIES		25,547,661
Total common stocks (Cost $497,222,572)		543,442,688
Total long-term investments (Cost $497,222,572)		543,442,688
COLLATERAL FOR SECURITIES ON LOAN — 0.29%
Money Market Funds — 0.29%
Invesco Government & Agency Portfolio, 0.01%^	1,570,840	1,570,840
Total collateral for securities on loan (Cost $1,570,840)		1,570,840

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Diversified Value Fund (Unaudited)

SHORT-TERM INVESTMENTS — 1.08%	Principal Amount	Value
Time Deposits — 1.08%
JPMorgan Chase & Co., 0.03%, 01/02/2015*	$5,952,560	$5,952,560
Total short-term investments (Cost $5,952,560)		5,952,560
Total investments — 100.25% (Cost $504,745,972)		550,966,088
Liabilities in excess of other assets — (0.25)%		(1,365,969)
Net assets — 100.00%		$549,600,119

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $1,521,702.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.69%
JPMorgan Chase & Co.	4.21%
Citigroup Inc.	4.18%
Bank of America Corporation	3.38%
Royal Dutch Shell PLC	3.29%
Oracle Corporation	3.21%
Murphy Oil Corporation	3.07%
Vodafone Group Public Limited Company	2.83%
Corning Incorporated	2.65%
Wal-Mart Stores, Inc.	2.59%
COMMON STOCKS — 97.56%	Shares Held	Value
CONSUMER DISCRETIONARY — 13.50% Auto Components — 2.21%
Johnson Controls, Inc.	363,000	$17,547,420
Automobiles — 3.07%
General Motors Company	479,900	16,753,309
Honda Motor Co., Ltd. — ADR	258,500	7,630,920
		24,384,229
Hotels, Restaurants & Leisure — 0.65%
McDonald's Corporation	55,300	5,181,610
Media — 3.92%
Comcast Corporation	108,500	6,245,803
The Interpublic Group of Companies, Inc.	389,600	8,091,992
Time Warner Cable Inc.	110,400	16,787,424
		31,125,219
Multiline Retail — 2.52%
Target Corporation	263,200	19,979,512
Specialty Retail — 1.13%
Bed Bath & Beyond Inc. (a)	118,300	9,010,911
TOTAL CONSUMER DISCRETIONARY		107,228,901
CONSUMER STAPLES — 4.15% Food & Staples Retailing — 2.59%
Wal-Mart Stores, Inc.	239,100	20,533,908
Food Products — 1.12%
Kellogg Company	81,500	5,333,360
Mondelez International, Inc.	99,000	3,596,175
		8,929,535
Tobacco — 0.44%
Philip Morris International Inc.	42,500	3,461,625
TOTAL CONSUMER STAPLES		32,925,068
	Shares Held	Value
ENERGY — 8.36% Oil, Gas & Consumable Fuels — 8.36%
Marathon Oil Corporation	563,100	$15,930,099
Murphy Oil Corporation	482,700	24,386,004
Royal Dutch Shell PLC — ADR	389,744	26,093,361
TOTAL ENERGY		66,409,464
FINANCIALS — 27.29% Banks — 14.86%
Bank of America Corporation	1,501,489	26,861,638
Citigroup Inc.	612,868	33,162,287
Citizens Financial Group, Inc.	556,000	13,822,160
JPMorgan Chase & Co.	533,700	33,398,946
Wells Fargo & Company	196,491	10,771,637
		118,016,668
Capital Markets — 1.98%
The Bank of New York Mellon Corporation	193,100	7,834,067
The Goldman Sachs Group, Inc.	40,700	7,888,881
		15,722,948
Consumer Finance — 1.88%
Capital One Financial Corporation	181,500	14,982,825
Insurance — 8.57%
The Allstate Corporation	236,000	16,579,000
American International Group, Inc.	664,700	37,229,847
Unum Group	408,500	14,248,480
		68,057,327
TOTAL FINANCIALS		216,779,768
HEALTH CARE — 13.70% Health Care Equipment & Supplies — 2.11%
Medtronic, Inc.	119,600	8,635,120
Zimmer Holdings, Inc.	71,300	8,086,846
		16,721,966

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

	Shares Held	Value
Health Care Providers & Services — 5.32%
Anthem, Inc.	107,600	$13,522,092
Humana Inc.	68,900	9,896,107
UnitedHealth Group Incorporated	186,600	18,863,394
		42,281,593
Pharmaceuticals — 6.27%
Eli Lilly and Company	159,100	10,976,309
GlaxoSmithKline plc — ADR	464,000	19,831,360
Sanofi SA — ADR	416,800	19,010,248
		49,817,917
TOTAL HEALTH CARE		108,821,476
INDUSTRIALS — 7.45% Aerospace & Defense — 1.73%
The Boeing Company	82,500	10,723,350
Embraer S.A. — ADR	81,900	3,018,834
		13,742,184
Machinery — 5.32%
CNH Industrial N.V. (c)	433,200	3,491,592
Cummins Inc.	121,500	17,516,655
PACCAR Inc.	116,300	7,909,563
Parker-Hannifin Corporation	39,300	5,067,735
Stanley Black & Decker, Inc.	86,300	8,291,704
		42,277,249
Professional Services — 0.40%
Manpowergroup Inc.	46,100	3,142,637
TOTAL INDUSTRIALS		59,162,070
INFORMATION TECHNOLOGY — 14.12% Communications Equipment — 1.44%
Telefonaktiebolaget LM Ericsson — ADR	948,100	11,472,010
Electronic Equipment, Instruments & Components — 2.65%
Corning Incorporated	916,500	21,015,345
IT Services — 1.24%
International Business Machines Corporation	61,600	9,883,104
Semiconductors & Semiconductor Equipment — 1.00%
Texas Instruments Incorporated	149,200	7,976,978
Software — 5.50%
Microsoft Corporation	390,600	18,143,370
Oracle Corporation	567,300	25,511,481
		43,654,851
Technology Hardware, Storage & Peripherals — 2.29%
Hewlett-Packard Company	452,600	18,162,838
TOTAL INFORMATION TECHNOLOGY		112,165,126
	Shares Held	Value
TELECOMMUNICATION SERVICES — 2.83% Wireless Telecommunication Services — 2.83%
Vodafone Group Public Limited Company — ADR	657,754	$22,475,454
TOTAL TELECOMMUNICATION SERVICES		22,475,454
UTILITIES — 6.16% Electric Utilities — 2.03%
PPL Corporation	335,200	12,177,816
The Southern Company	80,600	3,958,266
		16,136,082
Independent Power & Renewable Electricity Producers — 2.08%
Calpine Corporation (a)	460,000	10,179,800
NRG Energy, Inc.	235,600	6,349,420
		16,529,220
Multi-Utilities — 2.05%
Public Service Enterprise Group Incorporated	392,100	16,236,861
TOTAL UTILITIES		48,902,163
Total common stocks (Cost $736,559,590)		774,869,490
Total long-term investments (Cost $736,559,590)		774,869,490
COLLATERAL FOR SECURITIES ON LOAN — 0.34%
Money Market Funds — 0.34%
Invesco Government & Agency Portfolio, 0.01%^	2,745,880	2,745,880
Total collateral for securities on loan (Cost $2,745,880)		2,745,880
SHORT-TERM INVESTMENTS — 2.54%	Principal Amount
Time Deposits — 2.54%
JPMorgan Chase & Co., 0.03%, 01/02/2015*	$20,159,753	20,159,753
Total short-term investments (Cost $20,159,753)		20,159,753
Total investments — 100.44% (Cost $759,465,223)		797,775,123
Liabilities in excess of other assets — (0.44)%		(3,528,254)
Net assets — 100.00%		$794,246,869

(a) — Non-income producing security.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $2,657,655.

ADR — American Depositary Receipt

^ — Rate shown is the 7-day yield as of December 31, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Large Cap Value Fund (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
ARRIS Group, Inc.	3.55%
Willis Group Holdings Public Limited Company	3.45%
Citizens Financial Group, Inc.	3.36%
Great Plains Energy Incorporated	3.32%
White Mountains Insurance Group, Ltd.	3.23%
SunTrust Banks, Inc.	3.21%
Public Service Enterprise Group Incorporated	3.19%
The Goodyear Tire & Rubber Company	3.04%
Kohl's Corporation	2.99%
Con-way Inc.	2.97%
COMMON STOCKS — 97.45%	Shares Held	Value
CONSUMER DISCRETIONARY — 18.75% Auto Components — 4.29%
The Goodyear Tire & Rubber Company	3,534,500	$100,980,665
Lear Corporation	423,000	41,487,840
		142,468,505
Diversified Consumer Services — 1.07%
H & R Block, Inc.	1,051,200	35,404,416
Household Durables — 0.57%
TRI Pointe Homes, Inc. (a)	1,242,200	18,943,550
Media — 3.36%
The Interpublic Group of Companies, Inc.	2,076,100	43,120,597
News Corporation (a)	2,124,300	33,330,267
Omnicom Group Inc.	454,900	35,241,103
		111,691,967
Multiline Retail — 2.99%
Kohl's Corporation	1,627,000	99,312,080
Specialty Retail — 6.47%
Bed Bath & Beyond Inc. (a)	772,800	58,864,176
Best Buy Co., Inc.	651,300	25,387,674
Office Depot, Inc. (a)	3,166,000	27,148,450
Rent-A-Center, Inc.	930,400	33,792,128
Staples, Inc.	3,840,700	69,593,484
		214,785,912
TOTAL CONSUMER DISCRETIONARY		622,606,430
CONSUMER STAPLES — 2.69% Food Products — 2.69%
Bunge Limited	700,400	63,673,364
Fresh Del Monte Produce Inc. (c)	762,000	25,565,100
TOTAL CONSUMER STAPLES		89,238,464
	Shares Held	Value
ENERGY — 11.77% Energy Equipment & Services — 2.28%
Dresser-Rand Group Inc. (a)	602,900	$49,317,220
McDermott International, Inc. (a) (c)	3,697,800	10,760,598
Rowan Companies PLC	671,600	15,661,712
		75,739,530
Oil, Gas & Consumable Fuels — 9.49%
Cairn Energy PLC (a) (f)	14,290,500	39,498,376
Cobalt International Energy, Inc. (a)	10,089,900	89,699,211
Comstock Resources, Inc. (b) (c)	5,943,500	40,475,235
Kosmos Energy Ltd. (a)	10,536,700	88,402,913
Ophir Energy plc (a) (f)	26,056,200	57,257,931
		315,333,666
TOTAL ENERGY		391,073,196
FINANCIALS — 29.81% Banks — 14.88%
CIT Group Inc.	684,900	32,758,767
Citizens Financial Group, Inc.	4,483,000	111,447,380
First Horizon National Corporation	3,028,057	41,121,014
Popular, Inc. (a)	2,526,700	86,034,135
Regions Financial Corporation	8,669,000	91,544,640
SunTrust Banks, Inc.	2,544,900	106,631,310
Zions Bancorporation	863,500	24,618,385
		494,155,631
Consumer Finance — 0.79%
Santander Consumer USA Holdings Inc.	1,335,100	26,181,311
Diversified Financial Services — 2.20%
PHH Corporation (a) (b)	3,056,600	73,236,136

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

	Shares Held	Value
Insurance — 11.44%
Alleghany Corporation (a)	77,000	$35,689,500
Aspen Insurance Holdings Limited	369,100	16,155,507
Old Republic International Corporation	2,216,200	32,423,006
Unum Group	2,109,500	73,579,360
White Mountains Insurance Group, Ltd.	170,300	107,307,733
Willis Group Holdings Public Limited Company	2,558,100	114,628,461
		379,783,567
Real Estate Investment Trusts — 0.50%
The GEO Group, Inc.	408,300	16,478,988
TOTAL FINANCIALS		989,835,633
HEALTH CARE — 2.68% Health Care Providers & Services — 2.68%
Humana Inc.	329,900	47,383,537
LifePoint Hospitals, Inc. (a)	222,800	16,021,548
WellCare Health Plans, Inc. (a)	312,000	25,602,720
TOTAL HEALTH CARE		89,007,805
INDUSTRIALS — 7.11% Aerospace & Defense — 1.50%
Embraer S.A. — ADR (c)	871,200	32,112,432
Rockwell Collins, Inc.	211,100	17,833,728
		49,946,160
Building Products — 0.50%
Owens Corning	466,200	16,694,622
Machinery — 2.14%
Allison Transmission Holdings, Inc.	539,500	18,289,050
Navistar International Corporation (a) (c)	812,800	27,212,544
Stanley Black & Decker, Inc.	264,000	25,365,120
		70,866,714
Road & Rail — 2.97%
Con-way Inc.	2,004,400	98,576,392
TOTAL INDUSTRIALS		236,083,888
INFORMATION TECHNOLOGY — 15.92% Communications Equipment — 3.55%
ARRIS Group, Inc. (a)	3,907,200	117,958,368
Electronic Equipment, Instruments & Components — 5.40%
Avnet, Inc.	2,211,600	95,143,032
CDW Corporation	1,692,300	59,518,191
Ingram Micro Inc. (a)	891,900	24,652,116
		179,313,339
IT Services — 1.76%
Teradata Corporation (a)	749,200	32,725,056
The Western Union Company	1,431,200	25,632,792
		58,357,848
	Shares Held		Value
Semiconductors & Semiconductor Equipment — 3.03%
Marvell Technology Group Ltd.		2,460,800	$35,681,600
ON Semiconductor Corporation (a)		6,391,300	64,743,869
			100,425,469
Software — 2.18%
CA, Inc.		1,158,600	35,279,370
Comverse, Inc. (a)		152,680	2,867,331
Symantec Corporation		1,340,000	34,377,700
			72,524,401
TOTAL INFORMATION TECHNOLOGY			528,579,425
UTILITIES — 8.72% Electric Utilities — 3.32%
Great Plains Energy Incorporated		3,877,900	110,171,139
Independent Power & Renewable Electricity Producers — 2.21%
Calpine Corporation (a)		1,398,700	30,953,231
NRG Energy, Inc.		1,580,100	42,583,695
			73,536,926
Multi-Utilities — 3.19%
Public Service Enterprise Group Incorporated		2,555,700	105,831,537
TOTAL UTILITIES			289,539,602
Total common stocks (Cost $2,907,134,635)			3,235,964,443
Total long-term investments (Cost $2,907,134,635)			3,235,964,443
COLLATERAL FOR SECURITIES ON LOAN — 0.92%
Money Market Funds — 0.92%
Invesco Government & Agency Portfolio, 0.01%^		30,760,586	30,760,586
Total collateral for securities on loan (Cost $30,760,586)			30,760,586
SHORT-TERM INVESTMENTS — 2.56%	Principal Amount
Time Deposits — 2.56%
Brown Brothers Harriman & Co, 0.03%, 01/02/2015*	GBP	11	16
JPMorgan Chase & Co., 0.03%, 01/02/2015*		$84,939,874	84,939,874
			84,939,890
Total short-term investments (Cost $84,939,890)			84,939,890
Total investments — 100.93% (Cost $3,022,835,111)			3,351,664,919
Liabilities in excess of other assets — (0.93)%			(30,988,668)
Net assets — 100.00%			$3,320,676,251

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Mid-Cap Value Fund (Unaudited)

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $29,999,978.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $96,756,307, which represented 2.91% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

GBP — British Pounds

^ — Rate shown is the 7-day yield as of December 31, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Masonite International Corporation	5.86%
Horace Mann Educators Corporation	4.27%
Con-way Inc.	3.87%
First Horizon National Corporation	3.82%
WellCare Health Plans, Inc.	3.26%
Sonic Automotive, Inc.	3.25%
Kaiser Aluminum Corporation	3.23%
Great Plains Energy Incorporated	3.11%
Meritor, Inc.	3.00%
Matson, Inc.	2.86%
COMMON STOCKS — 97.11%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.40% Hotels, Restaurants & Leisure — 0.89%
Lakes Entertainment, Inc. (a)	98,500	$659,950
Ruby Tuesday, Inc. (a)	1,313,700	8,985,708
		9,645,658
Household Durables — 5.04%
Helen of Troy Limited (a)	259,500	16,883,070
M/I Homes, Inc. (a)	583,000	13,385,680
TRI Pointe Homes, Inc. (a)	561,800	8,567,450
William Lyon Homes (a)	784,700	15,905,869
		54,742,069
Specialty Retail — 3.25%
Sonic Automotive, Inc.	1,307,200	35,346,688
Textiles, Apparel & Luxury Goods — 0.22%
Quiksilver, Inc. (a) (c)	1,096,700	2,423,707
TOTAL CONSUMER DISCRETIONARY		102,158,122
ENERGY — 5.13% Energy Equipment & Services — 1.96%
McDermott International, Inc. (a) (c)	1,378,300	4,010,853
Rowan Companies PLC	743,200	17,331,424
		21,342,277
Oil, Gas & Consumable Fuels — 3.17%
Cairn Energy PLC (a) (f)	3,342,600	9,238,814
Cobalt International Energy, Inc. (a)	1,058,700	9,411,843
Kosmos Energy Ltd. (a)	1,252,900	10,511,831
Rockhopper Exploration PLC (a) (f)	5,203,200	5,303,193
		34,465,681
TOTAL ENERGY		55,807,958
	Shares Held	Value
FINANCIALS — 26.67% Banks — 9.74%
Associated Banc-Corp	482,500	$8,988,975
First BanCorp. (a)	966,900	5,675,703
First Horizon National Corporation	3,060,231	41,557,937
First Niagara Financial Group, Inc.	2,088,700	17,607,741
Investors Bancorp, Inc.	276,500	3,103,712
Popular, Inc. (a)	531,800	18,107,790
Synovus Financial Corp.	205,571	5,568,918
Webster Financial Corporation	162,100	5,273,113
		105,883,889
Capital Markets — 0.46%
Oppenheimer Holdings Inc.	216,000	5,022,000
Diversified Financial Services — 2.32%
PHH Corporation (a)	1,050,700	25,174,772
Insurance — 10.56%
Aspen Insurance Holdings Limited	351,000	15,363,270
Employers Holdings, Inc.	118,000	2,774,180
Endurance Specialty Holdings Ltd.	81,800	4,894,912
Global Indemnity Public Limited Company (a)	380,036	10,781,621
Horace Mann Educators Corporation	1,400,000	46,452,000
National Western Life Insurance Company	5,800	1,561,650
Platinum Underwriters Holdings, Ltd.	382,100	28,053,782
Symetra Financial Corporation	209,000	4,817,450
		114,698,865
Real Estate Investment Trusts — 3.59%
The GEO Group, Inc.	585,696	23,638,690
Granite Real Estate Investment Trust	433,400	15,407,370
		39,046,060
TOTAL FINANCIALS		289,825,586

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 11.36% Health Care Equipment & Supplies — 1.62%
Invacare Corporation	1,048,200	$17,567,832
Health Care Providers & Services — 8.03%
Hanger, Inc. (a)	1,372,500	30,057,750
LifePoint Hospitals, Inc. (a)	304,300	21,882,213
WellCare Health Plans, Inc. (a)	431,200	35,384,272
		87,324,235
Pharmaceuticals — 1.71%
Taro Pharmaceutical Industries Ltd. (a)	125,300	18,568,207
TOTAL HEALTH CARE		123,460,274
INDUSTRIALS — 24.26% Building Products — 5.86%
Masonite International Corporation (a)	1,035,700	63,654,122
Commercial Services & Supplies — 1.74%
The Brink's Company	774,200	18,898,222
Construction & Engineering — 1.25%
KBR, Inc.	803,300	13,615,935
Machinery — 5.68%
EnPro Industries, Inc. (a)	159,500	10,010,220
Meritor, Inc. (a)	2,149,500	32,564,925
Miller Industries, Inc. (b)	922,400	19,176,696
		61,751,841
Marine — 2.86%
Matson, Inc.	901,100	31,105,972
Professional Services — 0.90%
Heidrick & Struggles International, Inc.	121,400	2,798,270
Hudson Global, Inc. (a) (b)	2,266,700	7,026,770
		9,825,040
Road & Rail — 3.87%
Con-way Inc.	855,400	42,068,572
Trading Companies & Distributors — 2.10%
Rush Enterprises, Inc. (a)	408,400	13,089,220
Signature Group Holdings, Inc. (a) (b)	1,354,400	9,683,960
		22,773,180
TOTAL INDUSTRIALS		263,692,884
INFORMATION TECHNOLOGY — 8.35% Communications Equipment — 3.18%
ARRIS Group, Inc. (a)	1,025,200	30,950,788
Extreme Networks, Inc. (a)	1,030,500	3,637,665
		34,588,453
Semiconductors & Semiconductor Equipment — 3.19%
Diodes Incorporated (a)	591,300	16,302,141
ON Semiconductor Corporation (a)	1,818,200	18,418,366
		34,720,507
	Shares Held	Value
Software — 0.80%
Comverse, Inc. (a)	462,510	$8,685,938
Technology Hardware, Storage & Peripherals — 1.18%
QLogic Corporation (a)	960,500	12,793,860
TOTAL INFORMATION TECHNOLOGY		90,788,758
MATERIALS — 7.05% Metals & Mining — 5.69%
Horsehead Holding Corp. (a)	1,020,000	16,146,600
Kaiser Aluminum Corporation	490,800	35,057,844
Noranda Aluminum Holding Corporation	3,013,700	10,608,224
		61,812,668
Paper & Forest Products — 1.36%
Louisiana-Pacific Corporation (a)	895,300	14,826,168
TOTAL MATERIALS		76,638,836
UTILITIES — 4.89% Electric Utilities — 3.31%
Great Plains Energy Incorporated	1,188,000	33,751,080
Westar Energy, Inc.	52,300	2,156,852
		35,907,932
Independent Power & Renewable Electricity Producers — 1.58%
NRG Energy, Inc.	638,599	17,210,243
TOTAL UTILITIES		53,118,175
Total common stocks (Cost $914,428,738)		1,055,490,593
INVESTMENT COMPANIES — 1.47%
Exchange Traded Funds — 1.47%
iShares Russell 2000 Value Index Fund (c)	157,100	15,973,928
Total investment companies (Cost $11,977,404)		15,973,928
Total long-term investments (Cost $926,406,142)		1,071,464,521
COLLATERAL FOR SECURITIES ON LOAN — 1.47%
Money Market Funds — 1.47%
Invesco Government & Agency Portfolio, 0.01%^	15,937,908	15,937,908
Total collateral for securities on loan (Cost $15,937,908)		15,937,908
SHORT-TERM INVESTMENTS — 1.15%	Principal Amount
Time Deposits — 1.15%
JPMorgan Chase & Co., 0.03%, 01/02/2015*	$12,462,064	12,462,064
Total short-term investments (Cost $12,462,064)		12,462,064
Total investments — 101.20% (Cost $954,806,114)		1,099,864,493
Liabilities in excess of other assets — (1.20)%		(13,002,413)
Net assets — 100.00%		$1,086,862,080

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Value Fund (Unaudited)

(a) — Non-income producing security.

(b) — Affiliated issuer. See Note 6 in Notes to the Financial Statements.

(c) — All or a portion of this security is on loan. The total market value of securities on loan was $15,547,872.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $14,542,007, representing 1.34% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

^ — Rate shown is the 7-day yield as of December 31, 2014.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
Meadowbrook Insurance Group, Inc.	0.52%
Remy International, Inc.	0.47%
Aaron's, Inc.	0.46%
Manitex International, Inc.	0.46%
Sears Hometown and Outlet Stores, Inc.	0.45%
Digi International Inc.	0.45%
QLogic Corporation	0.44%
Arctic Cat Inc.	0.44%
Employers Holdings, Inc.	0.43%
First Horizon National Corporation	0.43%
COMMON STOCKS — 98.11%	Shares Held	Value
CONSUMER DISCRETIONARY — 14.82% Auto Components — 2.37%
American Axle & Manufacturing Holdings, Inc. (a)	736	$16,626
Cooper-Standard Holdings Inc. (a)	188	10,881
Federal-Mogul Holdings Corp. (a)	286	4,602
Modine Manufacturing Company (a)	1,204	16,374
Remy International, Inc.	1,259	26,339
Shiloh Industries, Inc. (a)	1,135	17,854
Standard Motor Products, Inc.	289	11,017
Strattec Security Corporation	130	10,735
Tower International, Inc. (a)	686	17,527
		131,955
Diversified Consumer Services — 1.35%
American Public Education, Inc. (a)	616	22,712
Bridgepoint Education, Inc. (a)	934	10,573
Capella Education Company	86	6,619
DeVry Education Group Inc.	122	5,791
ITT Educational Services, Inc. (a)	2,090	20,085
Weight Watchers International, Inc. (a)	374	9,290
		75,070
Hotels, Restaurants & Leisure — 0.96%
Century Casinos, Inc. (a)	2,733	13,802
Lakes Entertainment, Inc. (a)	3,198	21,426
Speedway Motorsports, Inc.	508	11,110
Tropicana Entertainment Inc. (a)	400	6,740
		53,078
	Shares Held	Value
Household Durables — 2.92%
Blyth, Inc.	594	$5,435
CSS Industries, Inc.	393	10,863
Ethan Allen Interiors Inc.	184	5,698
Hooker Furniture Corporation	995	17,084
LGI Homes, Inc. (a)	1,133	16,904
Libbey Inc. (a)	206	6,477
Lifetime Brands, Inc.	1,031	17,733
M/I Homes, Inc. (a)	746	17,128
Skullcandy, Inc. (a)	1,428	13,123
Taylor Morrison Home Corporation (a)	903	17,058
William Lyon Homes (a)	856	17,351
ZAGG Inc. (a)	2,617	17,770
		162,624
Internet & Catalog Retail — 0.50%
PetMed Express, Inc.	1,562	22,446
RetailMeNot, Inc. (a)	374	5,468
		27,914
Leisure Products — 1.07%
Arctic Cat Inc.	682	24,212
Johnson Outdoors Inc.	576	17,971
Malibu Boats, Inc. (a)	890	17,150
		59,333
Media — 1.09%
Entercom Communications Corp. (a)	905	11,005
Meredith Corporation	103	5,595
The New York Times Company	823	10,880
Saga Communications, Inc.	385	16,740
Time Inc.	674	16,587
		60,807

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Specialty Retail — 2.94%
Aaron's, Inc.	839	$25,647
America's Car-Mart, Inc. (a)	110	5,872
Big 5 Sporting Goods Corporation	388	5,676
The Buckle, Inc.	107	5,620
Express, Inc. (a)	385	5,656
The Finish Line, Inc.	477	11,596
Francesca's Holdings Corporation (a)	1,000	16,700
Office Depot, Inc. (a)	1,947	16,696
Outerwall Inc. (a)	220	16,548
Rent-A-Center, Inc.	160	5,811
Sears Hometown and Outlet Stores, Inc. (a)	1,895	24,919
Select Comfort Corporation (a)	406	10,974
Tilly's, Inc. (a)	602	5,833
Zumiez Inc. (a)	147	5,679
		163,227
Textiles, Apparel & Luxury Goods — 1.62%
Culp, Inc.	523	11,339
Iconix Brand Group, Inc. (a)	326	11,016
Movado Group, Inc.	600	17,022
Rocky Brands, Inc.	1,513	20,062
Steven Madden, Ltd. (a)	458	14,578
Vera Bradley, Inc. (a)	777	15,835
		89,852
TOTAL CONSUMER DISCRETIONARY		823,860
CONSUMER STAPLES — 2.85% Food & Staples Retailing — 0.20%
Weis Markets, Inc.	232	11,094
Food Products — 0.62%
John B. Sanfilippo & Son, Inc.	142	6,461
Omega Protein Corporation (a)	2,218	23,445
Sanderson Farms, Inc.	56	4,705
		34,611
Personal Products — 1.62%
Lifevantage Corporation (a)	16,752	21,777
Nature's Sunshine Products, Inc.	1,019	15,102
Nu Skin Enterprises, Inc.	511	22,330
Nutraceutical International Corporation (a)	673	14,510
USANA Health Sciences, Inc. (a)	157	16,107
		89,826
Tobacco — 0.41%
Universal Corporation	521	22,914
TOTAL CONSUMER STAPLES		158,445
	Shares Held	Value
ENERGY — 6.40% Energy Equipment & Services — 2.21%
Atwood Oceanics, Inc. (a)	373	$10,582
CARBO Ceramics Inc.	410	16,421
Dawson Geophysical Company	502	6,139
Geospace Technologies Corporation (a)	675	17,888
Gulf Island Fabrication, Inc.	280	5,429
Hornbeck Offshore Services, Inc. (a)	226	5,643
Matrix Service Company (a)	803	17,923
Oil States International, Inc. (a)	343	16,773
Tesco Corporation	1,245	15,961
Unit Corporation (a)	303	10,332
		123,091
Oil, Gas & Consumable Fuels — 4.19%
Alliance Resource Partners, L.P.	395	17,005
Alon USA Energy, Inc.	889	11,264
Alon USA Partners, LP	866	11,180
Apco Oil and Gas International Inc. (a)	1,138	15,966
Cloud Peak Energy Inc. (a)	2,176	19,976
Contango Oil & Gas Company (a)	529	15,468
Delek US Holdings, Inc.	604	16,477
Global Partners LP	317	10,458
Natural Resource Partners L.P.	1,072	9,916
Northern Tier Energy LP	492	10,893
Oasis Petroleum Inc. (a)	1,010	16,705
PrimeEnergy Corporation (a)	258	18,767
Stone Energy Corporation (a)	929	15,682
VAALCO Energy, Inc. (a)	4,624	21,085
Western Refining, Inc.	585	22,100
		232,942
TOTAL ENERGY		356,033

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
FINANCIALS — 27.95% Banks — 13.99%
1st Source Corporation	165	$5,661
Access National Corporation	318	5,384
American National Bankshares Inc.	664	16,474
Ames National Corporation	200	5,188
Associated Banc-Corp	1,126	20,977
The Bancorp, Inc. (a)	2,154	23,457
Bank of Hawaii Corporation	187	11,091
Bank of Marin Bancorp	208	10,939
Bar Harbor Bankshares	186	5,952
BBCN Bancorp, Inc.	1,100	15,818
Bridge Bancorp, Inc.	201	5,377
C&F Financial Corporation	555	22,056
Camden National Corporation	553	22,032
Cathay General Bancorp	432	11,055
Central Valley Community Bancorp	1,466	16,243
Chemical Financial Corporation	364	11,153
City Holding Company	120	5,584
First Bancorp	922	17,029
The First Bancorp, Inc.	620	11,216
First BanCorp. (a)	3,735	21,924
First Citizens BancShares, Inc.	65	16,431
First Community Bancshares, Inc.	339	5,583
First Financial Bancorp.	297	5,521
First Financial Corporation	494	17,596
First Horizon National Corporation	1,757	23,861
First Niagara Financial Group, Inc.	2,621	22,095
Flushing Financial Corporation	541	10,966
Fulton Financial Corporation	882	10,902
Great Southern Bancorp, Inc.	142	5,633
Hanmi Financial Corporation	511	11,145
Heartland Financial USA, Inc.	201	5,447
Heritage Financial Corporation	315	5,528
HomeTrust Bancshares, Inc. (a)	675	11,246
International Bancshares Corporation	801	21,259
Intervest Bancshares Corporation	1,110	11,156
LCNB Corp.	747	11,257
Merchants Bancshares, Inc.	338	10,353
Northrim BanCorp, Inc.	804	21,097
Old Second Bancorp, Inc. (a)	1,068	5,735
Orrstown Financial Services, Inc. (a)	1,320	22,414
Pacific Continental Corporation	765	10,848
Peapack-Gladstone Financial Corporation	1,197	22,216
Peoples Bancorp, Inc.	211	5,471
	Shares Held	Value
Popular, Inc. (a)	664	$22,609
Premier Financial Bancorp, Inc.	1,050	16,359
QCR Holdings, Inc.	304	5,484
Republic Bancorp, Inc.	871	21,531
Sandy Spring Bancorp, Inc.	432	11,267
Shore Bancshares, Inc. (a)	2,349	21,951
Sierra Bancorp	954	16,752
Suffolk Bancorp	930	21,120
Towne Bank	1,038	15,695
TriCo Bancshares	694	17,142
Trustmark Corporation	680	16,687
Valley National Bancorp	1,125	10,924
Webster Financial Corporation	506	16,460
Wilshire Bancorp, Inc.	555	5,622
		777,973
Capital Markets — 0.47%
Arlington Asset Investment Corp.	197	5,242
Oppenheimer Holdings Inc.	891	20,716
		25,958
Consumer Finance — 0.30%
JG Wentworth Co. (a)	1,546	16,480
Diversified Financial Services — 0.29%
PHH Corporation (a)	686	16,437
Insurance — 5.09%
Ambac Financial Group, Inc. (a)	690	16,905
CNO Financial Group Inc.	1,306	22,489
Crawford & Company	1,281	10,978
Employers Holdings, Inc.	1,017	23,910
Hallmark Financial Services, Inc. (a)	955	11,546
The Hanover Insurance Group, Inc.	234	16,689
Horace Mann Educators Corporation	683	22,662
Kansas City Life Insurance Company	111	5,331
Kemper Corporation	472	17,044
MBIA Inc. (a)	585	5,581
Meadowbrook Insurance Group, Inc.	3,387	28,654
National Western Life Insurance Company	81	21,809
The Navigators Group, Inc. (a)	78	5,721
The Phoenix Companies, Inc. (a)	104	7,162
Selective Insurance Group, Inc.	410	11,140
StanCorp Financial Group, Inc.	80	5,589
State Auto Financial Corporation	743	16,509
Stewart Information Services Corporation	457	16,927
Symetra Financial Corporation	716	16,504
		283,150

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Real Estate Investment Trusts — 2.03%
Arbor Realty Trust, Inc.	1,606	$10,873
Ares Commercial Real Estate Corporation	863	9,907
BRT Realty Trust (a)	1,556	10,861
Cherry Hill Mortgage Investment Corporation	582	10,761
Five Oaks Investment Corp.	1,507	16,276
The GEO Group, Inc.	553	22,319
Parkway Properties, Inc.	1,180	21,700
Resource Capital Corp.	1,037	5,226
ZAIS Financial Corp.	284	4,899
		112,822
Thrifts & Mortgage Finance — 5.78%
Astoria Financial Corporation	1,241	16,580
Brookline Bancorp, Inc.	1,116	11,193
Cape Bancorp, Inc.	1,165	10,963
Charter Financial Corporation	477	5,462
Clifton Bancorp Inc.	407	5,531
Dime Community Bancshares, Inc.	1,027	16,720
ESSA Bancorp, Inc.	1,403	16,836
Flagstar Bancorp, Inc. (a)	1,054	16,579
Hingham Institution for Savings	185	16,097
Home Bancorp, Inc.	708	16,242
HomeStreet, Inc.	1,156	20,126
Meta Financial Group, Inc.	308	10,792
New Hampshire Thrift Bancshares, Inc.	352	5,498
OceanFirst Financial Corp.	974	16,694
Oritani Financial Corp.	726	11,180
Provident Financial Holdings, Inc.	1,381	20,895
Prudential Bancorp, Inc.	448	5,510
Simplicity Bancorp, Inc.	1,304	22,363
Territorial Bancorp Inc.	1,002	21,593
TrustCo Bank Corp.	1,562	11,340
Washington Federal, Inc.	938	20,777
Waterstone Financial, Inc.	431	5,668
Westfield Financial, Inc.	2,275	16,699
		321,338
TOTAL FINANCIALS		1,554,158
HEALTH CARE — 2.69% Biotechnology — 0.09%
Myriad Genetics, Inc. (a)	145	4,939
Health Care Equipment & Supplies — 0.41%
Halyard Health, Inc. (a)	138	6,275
Meridian Bioscience, Inc.	643	10,584
PhotoMedex, Inc. (a)	3,949	6,042
		22,901
	Shares Held	Value
Health Care Providers & Services — 2.19%
Almost Family, Inc. (a)	365	$10,567
The Ensign Group, Inc.	122	5,416
Gentiva Health Services, Inc. (a)	281	5,353
Hanger, Inc. (a)	494	10,819
IPC The Hospitalist Company, Inc. (a)	241	11,059
LHC Group, Inc. (a)	366	11,412
LifePoint Hospitals, Inc. (a)	152	10,930
Molina Healthcare, Inc. (a)	229	12,258
National HealthCare Corporation	172	10,808
Select Medical Holdings Corporation	762	10,973
WellCare Health Plans, Inc. (a)	273	22,402
		121,997
TOTAL HEALTH CARE		149,837
INDUSTRIALS — 15.88% Aerospace & Defense — 0.91%
Engility Holdings, Inc. (a)	269	11,513
Erickson Incorporated (a)	675	5,630
LMI Aerospace, Inc. (a)	793	11,181
National Presto Industries, Inc.	379	21,997
		50,321
Air Freight & Logistics — 0.40%
Forward Air Corporation	109	5,490
Hub Group, Inc. (a)	295	11,234
Park-Ohio Holdings Corp.	90	5,673
		22,397
Building Products — 0.19%
American Woodmark Corporation (a)	136	5,500
Universal Forest Products, Inc.	97	5,160
		10,660
Commercial Services & Supplies — 2.81%
The Brink's Company	466	11,375
Courier Corporation	1,496	22,320
Deluxe Corporation	177	11,018
Ennis, Inc.	1,246	16,784
Knoll, Inc.	610	12,914
Matthews International Corporation	240	11,681
N L Industries, Inc. (a)	2,389	20,545
Performant Financial Corporation (a)	3,320	22,078
Steelcase Inc.	308	5,529
Team, Inc. (a)	143	5,786
United Stationers Inc.	246	10,371
West Corporation	169	5,577
		155,978

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Construction & Engineering — 1.53%
Aegion Corporation (a)	933	$17,363
Argan, Inc.	514	17,291
Comfort Systems USA, Inc.	306	5,239
KBR, Inc.	1,317	22,323
Primoris Services Corporation	995	23,124
		85,340
Electrical Equipment — 0.42%
Preformed Line Products Company	425	23,218
Machinery — 6.04%
Alamo Group Inc.	342	16,566
Altra Industrial Motion Corp.	136	3,861
Columbus McKinnon Corporation	799	22,404
Commercial Vehicle Group, Inc. (a)	2,395	15,951
The Eastern Company	1,254	21,506
Global Brass and Copper Holdings, Inc.	1,344	17,687
Hardinge Inc.	1,866	22,243
Hillenbrand, Inc.	165	5,693
Hurco Companies, Inc.	606	20,659
Hyster-Yale Materials Handling, Inc.	207	15,152
Kadant Inc.	258	11,014
L. B. Foster Company	223	10,831
Manitex International, Inc. (a)	2,015	25,610
Meritor, Inc. (a)	1,513	22,922
Miller Industries, Inc.	1,123	23,347
Mueller Industries, Inc.	364	12,427
Supreme Industries, Inc.	1,418	10,011
Titan International, Inc.	1,054	11,204
TriMas Corporation (a)	399	12,485
Twin Disc, Incorporated	540	10,724
Wabash National Corporation (a)	1,894	23,410
		335,707
Marine — 0.20%
Matson, Inc.	327	11,288
	Shares Held	Value
Professional Services — 2.68%
Barrett Business Services, Inc.	802	$21,975
CDI Corporation	347	6,145
FTI Consulting, Inc. (a)	139	5,370
Heidrick & Struggles International, Inc.	984	22,682
Insperity, Inc.	486	16,471
Kelly Services, Inc.	667	11,352
Korn/Ferry International (a)	390	11,216
Navigant Consulting, Inc. (a)	1,075	16,523
Resources Connection, Inc.	1,072	17,634
RPX Corporation (a)	1,426	19,650
		149,018
Road & Rail — 0.42%
Con-way Inc.	479	23,557
Transportation Infrastructure — 0.28%
Wesco Aircraft Holdings, Inc. (a)	1,109	15,504
TOTAL INDUSTRIALS		882,988
INFORMATION TECHNOLOGY — 15.33% Communications Equipment — 1.70%
Black Box Corporation	875	20,913
Comtech Telecommunications Corp.	343	10,811
Digi International Inc. (a)	2,668	24,785
NETGEAR, Inc. (a)	619	22,024
Plantronics, Inc.	203	10,763
Ubiquiti Networks, Inc.	176	5,217
		94,513
Electronic Equipment, Instruments & Components — 4.06%
Anixter International Inc. (a)	125	11,058
AVX Corporation	753	10,542
Benchmark Electronics, Inc. (a)	876	22,285
Electro Rent Corporation	1,561	21,916
II-VI Incorporated (a)	1,188	16,216
Insight Enterprises, Inc. (a)	893	23,120
MTS Systems Corporation	78	5,852
PC Connection, Inc.	436	10,704
Plexus Corp. (a)	262	10,797
Rofin-Sinar Technologies Inc. (a)	377	10,846
ScanSource, Inc. (a)	415	16,666
SYNNEX Corporation	73	5,706
Tech Data Corporation (a)	251	15,871
TTM Technologies Inc. (a)	739	5,565
Vishay Intertechnology, Inc.	1,556	22,017
Vishay Precision Group, Inc. (a)	951	16,319
		225,480

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
Internet Software & Services — 1.35%
Blucora, Inc. (a)	1,556	$21,551
Dice Holdings, Inc. (a)	1,600	16,016
j2 Global Inc.	87	5,394
Liquidity Services, Inc. (a)	2,679	21,887
Travelzoo Inc. (a)	816	10,298
		75,146
IT Services — 3.08%
Booz Allen Hamilton Holding Corporation	212	5,624
CACI International Inc. (a)	152	13,099
Computer Task Group, Incorporated	2,322	22,129
CSG Systems International, Inc.	809	20,282
Datalink Corporation (a)	1,265	16,319
Global Cash Access Holdings, Inc. (a)	3,217	23,002
Higher One Holdings, Inc. (a)	4,829	20,330
ManTech International Corporation	183	5,532
MoneyGram International, Inc. (a)	2,483	22,570
Science Applications International Corporation	107	5,300
Sykes Enterprises, Incorporated (a)	237	5,562
Unisys Corporation (a)	389	11,468
		171,217
Semiconductors & Semiconductor Equipment — 2.28%
Audience, Inc. (a)	3,917	17,235
Cirrus Logic, Inc. (a)	936	22,062
OmniVision Technologies, Inc. (a)	575	14,950
Photronics, Inc. (a)	2,646	21,988
Synaptics Incorporated (a)	320	22,029
Ultra Clean Holdings, Inc. (a)	623	5,781
Xcerra Corporation (a)	2,506	22,955
		127,000
Software — 1.64%
Comverse, Inc. (a)	1,000	18,780
Ebix, Inc.	1,376	23,378
ePlus Inc. (a)	295	22,329
Mentor Graphics Corporation	248	5,436
Take-Two Interactive Software, Inc. (a)	761	21,331
		91,254
Technology Hardware, Storage & Peripherals — 1.22%
Cray Inc. (a)	305	10,516
Lexmark International, Inc.	399	16,467
QLogic Corporation (a)	1,856	24,722
Super Micro Computer, Inc. (a)	467	16,289
		67,994
TOTAL INFORMATION TECHNOLOGY		852,604
	Shares Held	Value
MATERIALS — 7.52% Chemicals — 4.82%
American Vanguard Corporation	1,891	$21,973
Axiall Corporation	550	23,359
Chase Corporation	622	22,386
Core Molding Technologies, Inc. (a)	1,211	16,893
CVR Partners, LP	2,367	23,055
FutureFuel Corp.	1,632	21,249
Hawkins, Inc.	130	5,633
Innospec Inc.	524	22,375
Koppers Holdings Inc.	402	10,444
LSB Industries, Inc. (a)	699	21,977
OCI Partners LP	1,008	16,128
Olin Corporation	727	16,554
OMNOVA Solutions Inc. (a)	1,396	11,363
Rentech Nitrogen Partners, L.P.	1,185	12,454
Stepan Company	552	22,124
		267,967
Containers & Packaging — 0.40%
UFP Technologies, Inc. (a)	915	22,495
Metals & Mining — 1.42%
Ampco-Pittsburgh Corporation	1,204	23,178
Handy & Harman Ltd. (a)	143	6,582
Kaiser Aluminum Corporation	305	21,786
Noranda Aluminum Holding Corporation	6,133	21,588
SunCoke Energy Partners, L.P.	210	5,697
		78,831
Paper & Forest Products — 0.88%
KapStone Paper and Packaging Corporation	169	4,953
Neenah Paper, Inc.	107	6,449
P. H. Glatfelter Company	654	16,723
Schweitzer-Mauduit International, Inc.	491	20,769
		48,894
TOTAL MATERIALS		418,187
TELECOMMUNICATION SERVICES — 0.16% Diversified Telecommunication Services — 0.16%
IDT Corporation	284	5,768
Inteliquent, Inc.	166	3,259
TOTAL TELECOMMUNICATION SERVICES		9,027

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

	Shares Held	Value
UTILITIES — 4.51% Electric Utilities — 2.20%
ALLETE, Inc.	298	$16,432
El Paso Electric Company	421	16,865
The Empire District Electric Company	565	16,803
IDACORP, Inc.	166	10,988
Otter Tail Corporation	170	5,263
PNM Resources, Inc.	793	23,497
Portland General Electric Company	428	16,191
UIL Holdings Corporation	252	10,972
Unitil Corporation	147	5,390
		122,401
Gas Utilities — 1.90%
Gas Natural Inc.	2,005	22,095
The Laclede Group, Inc.	316	16,811
Northwest Natural Gas Company	215	10,729
ONE Gas, Inc.	516	21,270
Southwest Gas Corporation	94	5,810
Star Gas Partners, L.P.	3,654	22,289
WGL Holdings, Inc.	121	6,609
		105,613
Multi-Utilities — 0.41%
Avista Corporation	485	17,144
NorthWestern Corporation	101	5,715
		22,859
TOTAL UTILITIES		250,873
Total common stocks (Cost $5,458,163)		5,456,012
INVESTMENT COMPANIES — 1.26%
Business Development Companies — 1.26%
BlackRock Kelso Capital Corporation	646	5,297
Fifth Street Finance Corp.	672	5,383
Gladstone Investment Corporation	1,580	11,060
MVC Capital, Inc.	2,158	21,213
OFS Capital Corporation	903	10,637
Whitehorse Finance, Inc.	1,410	16,286
Total investment companies (Cost $74,381)		69,876
Total long-term investments (Cost $5,532,544)		5,525,888
SHORT-TERM INVESTMENTS — 0.25%	Principal Amount	Value
Time Deposits — 0.25%
Brown Brothers Harriman & Co., 0.03%, 01/02/2015*	$13,675	$13,675
Total short-term investments (Cost $13,675)		13,675
Total investments — 99.62% (Cost $5,546,219)		5,539,563
Other assets in excess of liabilities — 0.38%		21,393
Net assets — 100.00%		$5,560,956

(a) — Non-income producing security.

*   — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Global Value Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	4.76%
Danieli & C. Officine Meccaniche S.p.A.	3.26%
Royal Mail plc	3.16%
Citigroup Inc.	3.10%
BAE Systems PLC	3.02%
GlaxoSmithKline plc	2.98%
Bank of America Corporation	2.92%
Corning Incorporated	2.80%
Citizens Financial Group, Inc.	2.65%
JPMorgan Chase & Co.	2.62%
COMMON STOCKS — 99.92%	Shares Held	Value
CONSUMER DISCRETIONARY — 9.13% Auto Components — 0.53%
Compagnie Generale des Etablissements Michelin (f)	284	$25,636
Automobiles — 5.22%
Bayerische Motoren Werke AG (f)	1,011	82,599
General Motors Company	789	27,544
Honda Motor Co., Ltd. (f)	3,200	93,882
Renault SA (f)	696	50,694
		254,719
Distributors — 0.95%
SA D'Ieteren NV (f)	1,308	46,375
Multiline Retail — 1.29%
Target Corporation	831	63,081
Specialty Retail — 1.14%
Kingfisher plc (f)	10,539	55,711
TOTAL CONSUMER DISCRETIONARY		445,522
CONSUMER STAPLES — 5.20% Beverages — 1.44%
Heineken Holding N.V. (f)	749	46,889
Stock Spirits Group PLC	6,782	23,255
		70,144
Food & Staples Retailing — 3.10%
Tesco PLC (f)	26,804	78,153
Wal-Mart Stores, Inc.	854	73,341
		151,494
Food Products — 0.66%
Toyo Suisan Kaisha, Ltd. (f)	1,000	32,199
TOTAL CONSUMER STAPLES		253,837
	Shares Held	Value
ENERGY — 7.23% Oil, Gas & Consumable Fuels — 7.23%
Cairn Energy PLC (a) (f)	17,133	$47,355
Cobalt International Energy, Inc. (a)	6,293	55,945
Kosmos Energy Ltd. (a)	5,932	49,770
Ophir Energy plc (a) (f)	25,761	56,609
Rockhopper Exploration PLC (a) (f)	85,600	87,245
Royal Dutch Shell PLC — ADR	831	55,635
TOTAL ENERGY		352,559
FINANCIALS — 28.10% Banks — 16.61%
Bank of America Corporation	7,956	142,333
Barclays PLC (f)	19,890	74,773
Citigroup Inc.	2,791	151,021
Citizens Financial Group, Inc.	5,201	129,297
ING Groep N.V. (a) (f)	4,221	54,534
JPMorgan Chase & Co.	2,045	127,976
Popular, Inc. (a)	2,298	78,247
Societe Generale (f)	1,241	51,936
		810,117
Capital Markets — 0.72%
Credit Suisse Group AG (f)	1,402	35,220
Insurance — 10.77%
American International Group, Inc.	4,147	232,273
Direct Line Insurance Group plc (f)	5,362	24,256
RSA Insurance Group plc (a) (f)	15,983	107,909
White Mountains Insurance Group, Ltd.	56	35,286
Willis Group Holdings Public Limited Company	2,794	125,199
		524,923
TOTAL FINANCIALS		1,370,260

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Global Value Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 12.14% Health Care Equipment & Supplies — 1.07%
Medtronic, Inc.	721	$52,056
Health Care Providers & Services — 3.51%
Anthem, Inc.	199	25,008
Humana Inc.	340	48,834
UnitedHealth Group Incorporated	961	97,148
		170,990
Pharmaceuticals — 7.56%
GlaxoSmithKline plc — ADR	3,399	145,273
KYORIN Holdings, Inc. (f)	2,300	42,622
Novartis AG — ADR	265	24,555
Sanofi SA (f)	1,068	97,370
Taro Pharmaceutical Industries Ltd. (a)	399	59,128
		368,948
TOTAL HEALTH CARE		591,994
INDUSTRIALS — 18.25% Aerospace & Defense — 4.03%
BAE Systems PLC (f)	20,138	147,273
Embraer S.A. — ADR	1,330	49,024
		196,297
Air Freight & Logistics — 3.16%
Royal Mail plc (f)	23,143	154,224
Building Products — 2.38%
Masonite International Corporation (a)	1,887	115,975
Construction & Engineering — 1.07%
Bouygues SA (f)	1,447	52,249
Machinery — 6.53%
CNH Industrial N.V.	3,033	24,446
Cummins Inc.	584	84,195
Danieli & C. Officine Meccaniche S.p.A. (f)	9,583	159,215
KSB AG (f)	99	50,515
		318,371
Road & Rail — 1.08%
Con-way Inc.	1,073	52,770
TOTAL INDUSTRIALS		889,886
INFORMATION TECHNOLOGY — 12.73% Communications Equipment — 1.57%
Telefonaktiebolaget LM Ericsson — ADR	6,336	76,666
Electronic Equipment, Instruments & Components — 4.74%
Corning Incorporated	5,960	136,663
Nippon Electric Glass Co., Ltd. (f)	21,000	94,495
		231,158
	Shares Held	Value
Software — 4.32%
Microsoft Corporation	1,984	$92,157
Oracle Corporation	2,637	118,586
		210,743
Technology Hardware, Storage & Peripherals — 2.10%
Hewlett-Packard Company	2,555	102,532
TOTAL INFORMATION TECHNOLOGY		621,099
TELECOMMUNICATION SERVICES — 3.29% Wireless Telecommunication Services — 3.29%
Mobistar S.A. (a)	1,515	35,941
Vodafone Group Public Limited Company — ADR	3,638	124,310
TOTAL TELECOMMUNICATION SERVICES		160,251
UTILITIES — 3.85% Independent Power & Renewable Electricity Producers — 2.15%
Calpine Corporation (a)	2,869	63,491
NRG Energy, Inc.	1,540	41,503
		104,994
Multi-Utilities — 1.70%
Public Service Enterprise Group Incorporated	1,994	82,571
TOTAL UTILITIES		187,565
Total common stocks (Cost $4,709,934)		4,872,973
Total long-term investments (Cost $4,709,934)		4,872,973
SHORT-TERM INVESTMENTS — 0.68%	Principal Amount
Time Deposits — 0.68%
Standard Chartered Bank, 0.03%, 01/02/2015*	$33,229	33,229
Total short-term investments (Cost $33,229)		33,229
Total investments — 100.60% (Cost $4,743,163)		4,906,202
Liabilities in excess of other assets — (0.60)%		(29,068)
Net assets — 100.00%		$4,877,134

(a) — Non-income producing security.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $1,849,938, which represented 37.93% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

ADR — American Depositary Receipt

*   — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Global Value Fund (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Largest Equity Holdings	Percent of net assets
American International Group, Inc.	10.82%
Masonite International Corporation	5.71%
Bank of America Corporation	5.25%
JPMorgan Chase & Co.	5.17%
Citigroup Inc.	5.05%
Danieli & C. Officine Meccaniche S.p.A.	4.51%
Oracle Corporation	3.95%
Nippon Electric Glass Co., Ltd.	2.92%
RSA Insurance Group plc	2.91%
Corning Incorporated	2.76%
COMMON STOCKS — 88.98%	Shares Held	Value
CONSUMER DISCRETIONARY — 5.22% Automobiles — 3.14%
Bayerische Motoren Werke AG (c) (f)	58,200	$4,754,938
General Motors Company	69,552	2,428,060
Honda Motor Co., Ltd. (c) (f)	152,000	4,459,419
Motors Liquidation Company GUC Trust	319,600	6,152,300
		17,794,717
Hotels, Restaurants & Leisure — 0.06%
Lakes Entertainment, Inc. (a)	49,900	334,330
Household Durables — 0.55%
TRI Pointe Homes, Inc. (a)	203,800	3,107,950
Media — 0.81%
Time Warner Cable Inc.	30,200	4,592,212
Specialty Retail — 0.66%
Sonic Automotive, Inc.	139,800	3,780,192
TOTAL CONSUMER DISCRETIONARY		29,609,401
CONSUMER STAPLES — 1.60% Food & Staples Retailing — 1.16%
Wal-Mart Stores, Inc.	76,700	6,586,996
Food Products — 0.44%
Thorntons PLC (a) (c)	1,800,100	2,497,022
TOTAL CONSUMER STAPLES		9,084,018
ENERGY — 5.06% Energy Equipment & Services — 1.83%
Dresser-Rand Group Inc. (a)	105,100	8,597,180
Rowan Companies PLC	77,100	1,797,972
		10,395,152
	Shares Held	Value
Oil, Gas & Consumable Fuels — 3.23%
Cairn Energy PLC (a) (c) (f)	691,000	$1,909,897
Cobalt International Energy, Inc. (a)	971,300	8,634,857
Kosmos Energy Ltd. (a)	668,900	5,612,071
Ophir Energy plc (a) (f)	100,900	221,726
Rockhopper Exploration PLC (a) (c) (f)	1,919,100	1,955,980
		18,334,531
TOTAL ENERGY		28,729,683
FINANCIALS — 30.84% Banks — 16.43%
Bank of America Corporation (c)	1,666,400	29,811,896
Citigroup Inc. (c)	529,400	28,645,834
Citizens Financial Group, Inc.	218,300	5,426,938
JPMorgan Chase & Co. (c)	468,800	29,337,504
		93,222,172
Insurance — 14.41%
American International Group, Inc. (c)	1,095,900	61,381,359
Direct Line Insurance Group plc (f)	121,200	548,261
Global Indemnity Public Limited Company (a)	117,400	3,330,638
RSA Insurance Group plc (a) (c) (f)	2,443,100	16,494,542
		81,754,800
TOTAL FINANCIALS		174,976,972
HEALTH CARE — 11.04% Health Care Equipment & Supplies — 3.17%
Covidien Public Limited Company	151,300	15,474,964
Dragerwerk AG & Co. (f)	24,500	2,495,374
		17,970,338
Health Care Providers & Services — 3.72%
Express Scripts Holding Company (a)	112,800	9,550,776
Hanger, Inc. (a)	527,900	11,561,010
		21,111,786

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Shares Held	Value
Pharmaceuticals — 4.15%
GlaxoSmithKline plc — ADR	204,500	$8,740,330
Sanofi SA — ADR	297,200	13,555,292
Taro Pharmaceutical Industries Ltd. (a)	8,500	1,259,615
		23,555,237
TOTAL HEALTH CARE		62,637,361
INDUSTRIALS — 18.41% Air Freight & Logistics — 2.04%
Royal Mail plc (c) (f)	1,735,300	11,563,979
Building Products — 5.71%
Masonite International Corporation (a) (c)	526,855	32,380,508
Construction & Engineering — 0.50%
KBR, Inc.	168,200	2,850,990
Machinery — 8.37%
Danieli & C. Officine Meccaniche S.p.A. (c) (f)	1,539,200	25,572,787
KSB AG (c) (f)	22,873	11,670,914
Meritor, Inc. (a)	457,400	6,929,610
Miller Industries, Inc. (c)	159,798	3,322,200
		47,495,511
Professional Services — 0.26%
Hudson Global, Inc. (a)	481,700	1,493,270
Road & Rail — 1.53%
Con-way Inc.	176,000	8,655,680
TOTAL INDUSTRIALS		104,439,938
INFORMATION TECHNOLOGY — 13.44% Electronic Equipment, Instruments & Components — 5.68%
Corning Incorporated	683,900	15,681,827
Nippon Electric Glass Co., Ltd. (c) (f)	3,682,300	16,569,526
		32,251,353
Internet Software & Services — 1.76%
Digital River, Inc. (a)	403,800	9,985,974
IT Services — 1.04%
International Business Machines Corporation	36,800	5,904,192
Software — 4.42%
Microsoft Corporation	57,300	2,661,585
Oracle Corporation	498,000	22,395,060
		25,056,645
Technology Hardware, Storage & Peripherals — 0.54%
Hewlett-Packard Company (c)	76,000	3,049,880
TOTAL INFORMATION TECHNOLOGY		76,248,044
MATERIALS — 0.56% Metals & Mining — 0.56%
Noranda Aluminum Holding Corporation	899,600	3,166,592
TOTAL MATERIALS		3,166,592
	Shares Held	Value
UTILITIES — 2.81% Electric Utilities — 1.27%
Great Plains Energy Incorporated	253,400	$7,199,094
Independent Power & Renewable Electricity Producers — 1.54%
Calpine Corporation (a)	395,800	8,759,054
TOTAL UTILITIES		15,958,148
Total common stocks (Cost $474,215,796)		504,850,157
INVESTMENT COMPANIES — 0.19%
Closed-End Funds — 0.19%
Boulder Total Return Fund, Inc.	37,900	1,050,967
Total investment companies (Cost $649,328)		1,050,967
PREFERRED STOCKS — 0.20%
FINANCIALS — 0.20% Real Estate — 0.03%
W2007 Grace Acquisition I, Inc. (a)	6,366	149,999
Thrifts & Mortgage Finance — 0.17%
Federal Home Loan Mortgage Corporation — Series K (a)	33,900	191,535
Federal Home Loan Mortgage Corporation — Series N (a)	118,600	699,740
Federal Home Loan Mortgage Corporation — Series S (a)	18,700	109,395
		1,000,670
TOTAL FINANCIALS		1,150,669
Total preferred stocks (Cost $337,338)		1,150,669
CONVERTIBLE BONDS — 1.33%	Principal Amount
ENERGY — 1.33% Oil, Gas & Consumable Fuels — 1.33%
Cobalt International Energy, Inc. 2.625%, 12/01/2019	$12,500,000	7,562,500
TOTAL ENERGY		7,562,500
Total convertible bonds (Cost $8,550,183)		7,562,500
CORPORATE BONDS — 7.93%
ENERGY — 2.74% Energy Equipment & Services — 1.65%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	4,000,000	3,680,000
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 12/15/2014 — 12/30/2014, Cost $5,620,049) (r)	8,000,000	5,680,000
		9,360,000

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels — 1.09%
Kosmos Energy Ltd. 7.875%, 08/01/2021 (Acquired 07/25/2014, Cost $6,430,000) (r)	$6,430,000	$5,497,650
Niska Gas Storage Canada ULC / Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019 (Acquired 11/24/2014, Cost $752,314) (r)	914,000	692,355
		6,190,005
TOTAL ENERGY		15,550,005
INDUSTRIALS — 2.20% Trading Companies & Distributors — 2.20%
SGH Escrow Corporation 10.000%, 01/15/2019 (Acquired 12/23/2014, Cost $11,807,510) (e) (r)	13,000,000	12,480,000
TOTAL INDUSTRIALS		12,480,000
MATERIALS — 2.99% Chemicals — 1.65%
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 11/12/2014 — 12/05/2014, Cost $10,797,719) (i) (r)	16,385,000	9,339,450
Metals & Mining — 1.34%
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014, Cost $7,500,000) (i) (r)	7,500,000	7,612,500
TOTAL MATERIALS		16,951,950
Total corporate bonds (Cost $46,482,104)		44,981,955
WARRANTS — 0.76%	Shares Held
CONSUMER DISCRETIONARY — 0.25% Automobiles — 0.25%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	33,866	855,455
Expiration: July 2019, Exercise Price: $18.33	33,866	580,125
TOTAL CONSUMER DISCRETIONARY		1,435,580
FINANCIALS — 0.51% Insurance — 0.51%
American International Group, Inc. (a) Expiration: January 2021, Exercise Price: $45.00	117,400	2,890,388
TOTAL FINANCIALS		2,890,388
Total warrants (Cost $2,192,459)		4,325,968
Total long-term investments (Cost $532,427,208)		563,922,216
SHORT-TERM INVESTMENTS — 1.90%	Principal Amount		Value
Time Deposits — 1.90%
BNP Paribas, 0.03%, 01/02/2015*		$10,643,906	$10,643,906
Wells Fargo & Company, 0.03%, 01/02/2015*	GBP	65,156	101,552
			10,745,458
Total short-term investments (Cost $10,744,983)			10,745,458
Total investments — 101.29% (Cost $543,172,191)			574,667,674
Liabilities in excess of other assets — (1.29)%			(7,307,985)
Net assets — 100.00%			$567,359,689

(a) — Non-income producing security.

(c) — All or a portion of this security is segregated as collateral for delayed delivery securities and futures contracts.

(e) — Delayed delivery security.

(f) — Security was fair valued as a result of market movements following the close of local trading using a third-party vendor's proprietary fair value pricing model. The total market value of these securities was $98,217,343, representing 17.31% of net assets. See Security Valuation in Note 1 in Notes to the Financial Statements.

(i) — Illiquid security.

(r) — Restricted securities under Rule 144A under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $41,301,955, representing 7.28% of net assets.

ADR — American Depositary Receipt

GBP — British Pounds

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

The accompanying notes are an integral part of these financial statements.

Schedule of Futures Contracts — December 31, 2014

Hotchkis & Wiley Value Opportunities Fund (Unaudited)

Description	Number of Contracts Purchased (Sold)	Expiration	Notional Amount at Value	Unrealized Appreciation
British Pound Currency Futures	(300)	March 2015	$(29,193,750)	$227,592
Euro Fx Currency Futures	(270)	March 2015	(40,861,125)	1,154,895
Japanese Yen Currency Futures	(160)	March 2015	(16,698,000)	256,383
			$(86,752,875)	$1,638,870

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

Largest Issuers	Percent of net assets
Royal Dutch Shell PLC	2.85%
JPMorgan Chase & Co.	2.83%
Public Service Enterprise Group Incorporated	2.80%
Microsoft Corporation	2.58%
Wells Fargo & Company	2.53%
GlaxoSmithKline plc	2.28%
The GEO Group, Inc.	2.10%
PPL Corporation	1.73%
Target Corporation	1.72%
Vodafone Group Public Limited Company	1.71%
COMMON STOCKS — 56.19%	Shares Held	Value
CONSUMER DISCRETIONARY — 6.93% Auto Components — 1.68%
The Goodyear Tire & Rubber Company	5,926	$169,306
Johnson Controls, Inc.	22,594	1,092,194
		1,261,500
Automobiles — 1.80%
Ford Motor Company	72,147	1,118,278
General Motors Company	2,145	74,882
General Motors Company — Escrow (a) (f) (i)	4,600	0
Motors Liquidation Company GUC Trust	8,369	161,103
		1,354,263
Hotels, Restaurants & Leisure — 1.73%
Carnival Corporation	9,634	436,709
McDonald's Corporation	9,238	865,601
		1,302,310
Multiline Retail — 1.72%
Target Corporation	17,044	1,293,810
TOTAL CONSUMER DISCRETIONARY		5,211,883
CONSUMER STAPLES — 5.90% Beverages — 0.57%
Molson Coors Brewing Company	5,737	427,521
Food & Staples Retailing — 1.69%
Wal-Mart Stores, Inc. (c)	14,847	1,275,060
Food Products — 1.94%
Kellogg Company	16,046	1,050,051
Mondelez International, Inc.	11,246	408,511
		1,458,562
Tobacco — 1.70%
Philip Morris International Inc. (c)	15,723	1,280,638
TOTAL CONSUMER STAPLES		4,441,781
	Shares Held	Value
ENERGY — 5.26% Energy Equipment & Services — 0.00%
Lone Pine Resources Canada Ltd. (a) (f) (i)	3,118	$3,033
Lone Pine Resources Inc. (a) (f) (i)	3,118	0
Lone Pine Resources Inc. — Escrow (a) (f) (i)	25,000	0
		3,033
Oil, Gas & Consumable Fuels — 5.26%
Marathon Oil Corporation	31,216	883,101
Murphy Oil Corporation	18,373	928,204
Royal Dutch Shell PLC — ADR	32,011	2,143,136
		3,954,441
TOTAL ENERGY		3,957,474
FINANCIALS — 11.82% Banks — 5.95%
Bank of America Corporation	24,547	439,146
JPMorgan Chase & Co. (c)	34,025	2,129,284
Wells Fargo & Company (c)	34,759	1,905,488
		4,473,918
Capital Markets — 0.19%
Fifth Street Asset Management, Inc. (a)	10,500	146,475
Insurance — 2.86%
The Allstate Corporation	6,136	431,054
Horace Mann Educators Corporation	13,106	434,857
Willis Group Holdings Public Limited Company	28,661	1,284,299
		2,150,210
Real Estate Investment Trusts — 2.82%
Corrections Corporation of America	22,851	830,405
The GEO Group, Inc.	32,094	1,295,314
		2,125,719
TOTAL FINANCIALS		8,896,322

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Shares Held	Value
HEALTH CARE — 6.23% Health Care Providers & Services — 0.57%
Anthem, Inc.	3,391	$426,147
Pharmaceuticals — 5.66%
Eli Lilly and Company (c)	18,391	1,268,795
GlaxoSmithKline plc — ADR (c)	40,191	1,717,764
Sanofi SA — ADR	27,909	1,272,929
		4,259,488
TOTAL HEALTH CARE		4,685,635
INDUSTRIALS — 4.34% Aerospace & Defense — 2.37%
BAE Systems PLC — ADR	30,641	893,339
The Boeing Company (c)	6,826	887,243
		1,780,582
Machinery — 1.97%
Cummins Inc.	4,405	635,069
PACCAR Inc.	6,168	419,486
Stanley Black & Decker, Inc.	4,441	426,691
		1,481,246
TOTAL INDUSTRIALS		3,261,828
INFORMATION TECHNOLOGY — 8.40% Communications Equipment — 0.84%
Telefonaktiebolaget LM Ericsson — ADR	52,419	634,270
Electronic Equipment, Instruments & Components — 1.13%
Corning Incorporated	36,948	847,218
IT Services — 1.00%
International Business Machines Corporation	4,671	749,415
Semiconductors & Semiconductor Equipment — 1.11%
Texas Instruments Incorporated	15,593	833,680
Software — 3.44%
CA, Inc.	13,983	425,782
Microsoft Corporation (c)	41,740	1,938,822
Oracle Corporation	5,045	226,874
		2,591,478
Technology Hardware, Storage & Peripherals — 0.88%
Hewlett-Packard Company	16,497	662,025
TOTAL INFORMATION TECHNOLOGY		6,318,086
TELECOMMUNICATION SERVICES — 1.71% Wireless Telecommunication Services — 1.71%
Vodafone Group Public Limited Company — ADR	37,636	1,286,022
TOTAL TELECOMMUNICATION SERVICES		1,286,022
	Shares Held	Value
UTILITIES — 5.60% Electric Utilities — 2.80%
PPL Corporation	35,802	$1,300,686
The Southern Company	16,442	807,467
		2,108,153
Multi-Utilities — 2.80%
Public Service Enterprise Group Incorporated (c)	50,923	2,108,723
TOTAL UTILITIES		4,216,876
Total common stocks (Cost $38,138,860)		42,275,907
PREFERRED STOCKS — 1.79%
ENERGY — 0.02% Energy Equipment & Services — 0.02%
Lone Pine Resources Canada Ltd. (a) (f) (i)	12,005	15,366
Lone Pine Resources Inc. Multiple Voting Shares (a) (f) (i)	12,005	0
TOTAL ENERGY		15,366
FINANCIALS — 1.77% Banks — 1.77%
Citigroup Inc., 7.125% (b)	9,728	263,823
Countrywide Capital V, 7.000%	10,270	264,453
Morgan Stanley Capital Trust III, 6.250%	9,118	232,418
Morgan Stanley Capital Trust VIII, 6.450%	2,159	54,407
The Royal Bank of Scotland Group Public Limited Company, 6.400%	3,694	91,094
The Royal Bank of Scotland Group Public Limited Company, 6.600%	10,930	271,610
Synovus Financial Corp., 7.875% (b)	5,398	154,383
TOTAL FINANCIALS		1,332,188
Total preferred stocks (Cost $1,293,381)		1,347,554
CONVERTIBLE PREFERRED STOCKS — 0.12%
ENERGY — 0.12% Energy Equipment & Services — 0.06%
McDermott International, Inc., 6.250%	3,768	47,854
Oil, Gas & Consumable Fuels — 0.06%
PetroQuest Energy, Inc., 6.875%	1,853	44,472
TOTAL ENERGY		92,326
Total convertible preferred stocks (Cost $169,359)		92,326
CONVERTIBLE BONDS — 0.58%	Principal Amount
ENERGY — 0.19% Oil, Gas & Consumable Fuels — 0.19%
Cobalt International Energy, Inc. 3.125%, 05/15/2024	$210,000	141,881
TOTAL ENERGY		141,881

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
INDUSTRIALS — 0.39% Machinery — 0.39%
Meritor, Inc. 7.875%, 03/01/2026	$56,000	$92,505
4.000%, 02/15/2027 (b)	88,000	94,930
Navistar International Corporation 4.750%, 04/15/2019 (Acquired 03/19/2014 — 10/21/2014, Cost $109,469) (r)	110,000	105,738
		293,173
TOTAL INDUSTRIALS		293,173
Total convertible bonds (Cost $471,050)		435,054
CORPORATE BONDS — 34.90%
CONSUMER DISCRETIONARY — 8.69% Auto Components — 0.91%
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019	216,000	243,000
Lear Corporation 5.375%, 03/15/2024	238,000	244,545
Schaeffler Holding Finance B.V. 6.250%, 11/15/2019 (Acquired 10/21/2014 — 10/30/2014, Cost $61,296) (p) (r)	60,000	62,100
6.750%, 11/15/2022 (Acquired 10/21/2014 — 12/15/2014, Cost $135,057) (p) (r)	130,000	136,500
		686,145
Hotels, Restaurants & Leisure — 1.42%
1011778 B.C. Unlimited Liability Company/ New Red Finance, Inc. 6.000%, 04/01/2022 (Acquired 09/24/2014 — 12/04/2014, Cost $184,465) (r)	184,000	189,520
MGM Resorts International 7.750%, 03/15/2022	292,000	324,120
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	215,000	211,775
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (Acquired 10/24/2012 — 12/05/2014, Cost $162,939) (r)	152,000	166,440
Wynn Macau, Limited 5.250%, 10/15/2021 (Acquired 03/13/2014 — 11/06/2014, Cost $191,035) (r)	190,000	179,550
		1,071,405
	Principal Amount	Value
Household Durables — 1.05%
Century Communities, Inc. 6.875%, 05/15/2022 (Acquired 04/30/2014 — 05/21/2014, Cost $137,112) (r)	$135,000	$135,675
WCI Communities, Inc. 6.875%, 08/15/2021	240,000	241,800
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	278,000	265,490
William Lyon Homes, Inc. 8.500%, 11/15/2020	134,000	145,055
		788,020
Leisure Products — 1.16%
Apex Tool Group, LLC 7.000%, 02/01/2021 (Acquired 01/25/2013 — 06/18/2014, Cost $202,686) (r)	205,000	176,300
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 11/14/2014, Cost $238,142) (r)	230,000	221,950
Golden Nugget Escrow Inc. 8.500%, 12/01/2021 (Acquired 11/05/2013 — 09/17/2014, Cost $189,191) (r)	185,000	177,831
MCE Finance Ltd. 5.000%, 02/15/2021 (Acquired 02/06/2013 — 12/30/2014, Cost $309,484) (r)	314,000	295,160
		871,241

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Media — 2.79%
CCO Holdings, LLC/CCO Holdings Capital Corp. 7.375%, 06/01/2020	$141,000	$149,813
CCOH Safari, LLC 5.500%, 12/01/2022	75,000	76,313
Entercom Radio, LLC 10.500%, 12/01/2019	150,000	163,500
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 01/27/2014 — 12/08/2014, Cost $283,409) (r)	280,000	267,400
MDC Partners Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 12/30/2014, Cost $291,437) (r)	280,000	289,449
Numericable — SFR 6.000%, 05/15/2022 (Acquired 04/23/2014 — 12/29/2014, Cost $309,821) (r)	305,000	307,058
Townsquare Radio LLC/Townsquare Radio Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 06/24/2014, Cost $256,829) (r)	240,000	256,800
Virgin Media Finance PLC 6.375%, 04/15/2023 (Acquired 02/07/2013 — 12/29/2014, Cost $329,718) (r)	315,000	331,537
VTR Finance B.V. 6.875%, 01/15/2024 (Acquired 01/27/2014 — 10/30/2014, Cost $261,001) (r)	253,000	258,693
		2,100,563
Specialty Retail — 1.07%
CST Brands, Inc. 5.000%, 05/01/2023	328,000	332,920
The Men's Wearhouse, Inc. 7.000%, 07/01/2022 (Acquired 06/11/2014 — 12/11/2014, Cost $283,034) (r)	276,000	284,970
Outerwall Inc. 5.875%, 06/15/2021 (Acquired 06/04/2014 — 08/01/2014, Cost $195,110) (r)	195,000	182,813
		800,703
Textiles, Apparel & Luxury Goods — 0.29%
Quiksilver Inc./QS Wholesale Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 08/13/2014, Cost $199,323) (r)	195,000	172,575
10.000%, 08/01/2020	70,000	48,300
		220,875
TOTAL CONSUMER DISCRETIONARY		6,538,952
	Principal Amount	Value
CONSUMER STAPLES — 1.52% Food Products — 0.69%
Pinnacle Operating Corporation 9.000%, 11/15/2020 (Acquired 09/13/2013 — 12/11/2014, Cost $272,261) (r)	$257,000	$265,352
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 12/22/2014, Cost $254,529) (r)	245,000	251,738
		517,090
Household Products — 0.83%
American Greetings Corporation 7.375%, 12/01/2021	258,000	270,900
Central Garden & Pet Company 8.250%, 03/01/2018	173,000	175,163
FGI Operating Company LLC/FGI Finance Inc. 7.875%, 05/01/2020	200,000	181,000
		627,063
TOTAL CONSUMER STAPLES		1,144,153
ENERGY — 4.88% Energy Equipment & Services — 2.33%
Atwood Oceanics, Inc. 6.500%, 02/01/2020	245,000	225,400
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013 — 06/10/2014, Cost $253,177) (r)	238,000	186,830
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 04/10/2014 — 11/06/2014, Cost $210,014) (r)	210,000	149,100
Paragon Offshore PLC 6.750%, 07/15/2022 (Acquired 07/11/2014 — 11/28/2014, Cost $270,359) (r)	285,000	175,988
Parsley Energy LLC/ Parsley Finance Corporation 7.500%, 02/15/2022 (Acquired 01/31/2014 — 09/19/2014, Cost $257,998) (r)	246,000	234,315
PHI, Inc. 5.250%, 03/15/2019	278,000	237,690
Shale-Inland Holdings LLC/ Shale-Inland Finance Corp. 8.750%, 11/15/2019 (Acquired 10/26/2012 — 06/18/2014, Cost $129,183) (r)	125,000	126,875
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (Acquired 10/10/2012 — 05/16/2014, Cost $182,226) (r)	175,000	145,250
Unit Corporation 6.625%, 05/15/2021	304,000	273,600
		1,755,048

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Oil, Gas & Consumable Fuels — 2.55%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, 04/15/2021 (Acquired 06/23/2014 — 12/10/2014, Cost $235,862) (r)	$231,000	$207,323
Comstock Resources, Inc. 9.500%, 06/15/2020	160,000	109,600
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	238,000	210,333
Gulfport Energy Corporation 7.750%, 11/01/2020 (Acquired 09/03/2014 — 12/29/2014, Cost $65,831) (r)	65,000	63,863
7.750%, 11/01/2020	260,000	255,449
Holly Energy Partners LP/ Holly Energy Finance Corp. 6.500%, 03/01/2020	209,000	207,955
Kosmos Energy Ltd. 7.875%, 08/01/2021 (Acquired 07/25/2014 — 12/04/2014, Cost $286,783) (r)	293,000	250,514
Niska Gas Storage Canada ULC/ Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019 (Acquired 11/24/2014 — 12/15/2014, Cost $94,988) (r)	120,000	90,900
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020	232,000	234,320
PetroQuest Energy, Inc. 10.000%, 09/01/2017	160,000	140,400
Warren Resources, Inc. 9.000%, 08/01/2022 (Acquired 08/06/2014 — 12/04/2014, Cost $215,493) (r)	223,000	146,065
		1,916,722
TOTAL ENERGY		3,671,770
FINANCIALS — 1.65% Banks — 0.68%
First Tennessee Capital II 6.300%, 04/15/2034 (i)	260,000	254,800
Popular, Inc. 7.000%, 07/01/2019	252,000	253,260
		508,060
Consumer Finance — 0.59%
Credit Acceptance Corporation 6.125%, 02/15/2021 (Acquired 01/16/2014 — 08/12/2014, Cost $215,835) (r)	210,000	211,050
Navient Corporation 8.000%, 03/25/2020	213,000	235,819
		446,869
	Principal Amount	Value
Real Estate Investment Trusts — 0.38%
The GEO Group, Inc. 5.875%, 10/15/2024	$280,000	$284,900
TOTAL FINANCIALS		1,239,829
HEALTH CARE — 3.22% Health Care Providers & Services — 1.71%
Air Medical Group Holdings, Inc. 9.250%, 11/01/2018	150,000	156,938
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022	250,000	266,093
HCA Inc. 6.500%, 02/15/2020	235,000	263,905
LifePoint Hospitals, Inc. 5.500%, 12/01/2021	250,000	256,875
Universal Hospital Services, Inc. 7.625%, 08/15/2020	150,000	129,750
WellCare Health Plans, Inc. 5.750%, 11/15/2020	209,000	216,838
		1,290,399
Health Care Equipment & Supplies — 0.20%
Halyard Health, Inc. 6.250%, 10/15/2022 (Acquired 10/02/2014, Cost $152,153) (r)	150,000	152,625
Health Care Technology — 0.63%
DJO Finance LLC 9.750%, 10/15/2017	98,000	98,490
8.750%, 03/15/2018	100,000	104,500
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, 08/01/2022 (Acquired 07/30/2014 — 11/26/2014, Cost $265,330) (r)	263,000	270,561
		473,551
Pharmaceuticals — 0.68%
Grifols Worldwide Operations Limited 5.250%, 04/01/2022 (Acquired 03/05/2014 — 07/31/2014, Cost $239,444) (r)	235,000	240,922
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/2021 (Acquired 12/12/2013 — 12/04/2014, Cost $276,455) (r)	263,000	268,918
		509,840
TOTAL HEALTH CARE		2,426,415

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
INDUSTRIALS — 5.70% Building Products — 1.74%
Allegion US Holding Company Inc. 5.750%, 10/01/2021	$185,000	$196,563
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 11/21/2011 — 12/12/2014, Cost $291,258) (r)	275,000	291,499
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 03/06/2012 — 12/05/2014, Cost $261,505) (r)	245,000	262,763
Roofing Supply Group LLC/ Roofing Supply Finance Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 12/30/2014, Cost $303,135) (r)	285,000	285,541
WESCO Distribution, Inc. 5.375%, 12/15/2021	268,000	271,685
		1,308,051
Commercial Services & Supplies — 1.61%
Aguila 3 S.A. 7.875%, 01/31/2018 (Acquired 03/24/2014 — 09/17/2014, Cost $234,375) (r)	225,000	218,250
Ashtead Capital, Inc. 5.625%, 10/01/2024 (Acquired 09/10/2014 — 11/03/2014, Cost $234,431) (r)	230,000	236,900
Audatex North America, Inc. 6.125%, 11/01/2023 (Acquired 11/12/2014 — 12/30/2014, Cost $258,541) (r)	249,000	258,338
International Lease Finance Corporation 8.250%, 12/15/2020	195,000	235,463
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 05/15/2014, Cost $277,828) (r)	262,000	264,619
		1,213,570
Construction & Engineering — 1.04%
AECOM 5.875%, 10/15/2024 (Acquired 09/17/2014 — 12/08/2014, Cost $316,446) (r)	310,000	317,750
Rice Energy Inc. 6.250%, 05/01/2022 (Acquired 04/16/2014 — 11/17/2014, Cost $246,895) (r)	245,000	229,075
RSI Home Products, Inc. 6.875%, 03/01/2018 (Acquired 02/15/2013 — 05/30/2014, Cost $231,517) (r)	222,000	233,100
		779,925
	Principal Amount	Value
Electrical Equipment — 0.23%
General Cable Corporation 5.750%, 10/01/2022	$230,000	$169,050
Industrial Conglomerates — 0.29%
Actuant Corporation 5.625%, 06/15/2022	209,000	217,883
Machinery — 0.56%
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, 05/15/2019 (Acquired 04/20/2012 — 12/04/2014, Cost $208,423) (r)	197,000	209,805
Navistar International Corporation 8.250%, 11/01/2021	215,000	212,850
		422,655
Trading Companies & Distributors — 0.23%
SGH Escrow Corporation 10.000%, 01/15/2019 (Acquired 12/23/2014, Cost $164,397) (e) (r)	181,000	173,760
TOTAL INDUSTRIALS		4,284,894
INFORMATION TECHNOLOGY — 2.40% Communications Equipment — 0.26%
CommScope, Inc. 5.000%, 06/15/2021 (Acquired 05/15/2014 — 12/04/2014, Cost $196,047) (r)	196,000	194,040
Electronic Equipment, Instruments & Components — 1.19%
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 11/19/2014, Cost $156,459) (p) (r)	150,000	155,250
Freescale Semiconductor, Inc. 6.000%, 01/15/2022 (Acquired 10/28/2013 — 09/18/2014, Cost $237,181) (r)	228,000	238,830
NXP B.V. and NXP Funding LLC 5.750%, 03/15/2023 (Acquired 05/06/2013 — 09/17/2014, Cost $273,478) (r)	263,000	277,465
Sensata Technologies B.V. 5.625%, 11/01/2024 (Acquired 10/07/2014, Cost $146,611) (r)	145,000	150,709
Zebra Technologies Corporation 7.250%, 10/15/2022 (Acquired 09/30/2014 — 10/21/2014, Cost $76,480) (r)	75,000	78,938
		901,192

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
Software — 0.68%
ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired 08/15/2013 — 04/21/2014, Cost $220,910) (r)	$213,000	$223,384
First Data Corporation 8.875%, 08/15/2020 (Acquired 12/31/2010 — 08/23/2012, Cost $41,182) (r)	40,000	43,000
8.750%, 01/15/2022 (Acquired 11/19/2012 — 07/31/2014, Cost $239,430) (p) (r)	225,884	243,954
		510,338
Technology Hardware, Storage & Peripherals — 0.27%
CDW LLC/CDW Finance Corp. 5.500%, 12/01/2024	200,000	200,750
TOTAL INFORMATION TECHNOLOGY		1,806,320
MATERIALS — 5.39% Chemicals — 2.70%
Axalta Coating Systems US Holdings Inc./ Axalta Coating Systems Dutch Holding B BV 7.375%, 05/01/2021 (Acquired 01/16/2013 — 05/30/2014, Cost $255,133) (r)	239,000	254,535
Hexion U.S. Finance Corp. 6.625%, 04/15/2020	201,000	197,985
Hexion U.S. Finance Corp./ Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018	145,000	129,413
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 11/12/2014, Cost $231,371) (i) (r)	228,000	129,960
Momentive Performance Materials Inc. 8.875%, 10/15/2020 (d) (f)	187,000	—
3.880%, 10/24/2021	187,000	159,418
OMNOVA Solutions Inc. 7.875%, 11/01/2018	172,000	174,150
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 12/08/2014, Cost $280,432) (r)	270,000	265,950
Rayonier A.M. Products Inc. 5.500%, 06/01/2024 (Acquired 05/08/2014 — 12/15/2014, Cost $262,385) (r)	265,000	218,956
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 05/13/2014, Cost $220,036) (r)	204,000	223,635
Trinseo Materials Operating SCA/ Trinseo Materials Finance Inc. 8.750%, 02/01/2019	276,000	281,174
		2,035,176
	Principal Amount	Value
Containers & Packaging — 0.27%
Silgan Holdings Inc. 5.500%, 02/01/2022	$197,000	$202,910
Metals & Mining — 1.66%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 12/01/2014, Cost $242,602) (r)	235,000	242,049
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 11/04/2014, Cost $110,719) (i) (r)	110,000	111,650
10.500%, 06/01/2017 (Acquired 07/19/2012 — 06/18/2014, Cost $159,616) (i) (r)	150,000	165,000
Kaiser Aluminum Corporation 8.250%, 06/01/2020	203,000	221,270
Noranda Aluminum Acquisition Corporation 11.000%, 06/01/2019	215,000	212,313
Rain CII Carbon LLC 8.000%, 12/01/2018 (Acquired 12/31/2010 — 11/03/2014, Cost $118,149) (r)	115,000	116,725
8.250%, 01/15/2021 (Acquired 12/14/2012 — 12/30/2014, Cost $182,121) (r)	175,000	179,813
		1,248,820
Paper & Forest Products — 0.76%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 11/06/2014, Cost $239,463) (i) (r)	241,000	166,290
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 11/06/2014, Cost $233,108) (r)	231,000	236,775
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 09/17/2012 — 06/18/2014, Cost $166,418) (r)	155,000	166,625
		569,690
TOTAL MATERIALS		4,056,596
TELECOMMUNICATION SERVICES — 0.68% Diversified Telecommunication Services — 0.39%
Telecom Italia S.p.A. 5.303%, 05/30/2024 (Acquired 06/24/2014 — 12/04/2014, Cost $286,087) (r)	284,000	288,615
Wireless Telecommunication Services — 0.29%
Wind Acquisition Finance S.A. 7.375%, 04/23/2021 (Acquired 04/08/2014 — 11/19/2014, Cost $237,406) (r)	233,000	220,488
TOTAL TELECOMMUNICATION SERVICES		509,103
The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

	Principal Amount	Value
UTILITIES — 0.77% Electric Utilities — 0.48%
Dynegy Finance I Inc./Dynegy Finance II Inc. 7.375%, 11/01/2022 (Acquired 10/10/2014 — 12/30/2014, Cost $170,329) (r)	$170,000	$173,188
7.625%, 11/01/2024 (Acquired 10/10/2014 — 12/04/2014, Cost $177,089) (r)	175,000	178,718
Energy Future Intermediate Holding Company LLC/EFIH Finance Inc. 10.000%, 12/01/2020 (Acquired 6/19/2014, Cost $0) (d) (r)	108,000	10,260
		362,166
Independent Power & Renewable Electricity Producers — 0.29%
Calpine Corporation 6.000%, 01/15/2022 (Acquired 10/17/2013 — 12/30/2014, Cost $211,907) (r)	205,000	219,350
TOTAL UTILITIES		581,516
Total corporate bonds (Cost $27,464,587)		26,259,548
ASSET-BACKED SECURITIES — 0.53%
INDUSTRIALS — 0.53% Airlines — 0.53%
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	113,724	128,792
US Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	249,129	266,568
		395,360
TOTAL INDUSTRIALS		395,360
Total asset-backed securities (Cost $391,340)		395,360
TERM LOANS — 1.29%
CONSUMER DISCRETIONARY — 0.39% Multiline Retail — 0.39%
J.C. Penney Corporation, Inc. 6.000%, 05/22/2018 (b)	297,868	293,027
TOTAL CONSUMER DISCRETIONARY		293,027
ENERGY — 0.41% Energy Equipment & Services — 0.41%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b)	170,000	125,481
Jonah Energy LLC 7.500%, 05/12/2021 (b) (e)	210,000	181,650
		307,131
TOTAL ENERGY		307,131
	Principal Amount	Value
INFORMATION TECHNOLOGY — 0.26% Software — 0.26%
Flexera Software, LLC 4.500%, 04/02/2020 (b)	$96,601	$95,032
8.000%, 04/02/2021 (b)	100,000	96,000
		191,032
TOTAL INFORMATION TECHNOLOGY		191,032
MATERIALS — 0.23% Containers & Packaging — 0.23%
Rexam Healthcare 8.000%, 05/02/2022 (b) (e)	175,000	173,906
TOTAL MATERIALS		173,906
Total term loans (Cost $1,048,494)		965,096
WARRANTS — 0.06%	Shares Held
CONSUMER DISCRETIONARY — 0.06% Automobiles — 0.06%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	886	22,380
Expiration: July 2019, Exercise Price: $18.33	1,491	25,541
Total warrants (Cost $42,461)		47,921
Total long-term investments (Cost $69,019,532)		71,818,766
SHORT-TERM INVESTMENTS — 4.07%	Principal Amount
Time Deposits — 4.07%
BNP Paribas, 0.03%, 01/02/2015*	$3,063,044	3,063,044
Total short-term investments (Cost $3,063,044)		3,063,044
Total investments — 99.53% (Cost $72,082,576)		74,881,810
Other assets in excess of liabilities — 0.47%		353,613
Net assets — 100.00%		$75,235,423

(a) — Non-income producing security.

(b) — The coupon rate shown on variable rate securities represents the rate at December 31, 2014.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments, credit default swap contracts and delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Fair valued security. The total market value of these securities was $18,399, which represented 0.02% of net assets.

(i) — Illiquid security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $15,791,800, which represented 20.99% of net assets.

ADR — American Depositary Receipt

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The Global Industry Classification Standard (GICS®) was developed by MSCI, an independent provider of global indices and benchmark-related products and services, and Standard & Poor's (S&P), an independent international financial data and investment services company. The GICS methodology has been widely accepted as an industry analysis framework for investment research, portfolio management and asset allocation. The GICS structure consists of 10 sectors, 24 industry groups, 68 industries and 154 sub-industries. Each stock that is classified will have a coding at all four of these levels.

Schedule of Credit Default Swap Contracts — December 31, 2014

Hotchkis & Wiley Capital Income Fund (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION(1)
Reference Entity	Counterparty	Receive (Pay) Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.23	Goldman Sachs International(4)	5.00%	12/20/19	$(1,150,000)	$69,681	$73,529	$3,848

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced entity or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of December 31, 2014 was Baa1.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

Largest Issuers	Percent of net assets
American Airlines Group, Inc. (includes US Airways)	1.17%
The Royal Bank of Scotland Group Public Limited Company	1.15%
CommScope Holding Company, Inc. (includes CommScope, Inc.)	1.06%
CST Brands, Inc.	1.02%
Gulfport Energy Corporation	1.01%
Virgin Media Finance PLC	1.00%
Dynegy Finance I Inc./ Dynegy Finance II Inc.	1.00%
Momentive Specialty Chemical (includes Hexion U.S. Finance Corp.)	0.99%
AECOM	0.98%
MGM Resorts International	0.96%
CORPORATE BONDS — 79.06%	Principal Amount	Value
Advertising — 0.89%
MDC Partners Inc. 6.750%, 04/01/2020 (Acquired 03/15/2013 — 12/30/2014, Cost $19,289,372) (r)	$18,670,000	$19,300,113
Auto Loans — 0.66%
Credit Acceptance Corporation 6.125%, 02/15/2021 (Acquired 01/16/2014 — 12/08/2014, Cost $14,439,648) (r)	14,260,000	14,331,300
Auto Parts & Equipment — 2.02%
American Axle & Manufacturing, Inc. 7.750%, 11/15/2019 (c)	12,973,000	14,594,625
Lear Corporation 5.375%, 03/15/2024 (c)	14,089,000	14,476,447
Schaeffler Holding Finance B.V. 6.250%, 11/15/2019 (Acquired 10/21/2014 — 11/21/2014, Cost $5,236,441) (p) (r)	5,090,000	5,268,150
6.750%, 11/15/2022 (Acquired 10/21/2014 — 12/15/2014, Cost $9,429,505) (p) (r)	9,095,000	9,549,750
		43,888,972
Automakers — 0.61%
Navistar International Corporation 8.250%, 11/01/2021 (c)	13,345,000	13,211,550
Banking — 0.85%
First Tennessee Capital II 6.300%, 04/15/2034 (i)	646,000	633,080
Popular, Inc. 7.000%, 07/01/2019	17,831,000	17,920,155
		18,553,235
	Principal Amount	Value
Building & Construction — 2.85%
Century Communities, Inc. 6.875%, 05/15/2022 (Acquired 04/30/2014 — 10/21/2014, Cost $8,060,992) (r)	$7,945,000	$7,984,725
WCI Communities, Inc. 6.875%, 08/15/2021	13,310,000	13,409,825
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/2023	18,350,000	17,524,250
William Lyon Homes, Inc. 8.500%, 11/15/2020 (c)	8,124,000	8,794,230
Zachry Holdings, Inc. 7.500%, 02/01/2020 (Acquired 01/18/2013 — 11/28/2014, Cost $14,577,556) (r)	14,136,000	14,277,360
		61,990,390

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Building Materials — 4.59%
Allegion US Holding Company Inc. 5.750%, 10/01/2021 (c)	$11,655,000	$12,383,437
Building Materials Corporation of America 6.750%, 05/01/2021 (Acquired 08/26/2011 — 12/29/2014, Cost $18,928,973) (r)	18,168,000	19,258,080
Masonite International Corporation 8.250%, 04/15/2021 (Acquired 09/06/2011 — 12/09/2014, Cost $15,847,446) (r)	15,073,000	16,165,792
Roofing Supply Group LLC/ Roofing Supply Finance Inc. 10.000%, 06/01/2020 (Acquired 05/24/2012 — 12/30/2014, Cost $18,654,741) (r)	17,734,000	17,767,695
RSI Home Products, Inc. 6.875%, 03/01/2018 (Acquired 02/15/2013 — 11/24/2014, Cost $15,562,634) (r)	15,083,000	15,837,150
WESCO Distribution, Inc. 5.375%, 12/15/2021 (c)	18,077,000	18,325,559
		99,737,713
Cable & Satellite TV — 3.67%
CCO Holdings, LLC/CCO Holdings Capital Corp. 7.375%, 06/01/2020 (c)	9,192,000	9,766,500
CCOH Safari, LLC 5.500%, 12/01/2022 (c)	9,955,000	10,129,212
Numericable — SFR 6.000%, 05/15/2022 (Acquired 04/23/2014 — 12/29/2014, Cost $19,933,364) (r)	19,622,000	19,754,449
Virgin Media Finance PLC 6.375%, 04/15/2023 (Acquired 02/07/2013 — 12/29/2014, Cost $21,532,743) (r)	20,715,000	21,802,537
VTR Finance B.V. 6.875%, 01/15/2024 (Acquired 01/27/2014 — 11/17/2014, Cost $18,384,505) (r)	17,943,000	18,346,718
		79,799,416
	Principal Amount	Value
Chemicals — 4.90%
Axalta Coating Systems US Holdings Inc./ Axalta Coating Systems Dutch Holding B BV 7.375%, 05/01/2021 (Acquired 01/16/2013 — 12/23/2014, Cost $16,197,618) (r)	$15,466,000	$16,471,290
Hexion U.S. Finance Corp. 6.625%, 04/15/2020 (c)	13,170,000	12,972,450
Hexion U.S. Finance Corp./ Hexion Nova Scotia Finance ULC 8.875%, 02/01/2018 (c)	9,620,000	8,585,850
Momentive Performance Materials Inc. 8.875%, 10/15/2020 (d) (f)	12,063,000	—
3.880%, 10/24/2021 (c)	12,063,000	10,283,707
OMNOVA Solutions Inc. 7.875%, 11/01/2018 (c)	10,678,000	10,811,475
Perstorp Holding AB 8.750%, 05/15/2017 (Acquired 11/09/2012 — 12/08/2014, Cost $17,846,650) (r)	17,399,000	17,138,015
Taminco Global Chemical Corporation 9.750%, 03/31/2020 (Acquired 01/20/2012 — 08/26/2014, Cost $10,907,490) (r)	10,293,000	11,283,701
Trinseo Materials Operating SCA/ Trinseo Materials Finance Inc. 8.750%, 02/01/2019 (c)	18,562,000	18,910,038
		106,456,526
Consumer/Commercial/Lease Financing — 1.46%
International Lease Finance Corporation 8.250%, 12/15/2020 (c)	13,331,000	16,097,182
Navient Corporation 8.000%, 03/25/2020 (c)	14,050,000	15,555,177
		31,652,359
Diversified Capital Goods — 1.81%
Actuant Corporation 5.625%, 06/15/2022 (c)	14,611,000	15,231,967
Apex Tool Group, LLC 7.000%, 02/01/2021 (Acquired 01/25/2013 — 11/19/2014, Cost $14,412,070) (r)	14,435,000	12,414,100
General Cable Corporation 5.750%, 10/01/2022	15,874,000	11,667,390
		39,313,457

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Electric — Generation — 1.68%
Calpine Corporation 6.000%, 01/15/2022 (Acquired 10/17/2013 — 12/30/2014, Cost $13,094,653) (r)	$12,791,000	$13,686,370
Dynegy Finance I Inc./Dynegy Finance II Inc. 7.375%, 11/01/2022 (Acquired 10/10/2014 — 12/30/2014, Cost $11,624,367) (r)	11,550,000	11,766,563
7.625%, 11/01/2024 (Acquired 10/10/2014 — 12/11/2014, Cost $9,902,396) (r)	9,810,000	10,018,462
Energy Future Intermediate Holding Company LLC/EFIH Finance Inc. 10.000%, 12/01/2020 (Acquired 06/19/2014, Cost $0) (d) (r)	9,822,000	933,090
		36,404,485
Electronics — 2.37%
Freescale Semiconductor, Inc. 6.000%, 01/15/2022 (Acquired 10/28/2013 — 11/10/2014, Cost $17,672,717) (r)	17,281,000	18,101,847
NXP B.V. and NXP Funding LLC 5.750%, 03/15/2023 (Acquired 05/06/2013 — 10/28/2014, Cost $16,859,541) (r)	16,450,000	17,354,750
Sensata Technologies B.V. 5.625%, 11/01/2024 (Acquired 10/07/2014 — 10/29/2014, Cost $10,958,322) (r)	10,770,000	11,194,069
Zebra Technologies Corporation 7.250%, 10/15/2022 (Acquired 09/30/2014 — 12/17/2014, Cost $4,625,025) (r)	4,533,000	4,770,983
		51,421,649
	Principal Amount	Value
Energy — Exploration & Production — 5.11%
Comstock Resources, Inc. 9.500%, 06/15/2020 (c)	$10,856,000	$7,436,360
Gastar Exploration, Inc. 8.625%, 05/15/2018 (i)	15,289,000	13,511,654
Gulfport Energy Corporation 7.750%, 11/01/2020 (Acquired 08/13/2014 — 12/29/2014, Cost $4,512,307) (r)	4,300,000	4,224,750
7.750%, 11/01/2020	17,994,000	17,679,105
Kosmos Energy Ltd. 7.875%, 08/01/2021 (Acquired 07/25/2014 — 12/04/2014, Cost $19,707,720) (r)	20,287,000	17,345,385
Parsley Energy LLC/Parsley Finance Corporation 7.500%, 02/15/2022 (Acquired 01/31/2014 — 12/17/2014, Cost $16,156,979) (r)	15,771,000	15,021,877
PetroQuest Energy, Inc. 10.000%, 09/01/2017	11,351,000	9,960,503
Rice Energy Inc. 6.250%, 05/01/2022 (Acquired 04/16/2014 — 11/24/2014, Cost $17,064,751) (r)	16,995,000	15,890,325
Warren Resources, Inc. 9.000%, 08/01/2022 (Acquired 08/06/2014 — 12/04/2014, Cost $14,494,460) (r)	15,131,000	9,910,805
		110,980,764
Food — Wholesale — 2.17%
Pinnacle Operating Corporation 9.000%, 11/15/2020 (Acquired 09/13/2013 — 12/16/2014, Cost $18,822,985) (r)	17,947,000	18,530,278
Shearer's Foods LLC/Chip Finance Corp. 9.000%, 11/01/2019 (Acquired 10/24/2012 — 12/05/2014, Cost $10,506,377) (r)	9,957,000	10,902,915
Wells Enterprises, Inc. 6.750%, 02/01/2020 (Acquired 01/15/2013 — 12/22/2014, Cost $17,726,063) (r)	17,142,000	17,613,405
		47,046,598

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Forestry/Paper — 2.39%
Appvion, Inc. 9.000%, 06/01/2020 (Acquired 11/13/2013 — 12/01/2014, Cost $15,005,753) (i) (r)	$15,790,000	$10,895,100
Neenah Paper, Inc. 5.250%, 05/15/2021 (Acquired 05/16/2013 — 11/06/2014, Cost $14,413,624) (r)	14,366,000	14,725,150
Rayonier A.M. Products Inc. 5.500%, 06/01/2024 (Acquired 05/08/2014 — 12/19/2014, Cost $18,060,327) (r)	18,685,000	15,438,481
Sappi Papier Holding GmbH 7.750%, 07/15/2017 (Acquired 06/20/2012 — 10/27/2014, Cost $10,381,937) (r)	10,045,000	10,798,375
		51,857,106
Gaming — 2.80%
Golden Nugget Escrow Inc. 8.500%, 12/01/2021 (Acquired 11/05/2013 — 10/15/2014, Cost $11,292,026) (r)	11,160,000	10,727,550
MCE Finance Ltd. 5.000%, 02/15/2021 (Acquired 01/29/2013 — 12/30/2014, Cost $17,963,783) (r)	18,132,000	17,044,080
MGM Resorts International 7.750%, 03/15/2022 (c)	18,864,000	20,939,040
Wynn Macau, Limited 5.250%, 10/15/2021 (Acquired 03/13/2014 — 11/06/2014, Cost $12,870,745) (r)	12,792,000	12,088,440
		60,799,110
Gas Distribution — 0.95%
Holly Energy Partners LP/ Holly Energy Finance Corp. 6.500%, 03/01/2020	14,645,000	14,571,775
Niska Gas Storage Canada ULC/ Niska Gas Storage Canada Finance Corp. 6.500%, 04/01/2019 (Acquired 11/24/2014 — 12/15/2014, Cost $6,323,382) (r)	7,945,000	6,018,338
		20,590,113
Health Facilities — 2.43%
CHS/Community Health Systems, Inc. 6.875%, 02/01/2022 (c)	16,355,000	17,407,853
HCA Inc. 6.500%, 02/15/2020 (c)	16,398,000	18,414,954
LifePoint Hospitals, Inc. 5.500%, 12/01/2021 (c)	16,560,000	17,015,400
		52,838,207
	Principal Amount	Value
Health Services — 0.88%
Air Medical Group Holdings, Inc. 9.250%, 11/01/2018 (c)	$10,851,000	$11,352,859
Universal Hospital Services, Inc. 7.625%, 08/15/2020 (c)	8,875,000	7,676,875
		19,029,734
Machinery — 0.53%
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, 05/15/2019 (Acquired 04/20/2012 — 12/05/2014, Cost $11,295,174) (r)	10,830,000	11,533,950
Managed Care — 0.65%
WellCare Health Plans, Inc. 5.750%, 11/15/2020	13,709,000	14,223,088
Media Content — 1.21%
Entercom Radio, LLC 10.500%, 12/01/2019	7,851,000	8,557,590
Townsquare Radio LLC/Townsquare Radio Inc. 9.000%, 04/01/2019 (Acquired 03/30/2012 — 11/13/2014, Cost $17,552,743) (r)	16,542,000	17,699,940
		26,257,530
Medical Products — 2.68%
DJO Finance LLC 9.750%, 10/15/2017	6,343,000	6,374,715
8.750%, 03/15/2018	6,209,000	6,488,405
Grifols Worldwide Operations Limited 5.250%, 04/01/2022 (Acquired 03/05/2014 — 12/18/2014, Cost $16,613,486) (r)	16,288,000	16,698,458
Halyard Health, Inc. 6.250%, 10/15/2022 (Acquired 10/02/2014 — 10/27/2014, Cost $10,276,303) (r)	10,115,000	10,292,012
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.750%, 08/01/2022 (Acquired 07/30/2014 — 12/15/2014, Cost $18,064,837) (r)	17,827,000	18,339,526
		58,193,116

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Metals/Mining Excluding Steel — 4.66%
Century Aluminum Company 7.500%, 06/01/2021 (Acquired 05/23/2013 — 12/01/2014, Cost $15,904,538) (r)	$15,810,000	$16,284,300
Horsehead Holding Corp. 9.000%, 06/01/2017 (Acquired 07/24/2014 — 11/13/2014, Cost $8,640,875) (i) (r)	8,570,000	8,698,550
10.500%, 06/01/2017 (Acquired 07/19/2012 — 10/28/2014, Cost $9,652,565) (i) (r)	9,330,000	10,263,000
Kaiser Aluminum Corporation 8.250%, 06/01/2020	11,324,000	12,343,160
Noranda Aluminum Acquisition Corporation 11.000%, 06/01/2019	13,661,000	13,490,237
Rain CII Carbon LLC 8.000%, 12/01/2018 (Acquired 11/23/2010 — 11/03/2014, Cost $7,566,669) (r)	7,410,000	7,521,150
8.250%, 01/15/2021 (Acquired 12/14/2012 — 12/30/2014, Cost $12,191,611) (r)	11,820,000	12,145,050
SGH Escrow Corporation 10.000%, 01/15/2019 (Acquired 12/23/2014, Cost $11,091,793) (e) (r)	12,212,000	11,723,520
Shale-Inland Holdings LLC/ Shale-Inland Finance Corp. 8.750%, 11/15/2019 (Acquired 10/26/2012 — 06/18/2014, Cost $8,873,893) (r)	8,655,000	8,784,825
		101,253,792
	Principal Amount	Value
Oil Field Equipment & Services — 4.66%
Atwood Oceanics, Inc. 6.500%, 02/01/2020 (c)	$16,703,000	$15,366,760
Globe Luxembourg SCA 9.625%, 05/01/2018 (Acquired 05/02/2013 — 07/15/2014, Cost $14,217,972) (r)	13,686,000	10,743,510
Iracore International Holdings, Inc. 9.500%, 06/01/2018 (Acquired 05/08/2013 — 12/05/2014, Cost $14,418,541) (i) (r)	15,815,000	9,014,550
McDermott International, Inc. 8.000%, 05/01/2021 (Acquired 04/10/2014 — 12/24/2014, Cost $14,032,662) (r)	14,312,000	10,161,520
Paragon Offshore PLC 6.750%, 07/15/2022 (Acquired 07/11/2014 — 11/28/2014, Cost $17,951,692) (r)	19,552,000	12,073,360
PHI, Inc. 5.250%, 03/15/2019	18,295,000	15,642,225
Shelf Drilling Holdings Ltd. 8.625%, 11/01/2018 (Acquired 10/10/2012 — 12/15/2014, Cost $12,105,649) (r)	12,202,000	10,127,660
Unit Corporation 6.625%, 05/15/2021	20,135,000	18,121,500
		101,251,085
Oil Refining & Marketing — 1.31%
Calumet Specialty Products Partners LP/ Calumet Finance Corp. 6.500%, 04/15/2021 (Acquired 06/23/2014 — 12/10/2014, Cost $15,539,860) (r)	15,284,000	13,717,390
PBF Holding Company LLC/PBF Finance Corp. 8.250%, 02/15/2020	14,683,000	14,829,830
		28,547,220
Packaging — 0.62%
Silgan Holdings Inc. 5.500%, 02/01/2022 (c)	13,136,000	13,530,080
Personal & Household Products — 2.56%
American Greetings Corporation 7.375%, 12/01/2021 (c)	17,841,000	18,733,050
Central Garden & Pet Company 8.250%, 03/01/2018	11,564,000	11,708,550
FGI Operating Company LLC/FGI Finance Inc. 7.875%, 05/01/2020	12,941,000	11,711,605
Gibson Brands, Inc. 8.875%, 08/01/2018 (Acquired 07/24/2013 — 11/14/2014, Cost $14,466,120) (r)	13,982,000	13,492,630
		55,645,835

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

	Principal Amount	Value
Pharmaceuticals — 0.90%
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/2021 (Acquired 12/12/2013 — 12/18/2014, Cost $19,752,148) (r)	$19,135,000	$19,565,538
Printing & Publishing — 0.84%
Harland Clarke Holdings Corp. 9.250%, 03/01/2021 (Acquired 01/27/2014 — 12/24/2014, Cost $19,339,129) (r)	19,206,000	18,341,730
Restaurants — 1.17%
1011778 B.C. Unlimited Liability Company/ New Red Finance, Inc. 6.000%, 04/01/2022 (Acquired 09/24/2014 — 12/09/2014, Cost $11,787,543) (r)	11,754,000	12,106,620
Ruby Tuesday, Inc. 7.625%, 05/15/2020 (i)	13,472,000	13,269,920
		25,376,540
Software/Services — 1.54%
ACI Worldwide, Inc. 6.375%, 08/15/2020 (Acquired 08/15/2013 — 11/24/2014, Cost $13,140,739) (r)	12,749,000	13,370,514
First Data Corporation 8.875%, 08/15/2020 (Acquired 08/11/2010 — 06/18/2014, Cost $5,304,408) (r)	5,157,000	5,543,775
8.750%, 01/15/2022 (Acquired 11/19/2012 — 12/30/2014, Cost $14,078,531) (p) (r)	13,477,000	14,555,160
		33,469,449
Specialty Retail — 2.57%
CST Brands, Inc. 5.000%, 05/01/2023	21,826,000	22,153,390
The Men's Wearhouse, Inc. 7.000%, 07/01/2022 (Acquired 06/11/2014 — 12/11/2014, Cost $19,110,991) (r)	18,666,000	19,272,645
Quiksilver Inc./QS Wholesale Inc. 7.875%, 08/01/2018 (Acquired 07/11/2013 — 10/23/2014, Cost $12,478,324) (r)	12,482,000	11,046,570
10.000%, 08/01/2020	4,886,000	3,371,340
		55,843,945
	Principal Amount	Value
Support — Services — 4.52%
AECOM 5.875%, 10/15/2024 (Acquired 09/17/2014 — 12/11/2014, Cost $21,356,203) (r)	$20,845,000	$21,366,125
Aguila 3 S.A. 7.875%, 01/31/2018 (Acquired 07/30/2013 — 09/17/2014, Cost $13,462,213) (r)	12,953,000	12,564,410
Ashtead Capital, Inc. 5.625%, 10/01/2024 (Acquired 09/10/2014 — 11/17/2014, Cost $15,987,412) (r)	15,635,000	16,104,050
Audatex North America, Inc. 6.125%, 11/01/2023 (Acquired 11/12/2014 — 12/30/2014, Cost $17,720,765) (r)	16,924,000	17,558,650
The GEO Group, Inc. 5.875%, 10/15/2024	19,320,000	19,658,100
Outerwall Inc. 5.875%, 06/15/2021 (Acquired 06/04/2014 — 08/20/2014, Cost $11,659,668) (r)	11,635,000	10,907,812
		98,159,147
Technology Hardware & Equipment — 1.71%
CDW LLC/CDW Finance Corp. 5.500%, 12/01/2024	13,890,000	13,942,087
CommScope Holding Company, Inc. 6.625%, 06/01/2020 (Acquired 05/23/2013 — 11/19/2014, Cost $11,997,751) (p) (r)	11,835,000	12,249,225
CommScope, Inc. 5.000%, 06/15/2021 (Acquired 05/15/2014 — 12/18/2014, Cost $11,030,120) (r)	10,980,000	10,870,200
		37,061,512
Telecom — Wireless — 0.70%
Wind Acquisition Finance S.A. 7.375%, 04/23/2021 (Acquired 04/08/2014 — 11/19/2014, Cost $16,340,904) (r)	16,162,000	15,294,101
Telecom — Wireline Integrated & Services — 1.14%
Sable International Finance Limited 8.750%, 02/01/2020 (Acquired 01/20/2012 — 10/08/2013, Cost $5,584,275) (r)	5,307,000	5,784,630
Telecom Italia S.p.A. 5.303%, 05/30/2024 (Acquired 06/24/2014 — 12/05/2014, Cost $18,885,719) (r)	18,743,000	19,047,574
		24,832,204
Total corporate bonds (Cost $1,778,694,583)		1,717,582,659

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

ASSET-BACKED SECURITIES — 1.17%	Principal Amount	Value
Air Transportation — 1.17%
US Airways Pass Through Trust — Class B — Series 2012-1 8.000%, 10/01/2019	$7,203,994	$8,158,523
US Airways Pass Through Trust — Class B — Series 2012-2 6.750%, 06/03/2021	16,197,983	17,331,842
		25,490,365
Total asset-backed securities (Cost $24,762,727)		25,490,365
CONVERTIBLE BONDS — 1.40%
Auto Parts & Equipment — 0.60%
Meritor, Inc. 7.875%, 03/01/2026	3,902,000	6,445,616
4.000%, 02/15/2027 (b)	5,988,000	6,459,555
		12,905,171
Automakers — 0.33%
Navistar International Corporation 4.750%, 04/15/2019 (Acquired 03/19/2014 — 12/17/2014, Cost $7,457,644) (r)	7,535,000	7,243,019
Energy — Exploration & Production — 0.47%
Cobalt International Energy, Inc. 3.125%, 05/15/2024	15,035,000	10,158,022
Total convertible bonds (Cost $30,760,223)		30,306,212
TERM LOANS — 3.10%
Department Stores — 0.76%
J.C. Penney Corporation, Inc. 6.000%, 05/22/2018 (b) (e)	16,869,199	16,595,075
Energy — Exploration & Production — 1.06%
Fieldwood Energy LLC 8.375%, 09/30/2020 (b) (e)	14,265,000	10,529,353
Jonah Energy LLC 7.500%, 05/12/2021 (b) (e)	14,440,000	12,490,600
		23,019,953
Packaging — 0.52%
Rexam Healthcare 8.000%, 05/02/2022 (b) (e)	11,435,000	11,363,531
Software/Services — 0.45%
Flexera Software, LLC 4.500%, 04/02/2020 (b)	3,767,457	3,706,235
8.000%, 04/02/2021 (b)	6,400,000	6,144,000
		9,850,235
	Principal Amount	Value
Telecom — Wireless — 0.31%
Cable & Wireless Communications 5.500%, 11/06/2016 (i) (e)	$2,119,565	$2,116,916
6.500%, 11/06/2016 (i) (e)	4,500,000	4,488,750
		6,605,666
Total term loans (Cost $73,154,607)		67,434,460
CONVERTIBLE PREFERRED STOCKS — 0.11%	Shares Held
Oil Field Equipment & Services — 0.11%
McDermott International, Inc., 6.250%	178,219	2,263,381
Total convertible preferred stocks (Cost $4,532,955)		2,263,381
PREFERRED STOCKS — 4.02%
Banking — 3.93%
Citigroup Inc., 7.125% (b)	604,563	16,395,748
Countrywide Capital V, 7.000%	607,895	15,653,296
Morgan Stanley Capital Trust III, 6.250%	529,991	13,509,471
Morgan Stanley Capital Trust VIII, 6.450%	179,080	4,512,816
The Royal Bank of Scotland Group Public Limited Company, 6.400%	264,786	6,529,623
The Royal Bank of Scotland Group Public Limited Company, 6.600%	744,255	18,494,737
Synovus Financial Corp., 7.875% (b)	357,913	10,236,312
		85,332,003
Energy — Exploration & Production — 0.09%
Lone Pine Resources Canada Ltd. (a) (f) (i)	1,596,813	2,043,920
Lone Pine Resources Inc. Multiple Voting Shares (a) (f) (i)	1,596,813	0
		2,043,920
Total preferred stocks (Cost $82,243,231)		87,375,923
COMMON STOCKS — 1.21%
Auto Parts & Equipment — 0.54%
The Goodyear Tire & Rubber Company	412,831	11,794,582
Automakers — 0.65%
General Motors Company	161,023	5,621,313
General Motors Company — Escrow (a) (f) (i)	352,400	0
Motors Liquidation Company GUC Trust	441,161	8,492,349
		14,113,662

The accompanying notes are an integral part of these financial statements.

Schedule of Investments — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

	Shares Held	Value
Energy — Exploration & Production — 0.02%
Lone Pine Resources Canada Ltd. (a) (f) (i)	414,738	$403,386
Lone Pine Resources Inc. (a) (f) (i)	414,738	0
Lone Pine Resources Inc. — Escrow (a) (f) (i)	3,325,000	0
		403,386
Total common stocks (Cost $21,185,665)		26,311,630
WARRANTS — 0.16%
Automakers — 0.16%
General Motors Company (a) Expiration: July 2016, Exercise Price: $10.00	46,747	1,180,829
Expiration: July 2019, Exercise Price: $18.33	133,142	2,280,723
Total warrants (Cost $2,942,685)		3,461,552
Total long-term investments (Cost $2,018,276,676)		1,960,226,182
SHORT-TERM INVESTMENTS — 9.38%	Principal Amount
Time Deposits — 9.38%
Australia and New Zealand Banking Group Limited, 0.03%, 01/02/2015*	$131,086,901	131,086,901
DNB Group, 0.03%, 01/02/2015*	72,763,355	72,763,355
Total short-term investments (Cost $203,850,256)		203,850,256
Total investments — 99.61% (Cost $2,222,126,932)		2,164,076,438
Other assets in excess of liabilities — 0.39%		8,353,455
Net assets — 100.00%		$2,172,429,893

(a) — Non-income producing security.

(b)   — The coupon rate shown on variable rate securities represents the rate at December 31, 2014.

(c) — All or a portion of this security is segregated as collateral for bridge loan commitments, credit default swap contracts and delayed delivery securities.

(d) — Issuer is currently in default on its regularly scheduled interest payments.

(e) — Delayed delivery security.

(f) — Fair valued security. The total market value of these securities was $2,447,306, which represented 0.11% of net assets.

(i) — Illiquid security.

(p) — Payment in-kind security.

(r) — Restricted security under Rule 144A under the Securities Act of 1933. Purchased in a private placement transaction; resale to the public may require registration or be limited to qualified institutional buyers. The total market value of these securities was $1,044,059,562, which represented 48.06% of net assets.

* — Invested through a cash management account administered by Brown Brothers Harriman & Co.

The accompanying notes are an integral part of these financial statements.

Schedule of Credit Default Swap Contracts — December 31, 2014

Hotchkis & Wiley High Yield Fund (Unaudited)

CREDIT DEFAULT SWAP CONTRACTS — SELL PROTECTION(1)
Reference Entity	Counterparty	Receive Fixed Rate	Expiration Date	Notional Amount(2)	Premiums Paid (Received)	Value(3)	Unrealized Appreciation (Depreciation)
Markit CDX.NA.HY.23	Goldman Sachs International(4)	5.00%	12/20/19	$(110,000,000)	$7,357,686	$7,033,234	$(324,452)

(1)  The buyer of protection is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default occurs. If a credit event occurs, as defined under the terms of that particular swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced entity or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced entity or underlying securities comprising the referenced index.

(2)  The maximum potential payment the Fund could receive as a buyer or pay as a seller of credit protection if a credit event occurs as defined under the terms of the swap agreement.

(3)  The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  Moody's rating of Goldman Sachs International, the counterparty, as of December 31, 2014 was Baa1.

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2014 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Assets:
Long-term investments, at value*
Unaffiliated issuers	$543,442,688	$774,869,490	$3,122,253,072	$1,035,577,095	$5,525,888
Affiliated issuers	—	—	113,711,371	35,887,426	—
Collateral for securities on loan*	1,570,840	2,745,880	30,760,586	15,937,908	—
Short-term investments*	5,952,560	20,159,753	84,939,890	12,462,064	13,675
Dividends and interest receivable	791,382	1,307,008	2,906,661	337,260	4,707
Receivable for investments sold	—	—	—	674,681	—
Receivable for Fund shares sold	748,634	1,735,528	7,067,344	7,703,500	—
Receivable from Advisor	—	—	—	—	8,817
Other assets	50,503	60,964	180,438	208,565	36,363
Total assets	$552,556,607	$800,878,623	$3,361,819,362	$1,108,788,499	$5,589,450
Liabilities:
Collateral upon return of securities on loan	$1,570,840	$2,745,880	$30,760,586	$15,937,908	$—
Payable for investments purchased	521,235	1,750,230	2,946,382	570,640	—
Payable for Fund shares repurchased	273,429	934,949	3,136,188	4,401,120	—
Payable to Advisor	342,270	500,972	2,081,797	671,336	—
Payable to Trustees	228	277	760	639	51
Accrued distribution and service fees	67,060	364,952	945,451	222,139	124
Accrued expenses and other liabilities	181,426	334,494	1,271,947	122,637	28,319
Total liabilities	2,956,488	6,631,754	41,143,111	21,926,419	28,494
Commitments and contingencies (Note 8)
Net assets	$549,600,119	$794,246,869	$3,320,676,251	$1,086,862,080	$5,560,956
Net Assets consist of:
Paid-in capital	$1,179,116,952	$1,865,968,438	$2,951,775,856	$930,446,794	$5,561,849
Undistributed net investment income (loss)	2,535,824	3,703,428	1,129,522	341,362	(8,389)
Undistributed net realized gain (loss)	(678,272,773)	(1,113,734,897)	38,941,065	11,015,587	14,152
Net unrealized appreciation (depreciation) of securities and foreign currency transactions	46,220,116	38,309,900	328,829,808	145,058,337	(6,656)
Net assets	$549,600,119	$794,246,869	$3,320,676,251	$1,086,862,080	$5,560,956
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$487,595,095	$536,656,961	$2,398,255,992	$854,113,420	$5,458,399
Shares outstanding (unlimited shares $0.001 par value authorized)	31,163,944	19,900,161	58,378,964	14,094,971	546,602
Net asset value per share	$15.65	$26.97	$41.08	$60.60	$9.99
Calculation of Net Asset Value Per Share — Class A
Net assets	$56,926,015	$206,131,961	$755,775,794	$194,825,741	$102,557
Shares outstanding (unlimited shares $0.001 par value authorized)	3,627,088	7,687,473	18,615,613	3,232,241	10,271
Net asset value per share	$15.69	$26.81	$40.60	$60.28	$9.99
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$16.56	$28.30	$42.85	$63.62	$10.54
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets	$5,079,009	$38,152,411	$144,158,986	$37,922,919
Shares outstanding (unlimited shares $0.001 par value authorized)	325,629	1,456,554	3,895,383	721,161
Net asset value per share	$15.60	$26.19	$37.01	$52.59
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class R
Net assets		$13,305,536	$22,485,479
Shares outstanding (unlimited shares $0.001 par value authorized)		493,051	551,292
Net asset value per share		$26.99	$40.79
*Cost of long-term investments
Unaffiliated issuers	$497,222,572	$736,559,590	$2,754,684,027	$871,133,167	$5,532,544
Affiliated issuers	—	—	152,450,608	55,272,975	—
*Cost of collateral for securities on loan	1,570,840	2,745,880	30,760,586	15,937,908	—
*Cost of short-term investments	5,952,560	20,159,753	84,939,890	12,462,064	13,675

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

DECEMBER 31, 2014 (UNAUDITED)

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Assets:
Long-term investments, at value*	$4,872,973	$563,922,216	$71,818,766	$1,960,226,182
Short-term investments*	33,229	10,745,458	3,063,044	203,850,256
Premiums paid for credit default swap contracts	—	—	69,681	7,357,686
Unrealized appreciation on credit default swap contracts	—	—	3,848	—
Cash collateral for futures	—	2,038,118	—	—
Dividends and interest receivable	10,155	1,267,609	597,089	31,540,649
Receivable for investments sold	—	3,362,122	193,494	12,941,250
Receivable from broker for credit default swap contracts	—	—	6,025	—
Receivable for variation margin	—	229,625	—	—
Receivable for Fund shares sold	1,197	1,230,443	428,733	14,666,523
Receivable from Advisor	9,822	—	—	—
Other assets	15,641	52,755	14,835	116,477
Total assets	$4,943,017	$582,848,346	$76,195,515	$2,230,699,023
Liabilities:
Unrealized depreciation on credit default swap contracts	$—	$—	$—	$324,452
Payable for investments purchased	—	13,501,454	627,155	50,030,116
Payable to broker for credit default swap contracts	—	—	—	243,362
Payable for variation margin	—	41,250	—	—
Payable for Fund shares repurchased	26,193	1,168,346	192,770	3,594,178
Payable to Advisor	—	355,826	23,020	927,890
Payable to Trustees	1	311	57	966
Accrued distribution and service fees	294	296,386	26,701	343,296
Distributions payable to shareholders	—	—	32,004	2,250,141
Accrued expenses and other liabilities	39,395	125,084	58,385	554,729
Total liabilities	65,883	15,488,657	960,092	58,269,130
Commitments and contingencies (Note 8)
Net assets	$4,877,134	$567,359,689	$75,235,423	$2,172,429,893
Net Assets consist of:
Paid-in capital	$4,677,257	$517,409,950	$72,542,094	$2,230,967,446
Undistributed net investment income (loss)	495	(1,293,141)	(9,894)	(1,822,178)
Undistributed net realized gain (loss)	36,461	18,122,420	(99,859)	1,659,571
Net unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	162,921	31,481,590	2,799,234	(58,050,494)
Credit default swap contracts	—	—	3,848	(324,452)
Futures contracts	—	1,638,870	—	—
Net assets	$4,877,134	$567,359,689	$75,235,423	$2,172,429,893
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class I
Net assets	$4,770,009	$316,804,717	$23,452,179	$1,562,254,811
Shares outstanding (unlimited shares $0.001 par value authorized)	406,771	11,421,850	1,897,997	126,043,116
Net asset value per share	$11.73	$27.74	$12.36	$12.39
Calculation of Net Asset Value Per Share — Class A
Net assets	$107,125	$186,642,581	$51,783,244	$606,336,411
Shares outstanding (unlimited shares $0.001 par value authorized)	9,138	6,721,515	4,059,624	49,226,141
Net asset value per share	$11.72	$27.77	$12.76	$12.32
Public Offering Price Per Share — Class A
(Net asset value per share divided by 0.9475)	$12.37	$29.31
(Net asset value per share divided by 0.9525)			$13.40
(Net asset value per share divided by 0.9625)				$12.80
Calculation of Net Asset Value Per Share and Public Offering Price Per Share — Class C
Net assets		$63,912,391		$3,838,671
Shares outstanding (unlimited shares $0.001 par value authorized)		2,437,124		309,964
Net asset value per share		$26.22		$12.38
*Cost of long-term investments	$4,709,934	$532,427,208	$69,019,532	$2,018,276,676
*Cost of short-term investments	33,229	10,744,983	3,063,044	203,850,256

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (UNAUDITED)

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund
Investment income:
Dividends*
Unaffiliated issuers	$5,195,390	$8,008,414	$23,957,343	$6,292,846	$48,754
Affiliated issuers	—	—	799,175	265,695	—
Interest	1,436	2,325	17,823	2,423	10
Securities on loan	8,418	15,621	47,638	53,910	—
Total income	5,205,244	8,026,360	24,821,979	6,614,874	48,764
Expenses:
Advisory fees	2,033,307	2,890,849	12,912,812	3,876,918	19,777
Professional fees and expenses	19,203	22,111	55,006	24,234	12,261
Custodian fees and expenses	18,109	29,143	47,002	15,180	10,778
Transfer agent fees and expenses	396,253	649,378	3,093,797	781,525	15,326
Accounting fees and expenses	33,440	45,405	190,590	60,120	27,030
Administration fees and expenses	77,871	110,458	493,853	148,242	15,325
Trustees' fees and expenses	16,686	23,621	108,530	30,572	127
Reports to shareholders	23,152	32,338	133,849	57,169	1,534
Registration fees	35,469	45,627	96,709	49,135	10,257
Distribution and service fees — Class A	71,202	260,402	1,006,552	238,443	123
Distribution and service fees — Class C	22,695	162,088	737,648	197,826	—
Distribution and service fees — Class R	—	31,233	58,410	—	—
Offering costs	—	—	—	—	16,621
Other expenses	13,898	20,279	77,241	24,098	1,905
Total expenses	2,761,285	4,322,932	19,011,999	5,503,462	131,064
Fee waiver/expense reimbursement by Advisor (Note 2)	(91,865)	—	—	—	(70,980)
Fee waiver by Administrator (Note 2)	—	—	—	—	(27,000)
Net expenses	2,669,420	4,322,932	19,011,999	5,503,462	33,084
Net investment income	2,535,824	3,703,428	5,809,980	1,111,412	15,680
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	22,300,779	25,993,360	133,649,159	49,049,199	135,554
Sales of affiliated issuers	—	—	(198,959)	—	—
Foreign currency transactions	—	—	(70,928)	(3,729)	—
Net realized gains	22,300,779	25,993,360	133,379,272	49,045,470	135,554
Net change in unrealized appreciation (depreciation) of securities and foreign currency transactions	(5,305,988)	1,884,330	(126,801,645)	(19,490,365)	(6,656)
Net gains	16,994,791	27,877,690	6,577,627	29,555,105	128,898
Net Increase in Net Assets Resulting from Operations	$19,530,615	$31,581,118	$12,387,607	$30,666,517	$144,578
*Net of Foreign Taxes Withheld	$107,774	$184,455	$15,361	$62,889	$—

The accompanying notes are an integral part of these financial statements.

Statements of Operations

FOR THE SIX MONTHS ENDED DECEMBER 31, 2014 (UNAUDITED)

	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Investment income:
Dividends*	$45,077	$5,181,901	$675,449	$2,903,675
Interest	49	1,235,007	830,144	54,795,541
Securities on loan	—	5,891	—	—
Total income	45,126	6,422,799	1,505,593	57,699,216
Expenses:
Advisory fees	17,956	1,999,362	232,422	5,166,385
Professional fees and expenses	11,834	17,767	12,566	39,265
Custodian fees and expenses	7,620	21,523	22,401	29,347
Transfer agent fees and expenses	12,193	295,059	43,036	1,029,455
Accounting fees and expenses	21,721	33,939	32,022	118,546
Administration fees and expenses	15,719	76,453	14,068	268,787
Trustees' fees and expenses	129	15,440	2,076	54,346
Reports to shareholders	925	16,116	2,937	43,964
Registration fees	21,935	34,393	19,212	68,869
Distribution and service fees — Class A	171	217,626	61,846	757,554
Distribution and service fees — Class C	—	294,017	—	20,411
Other expenses	1,752	11,391	2,687	39,681
Total expenses	111,955	3,033,086	445,273	7,636,610
Fee waiver/expense reimbursement by Advisor (Note 2)	(87,095)	—	(97,368)	(283,833)
Net expenses	24,860	3,033,086	347,905	7,352,777
Net investment income	20,266	3,389,713	1,157,688	50,346,439
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from:
Sales of unaffiliated issuers	138,284	38,571,829	212,946	1,414,134
Foreign currency transactions	(753)	(133,607)	—	—
Credit default swap contracts	—	—	3,705	384,324
Futures contracts	—	3,247,623	—	—
Net realized gains	137,531	41,685,845	216,651	1,798,458
Net change in unrealized appreciation (depreciation) of:
Securities and foreign currency transactions	(312,917)	(37,778,050)	(1,488,548)	(130,233,597)
Credit default swap contracts	—	—	3,848	(324,452)
Futures contracts	—	1,638,870	—	—
Net change in unrealized depreciation	(312,917)	(36,139,180)	(1,484,700)	(130,558,049)
Net gains (losses)	(175,386)	5,546,665	(1,268,049)	(128,759,591)
Net Increase (Decrease) in Net Assets Resulting from
Operations	$(155,120)	$8,936,378	$(110,361)	$(78,413,152)
*Net of Foreign Taxes Withheld	$3,276	$392,765	$14,342	$27,725

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Diversified Value Fund		Large Cap Value Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income	$2,535,824	$12,803,817	$3,703,428	$21,716,658
Net realized gains	22,300,779	33,419,573	25,993,360	85,951,132
Net change in unrealized appreciation (depreciation)	(5,305,988)	58,448,071	1,884,330	58,457,075
Net increase in net assets resulting from operations	19,530,615	104,671,461	31,581,118	166,124,865
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(11,538,580)	(4,908,742)	(14,945,124)	(5,604,965)
Class A	(1,240,124)	(481,382)	(5,637,485)	(2,288,711)
Class C	(25,227)	(44,726)	(827,433)	—
Class R	—	—	(306,615)	(90,380)
Net realized gains:
Class I	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(12,803,931)	(5,434,850)	(21,716,657)	(7,984,056)
Capital Share Transactions:
Net increase (decrease) in net assets resulting from capital share transactions	(6,269,744)	34,878,129	23,372,374	39,371,206
Net Assets:
Total increase in net assets	456,940	134,114,740	33,236,835	197,512,015
Beginning of period	549,143,179	415,028,439	761,010,034	563,498,019
End of period	$549,600,119	$549,143,179	$794,246,869	$761,010,034
Undistributed net investment income	$2,535,824	$12,803,931	$3,703,428	$21,716,657

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Mid-Cap Value Fund		Small Cap Value Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income	$5,809,980	$12,058,683	$1,111,412	$860,820
Net realized gains	133,379,272	406,312,115	49,045,470	121,667,369
Net change in unrealized appreciation (depreciation)	(126,801,645)	275,181,109	(19,490,365)	96,717,775
Net increase in net assets resulting from operations	12,387,607	693,551,907	30,666,517	219,245,964
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(14,081,522)	(6,148,056)	(1,581,401)	(1,868,145)
Class A	(2,526,377)	(1,367,862)	—	(462,993)
Class C	—	(115,505)	—	(27,101)
Class R	(35,928)	(22,467)	—	—
Net realized gains:
Class I	(209,828,890)	—	(92,773,672)	(46,665,876)
Class A	(68,572,878)	—	(21,621,104)	(14,109,950)
Class C	(14,212,255)	—	(4,750,207)	(3,583,146)
Class R	(2,041,591)	—	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(311,299,441)	(7,653,890)	(120,726,384)	(66,717,211)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	35,546,234	791,433,219	143,640,974	295,975,809
Net Assets:
Total increase (decrease) in net assets	(263,365,600)	1,477,331,236	53,581,107	448,504,562
Beginning of period	3,584,041,851	2,106,710,615	1,033,280,973	584,776,411
End of period	$3,320,676,251	$3,584,041,851	$1,086,862,080	$1,033,280,973
Undistributed net investment income	$1,129,522	$11,963,369	$341,362	$811,351

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Small Cap Diversified Value Fund	Global Value Fund
	Six months ended December 31, 2014 (unaudited)+	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income	$15,680	$20,266	$104,154
Net realized gains	135,554	137,531	254,749
Net change in unrealized appreciation (depreciation)	(6,656)	(312,917)	316,395
Net increase (decrease) in net assets resulting from operations	144,578	(155,120)	675,298
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(23,732)	(111,362)	(35,894)
Class A	(337)	(3,011)	(955)
Net realized gains:
Class I	(119,160)	(283,232)	(181,345)
Class A	(2,242)	(8,484)	(5,087)
Net decrease in net assets resulting from dividends and distributions to shareholders	(145,471)	(406,089)	(223,281)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	5,561,849	1,434,201	1,528,088
Net Assets:
Total increase in net assets	5,560,956	872,992	1,980,105
Beginning of period	—	4,004,142	2,024,037
End of period	$5,560,956	$4,877,134	$4,004,142
Undistributed net investment income (loss)	$(8,389)	$495	$94,602

+ The Fund commenced operations on June 30, 2014.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	Value Opportunities Fund		Capital Income Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income	$3,389,713	$3,428,013	$1,157,688	$1,526,324
Net realized gains	41,685,845	27,444,439	216,651	1,558,561
Net change in unrealized appreciation (depreciation)	(36,139,180)	45,551,330	(1,484,700)	2,626,185
Net increase (decrease) in net assets resulting from operations	8,936,378	76,423,782	(110,361)	5,711,070
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(4,493,870)	(1,119,363)	(503,594)	(545,563)
Class A	(2,221,897)	(859,974)	(1,017,797)	(693,473)
Class C	(453,054)	(72,346)	—	—
Net realized gains:
Class I	(22,317,258)	(7,936,180)	(387,273)	(635,662)
Class A	(13,002,279)	(7,803,482)	(772,864)	(707,583)
Class C	(4,700,078)	(2,221,386)	—	—
Net decrease in net assets resulting from dividends and distributions to shareholders	(47,188,436)	(20,012,731)	(2,681,528)	(2,582,281)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	122,823,793	192,494,140	8,756,426	41,012,351
Net Assets:
Total increase in net assets	84,571,735	248,905,191	5,964,537	44,141,140
Beginning of period	482,787,954	233,882,763	69,270,886	25,129,746
End of period	$567,359,689	$482,787,954	$75,235,423	$69,270,886
Undistributed net investment income (loss)	$(1,293,141)	$2,485,967	$(9,894)	$353,809

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

	High Yield Fund
	Six months ended December 31, 2014 (unaudited)	Year ended June 30, 2014
Operations:
Net investment income	$50,346,439	$81,769,565
Net realized gains	1,798,458	17,478,737
Net change in unrealized appreciation (depreciation)	(130,558,049)	53,239,557
Net increase (decrease) in net assets resulting from operations	(78,413,152)	152,487,859
Dividends and Distributions to Shareholders:
Net investment income:
Class I	(34,924,993)	(53,642,913)
Class A	(15,973,814)	(27,309,600)
Class C	(91,958)	(96,625)
Net realized gains:
Class I	(12,049,524)	(9,104,675)
Class A	(4,803,498)	(4,860,631)
Class C	(31,717)	(17,961)
Net decrease in net assets resulting from dividends and distributions to shareholders	(67,875,504)	(95,032,405)
Capital Share Transactions:
Net increase in net assets resulting from capital share transactions	580,911,914	582,760,360
Net Assets:
Total increase in net assets	434,623,258	640,215,814
Beginning of period	1,737,806,635	1,097,590,821
End of period	$2,172,429,893	$1,737,806,635
Undistributed net investment loss	$(1,822,178)	$(1,177,852)
The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Diversified Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$15.47	$0.08	$0.48	$0.56	$(0.38)	$—	$(0.38)
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)
Year ended 6/30/2013	9.82	0.16	2.72	2.88	(0.17)	—	(0.17)
Year ended 6/30/2012	10.01	0.16	(0.18)	(0.02)	(0.17)	—	(0.17)
Year ended 6/30/2011	7.94	0.15	2.02	2.17	(0.10)	—	(0.10)
Year ended 6/30/2010	6.77	0.12	1.25	1.37	(0.20)	—	(0.20)
Class A
Six months ended 12/31/2014*	15.50	0.06	0.48	0.54	(0.35)	—	(0.35)
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)
Year ended 6/30/2013	9.86	0.13	2.72	2.85	(0.14)	—	(0.14)
Year ended 6/30/2012	10.03	0.14	(0.18)	(0.04)	(0.13)	—	(0.13)
Year ended 6/30/2011	7.96	0.14	2.02	2.16	(0.09)	—	(0.09)
Year ended 6/30/2010	6.79	0.10	1.25	1.35	(0.18)	—	(0.18)
Class C
Six months ended 12/31/2014*	15.20	(0.00)[4]	0.49	0.49	(0.09)	—	(0.09)
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)
Year ended 6/30/2013	9.72	0.05	2.68	2.73	(0.10)	—	(0.10)
Year ended 6/30/2012	9.92	0.07	(0.17)	(0.10)	(0.10)	—	(0.10)
Year ended 6/30/2011	7.90	0.06	2.00	2.06	(0.04)	—	(0.04)
Year ended 6/30/2010	6.74	0.04	1.26	1.30	(0.14)	—	(0.14)

				Ratios to Average Net Assets
Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2014*	$15.65	3.71%	$487,595	0.95%[3]	0.98%[3]	0.97%[3]
Year ended 6/30/2014	15.47	24.98	485,541	0.95	1.01	2.72
Year ended 6/30/2013	12.53	29.65	367,963	0.95	1.06	1.47
Year ended 6/30/2012	9.82	–0.01	320,916	0.95	1.06	1.73
Year ended 6/30/2011	10.01	27.44	328,273	0.95	1.12	1.59
Year ended 6/30/2010	7.94	20.22	330,586	0.95	1.11	1.48
Class A
Six months ended 12/31/2014*	15.69	3.55	56,926	1.20[3]	1.23[3]	0.72[3]
Year ended 6/30/2014	15.50	24.68	59,173	1.20	1.26	2.71
Year ended 6/30/2013	12.57	29.25	35,251	1.20	1.31	1.21
Year ended 6/30/2012	9.86	–0.18	34,731	1.20	1.31	1.46
Year ended 6/30/2011	10.03	27.16	45,383	1.20	1.37	1.42
Year ended 6/30/2010	7.96	19.84	45,427	1.20	1.36	1.21
Class C
Six months ended 12/31/2014*	15.60	3.22	5,079	1.95[3]	1.98[3]	(0.03)[3]
Year ended 6/30/2014	15.20	23.70	4,429	1.95	2.01	1.28
Year ended 6/30/2013	12.35	28.28	11,815	1.95	2.06	0.45
Year ended 6/30/2012	9.72	–0.92	12,062	1.95	2.06	0.73
Year ended 6/30/2011	9.92	26.11	14,036	1.95	2.12	0.61
Year ended 6/30/2010	7.90	19.17	15,254	1.95	2.11	0.47

	Six Months Ended	Year Ended June 30,
	December 31, 2014	2014	2013	2012	2011	2010
Portfolio turnover rate	18%	33%	44%	42%	63%	43%

		Income (loss) from investment operations			Dividends and distributions
Large Cap Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$26.65	$0.14	$0.96	$1.10	$(0.78)	$—	$(0.78)
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)
Year ended 6/30/2013	16.80	0.31	4.69	5.00	(0.45)	—	(0.45)
Year ended 6/30/2012	16.96	0.31	(0.13)	0.18	(0.34)	—	(0.34)
Year ended 6/30/2011	13.32	0.26	3.42	3.68	(0.04)	—	(0.04)
Year ended 6/30/2010	11.49	0.21	1.99	2.20	(0.37)	—	(0.37)
Class A
Six months ended 12/31/2014*	26.46	0.11	0.94	1.05	(0.70)	—	(0.70)
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)
Year ended 6/30/2013	16.68	0.26	4.67	4.93	(0.40)	—	(0.40)
Year ended 6/30/2012	16.84	0.26	(0.12)	0.14	(0.30)	—	(0.30)
Year ended 6/30/2011	13.25	0.21	3.39	3.60	(0.01)	—	(0.01)
Year ended 6/30/2010	11.44	0.16	2.01	2.17	(0.36)	—	(0.36)
Class C
Six months ended 12/31/2014*	25.96	0.01	0.91	0.92	(0.69)	—	(0.69)
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—
Year ended 6/30/2013	16.26	0.10	4.58	4.68	(0.22)	—	(0.22)
Year ended 6/30/2012	16.48	0.14	(0.12)	0.02	(0.24)	—	(0.24)
Year ended 6/30/2011	13.05	0.09	3.34	3.43	—	—	—
Year ended 6/30/2010	11.33	0.06	1.99	2.05	(0.33)	—	(0.33)
Class R
Six months ended 12/31/2014*	26.62	0.08	0.95	1.03	(0.66)	—	(0.66)
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)
Year ended 6/30/2013	16.77	0.21	4.69	4.90	(0.34)	—	(0.34)
Year ended 6/30/2012	16.95	0.23	(0.12)	0.11	(0.29)	—	(0.29)
Year ended 6/30/2011	13.36	0.17	3.42	3.59	—	—	—
Year ended 6/30/2010	11.54	0.13	2.03	2.16	(0.34)	—	(0.34)

				Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2014*	$26.97	4.25%	$536,657	1.00%[3]	1.00%[3]	1.08%[3]
Year ended 6/30/2014	26.65	26.52	500,102	1.01	1.01	3.04
Year ended 6/30/2013	21.35	30.48	389,300	1.05	1.05	1.68
Year ended 6/30/2012	16.80	1.22	316,081	1.05	1.05	1.96
Year ended 6/30/2011	16.96	27.61	588,823	1.05	1.07	1.60
Year ended 6/30/2010	13.32	20.08	478,653	1.05	1.09	1.51
Class A
Six months ended 12/31/2014*	26.81	4.08	206,132	1.25[3]	1.25[3]	0.82[3]
Year ended 6/30/2014	26.46	26.22	223,219	1.26	1.26	3.02
Year ended 6/30/2013	21.21	30.16	156,303	1.30	1.30	1.42
Year ended 6/30/2012	16.68	0.99	155,767	1.30	1.30	1.66
Year ended 6/30/2011	16.84	27.21	319,863	1.30	1.31	1.33
Year ended 6/30/2010	13.25	19.82	512,120	1.30	1.34	1.17
Class C
Six months ended 12/31/2014*	26.19	3.67	38,152	2.00[3]	2.00[3]	0.10[3]
Year ended 6/30/2014	25.96	25.29	25,765	2.01	2.01	3.02
Year ended 6/30/2013	20.72	29.12	8,324	2.05	2.05	0.59
Year ended 6/30/2012	16.26	0.29	23,891	2.05	2.05	0.92
Year ended 6/30/2011	16.48	26.28	36,612	2.05	2.07	0.59
Year ended 6/30/2010	13.05	18.91	38,064	2.05	2.09	0.46
Class R
Six months ended 12/31/2014*	26.99	3.98	13,306	1.50[3]	1.50[3]	0.58[3]
Year ended 6/30/2014	26.62	25.91	11,924	1.51	1.51	2.51
Year ended 6/30/2013	21.33	29.79	9,571	1.55	1.55	1.15
Year ended 6/30/2012	16.77	0.80	10,812	1.55	1.55	1.42
Year ended 6/30/2011	16.95	26.87	14,034	1.55	1.56	1.08
Year ended 6/30/2010	13.36	19.55	14,922	1.55	1.59	0.97

	Six Months Ended	Year Ended June 30,
	December 31, 2014	2014	2013	2012	2011	2010
Portfolio turnover rate	19%	57%	41%	59%	43%	47%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Annualized.

4  Amount is less than $0.005.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Mid-Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$45.15	$0.10	$0.07	$0.17	$(0.27)	$(3.97)	$(4.24)
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)
Year ended 6/30/2013	26.02	0.16	9.31	9.47	(0.13)	—	(0.13)
Year ended 6/30/2012	24.96	0.13	0.95	1.08	(0.02)	—	(0.02)
Year ended 6/30/2011	18.14	0.05	6.85	6.90	(0.08)	—	(0.08)
Year ended 6/30/2010	13.76	0.05	4.49	4.54	(0.16)	—	(0.16)
Class A
Six months ended 12/31/2014*	44.60	0.04	0.08	0.12	(0.15)	(3.97)	(4.12)
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)
Year ended 6/30/2013	25.75	0.09	9.21	9.30	(0.07)	—	(0.07)
Year ended 6/30/2012	24.74	0.07	0.94	1.01	—	—	—
Year ended 6/30/2011	18.01	(0.01)	6.78	6.77	(0.04)	—	(0.04)
Year ended 6/30/2010	13.68	0.01	4.46	4.47	(0.14)	—	(0.14)
Class C
Six months ended 12/31/2014*	41.04	(0.11)	0.05	(0.06)	—	(3.97)	(3.97)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)
Year ended 6/30/2013	23.97	(0.11)	8.53	8.42	—	—	—
Year ended 6/30/2012	23.20	(0.11)	0.88	0.77	—	—	—
Year ended 6/30/2011	16.98	(0.17)	6.39	6.22	—	—	—
Year ended 6/30/2010	12.99	(0.12)	4.23	4.11	(0.12)	—	(0.12)
Class R
Six months ended 12/31/2014*	44.77	(0.01)	0.07	0.06	(0.07)	(3.97)	(4.04)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)
Year ended 6/30/2013	25.92	0.03	9.25	9.28	(0.03)	—	(0.03)
Year ended 6/30/2012	24.95	0.00[4]	0.97	0.97	—	—	—
Year ended 6/30/2011	18.18	(0.07)	6.85	6.78	(0.01)	—	(0.01)
Year ended 6/30/2010	13.82	(0.04)	4.51	4.47	(0.11)	—	(0.11)

				Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2014*	$41.08	0.90%	$2,398,256	1.00%[3]	1.00%[3]	0.44%[3]
Year ended 6/30/2014	45.15	28.10	2,542,569	1.01	1.01	0.52
Year ended 6/30/2013	35.36	36.51	1,627,378	1.07	1.07	0.55
Year ended 6/30/2012	26.02	4.33	1,058,806	1.10	1.10	0.54
Year ended 6/30/2011	24.96	38.05	1,077,149	1.08	1.08	0.20
Year ended 6/30/2010	18.14	33.00	875,883	1.10	1.10	0.29
Class A
Six months ended 12/31/2014*	40.60	0.78	755,776	1.25[3]	1.25[3]	0.19[3]
Year ended 6/30/2014	44.60	27.78	862,559	1.26	1.26	0.29
Year ended 6/30/2013	34.98	36.16	406,949	1.32	1.32	0.32
Year ended 6/30/2012	25.75	4.08	217,069	1.35	1.35	0.28
Year ended 6/30/2011	24.74	37.63	235,301	1.33	1.33	(0.06)
Year ended 6/30/2010	18.01	32.67	215,231	1.35	1.35	0.03
Class C
Six months ended 12/31/2014*	37.01	0.40	144,159	2.00[3]	2.00[3]	(0.56)[3]
Year ended 6/30/2014	41.04	26.84	154,222	2.01	2.01	(0.45)
Year ended 6/30/2013	32.39	35.13	62,638	2.07	2.07	(0.39)
Year ended 6/30/2012	23.97	3.32	15,072	2.10	2.10	(0.53)
Year ended 6/30/2011	23.20	36.63	35,320	2.08	2.08	(0.81)
Year ended 6/30/2010	16.98	31.67	30,317	2.10	2.10	(0.71)
Class R
Six months ended 12/31/2014*	40.79	0.64	22,485	1.50[3]	1.50[3]	(0.06)[3]
Year ended 6/30/2014	44.77	27.47	24,693	1.51	1.51	0.05
Year ended 6/30/2013	35.17	35.82	9,746	1.57	1.57	0.09
Year ended 6/30/2012	25.92	3.89	4,762	1.60	1.60	0.02
Year ended 6/30/2011	24.95	37.32	6,215	1.58	1.58	(0.30)
Year ended 6/30/2010	18.18	32.36	5,519	1.60	1.60	(0.23)

	Six Months Ended	Year Ended June 30,
	December 31, 2014	2014	2013	2012	2011	2010
Portfolio turnover rate	27%	55%	66%	72%	62%	67%

		Income (loss) from investment operations			Dividends and distributions
Small Cap Value Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$66.62	$0.10	$1.40	$1.50	$(0.13)	$(7.39)	$(7.52)
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)
Year ended 6/30/2013	41.83	0.32	12.96	13.28	(0.27)	—	(0.27)
Year ended 6/30/2012	43.90	0.29	(2.36)	(2.07)	—	—	—
Year ended 6/30/2011	31.33	(0.05)	12.68	12.63	(0.06)	—	(0.06)
Year ended 6/30/2010	21.15	0.07	10.28	10.35	(0.17)	—	(0.17)
Class A
Six months ended 12/31/2014*	66.26	0.02	1.39	1.41	—	(7.39)	(7.39)
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)
Year ended 6/30/2013	41.67	0.21	12.91	13.12	(0.12)	—	(0.12)
Year ended 6/30/2012	43.84	0.15	(2.32)	(2.17)	—	—	—
Year ended 6/30/2011	31.34	(0.15)	12.68	12.53	(0.03)	—	(0.03)
Year ended 6/30/2010	21.18	0.00[4]	10.30	10.30	(0.14)	—	(0.14)
Class C
Six months ended 12/31/2014*	58.99	(0.20)	1.19	0.99	—	(7.39)	(7.39)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)
Year ended 6/30/2013	37.84	(0.14)	11.70	11.56	—	—	—
Year ended 6/30/2012	40.11	(0.10)	(2.17)	(2.27)	—	—	—
Year ended 6/30/2011	28.87	(0.42)	11.66	11.24	—	—	—
Year ended 6/30/2010	19.65	(0.22)	9.56	9.34	(0.12)	—	(0.12)

				Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2014*	$60.60	2.81%	$854,113	0.98%[3]	0.98%[3]	0.30%[3]
Year ended 6/30/2014	66.62	32.40	785,915	0.99	0.99	0.21
Year ended 6/30/2013	54.84	31.88	452,702	1.03	1.03	0.67
Year ended 6/30/2012	41.83	–4.72	296,436	1.09	1.09	0.73
Year ended 6/30/2011	43.90	40.29	254,187	1.08	1.08	(0.13)
Year ended 6/30/2010	31.33	49.02	165,348	1.14	1.14	0.23
Class A
Six months ended 12/31/2014*	60.28	2.69	194,826	1.23[3]	1.23[3]	0.05[3]
Year ended 6/30/2014	66.26	32.06	204,205	1.24	1.24	(0.04)
Year ended 6/30/2013	54.67	31.55	103,329	1.28	1.28	0.43
Year ended 6/30/2012	41.67	–4.95	39,803	1.34	1.34	0.39
Year ended 6/30/2011	43.84	39.94	64,100	1.33	1.33	(0.39)
Year ended 6/30/2010	31.34	48.70	47,007	1.39	1.39	(0.01)
Class C
Six months ended 12/31/2014*	52.59	2.30	37,923	1.98[3]	1.98[3]	(0.70)[3]
Year ended 6/30/2014	58.99	31.09	43,161	1.99	1.99	(0.79)
Year ended 6/30/2013	49.40	30.55	28,745	2.03	2.03	(0.31)
Year ended 6/30/2012	37.84	–5.66	10,970	2.09	2.09	(0.29)
Year ended 6/30/2011	40.11	38.93	11,727	2.08	2.08	(1.14)
Year ended 6/30/2010	28.87	47.56	4,278	2.14	2.14	(0.77)

	Six Months Ended	Year Ended June 30,
	December 31, 2014	2014	2013	2012	2011	2010
Portfolio turnover rate	22%	43%	35%	37%	54%	93%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Annualized.

4  Amount is less than $0.005.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income from investment operations			Dividends and distributions
Small Cap Diversified Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Period from 6/30/2014[4] to 12/31/2014*	$10.00	$0.03	$0.22	$0.25	$(0.04)	$(0.22)	$(0.26)
Class A
Period from 6/30/2014[4] to 12/31/2014*	10.00	0.02	0.22	0.24	(0.03)	(0.22)	(0.25)

				Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Period from 6/30/2014[4] to 12/31/2014*	$9.99	2.73%	$5,458	1.25%[3]	4.97%[3]	0.60%[3]
Class A
Period from 6/30/2014[4] to 12/31/2014*	9.99	2.51	103	1.50[3]	5.22[3]	0.35[3]

Six Months Ended December 31, 2014
Portfolio turnover rate	57%

		Income (loss) from investment operations			Dividends and distributions
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$13.31	$0.06	$(0.58)	$(0.52)	$(0.30)	$(0.76)	$(1.06)
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)
Period from 12/31/2012[4] to 6/30/2013	10.00	0.12	1.37	1.49	—	—	—
Class A
Six months ended 12/31/2014*	13.29	0.04	(0.58)	(0.54)	(0.27)	(0.76)	(1.03)
Period from 8/30/2013[4] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)

				Ratios to Average Net Assets
Global Value Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2014*	$11.73	–3.62%	$4,770	1.10%[3]	4.98%[3]	0.91%[3]
Year ended 6/30/2014	13.31	25.98	3,867	1.10	6.26	3.29
Period from 12/31/2012[4] to 6/30/2013	11.49	14.90	2,024	1.10[3]	11.75[3]	2.22[3]
Class A
Six months ended 12/31/2014*	11.72	–3.78	107	1.35[3]	5.23[3]	0.66[3]
Period from 8/30/2013[4] to 6/30/2014	13.29	21.88	137	1.35[3]	6.58[3]	3.21[3]

	Six Months Ended December 31, 2014	Year Ended June 30, 2014	Period December 31, 2012[4] through June 30, 2013
Portfolio turnover rate	22%	52%	38%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Annualized.

4  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
Value Opportunities Fund	Net asset value, beginning of period	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$29.88	$0.21	$0.16	$0.37	$(0.42)	$(2.09)	$(2.51)
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)
Year ended 6/30/2013	20.44	0.34	6.00	6.34	(0.38)	(0.94)	(1.32)
Year ended 6/30/2012	21.12	0.33	(0.48)	(0.15)	(0.14)	(0.39)	(0.53)
Year ended 6/30/2011	14.96	0.14	6.24	6.38	(0.22)	—	(0.22)
Year ended 6/30/2010	10.99	0.17	4.08	4.25	(0.28)	—	(0.28)
Class A
Six months ended 12/31/2014*	29.88	0.18	0.16	0.34	(0.36)	(2.09)	(2.45)
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)
Year ended 6/30/2013	20.46	0.28	6.01	6.29	(0.33)	(0.94)	(1.27)
Year ended 6/30/2012	21.12	0.28	(0.47)	(0.19)	(0.08)	(0.39)	(0.47)
Year ended 6/30/2011	14.98	0.11	6.22	6.33	(0.19)	—	(0.19)
Year ended 6/30/2010	11.01	0.13	4.09	4.22	(0.25)	—	(0.25)
Class C
Six months ended 12/31/2014*	28.31	0.06	0.14	0.20	(0.20)	(2.09)	(2.29)
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)
Year ended 6/30/2013	19.50	0.10	5.73	5.83	(0.11)	(0.94)	(1.05)
Year ended 6/30/2012	20.21	0.13	(0.45)	(0.32)	—	(0.39)	(0.39)
Year ended 6/30/2011	14.40	(0.05)	5.99	5.94	(0.13)	—	(0.13)
Year ended 6/30/2010	10.61	0.01	3.95	3.96	(0.17)	—	(0.17)

				Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income (loss)
Class I
Six months ended 12/31/2014*	$27.74	1.65%	$316,805	0.95%[3]	0.95%[3]	1.45%[3]
Year ended 6/30/2014	29.88	25.67	265,138	0.99	0.99	1.25
Year ended 6/30/2013	25.46	32.28	105,332	1.03	1.03	1.45
Year ended 6/30/2012	20.44	–0.20	41,079	1.10	1.10	1.73
Year ended 6/30/2011	21.12	42.81	39,014	1.11	1.11	0.74
Year ended 6/30/2010	14.96	38.72	24,073	1.15	1.15	1.12
Class A
Six months ended 12/31/2014*	27.77	1.53	186,643	1.20[3]	1.20[3]	1.24[3]
Year ended 6/30/2014	29.88	25.34	165,608	1.24	1.24	0.91
Year ended 6/30/2013	25.48	31.98	103,822	1.28	1.28	1.22
Year ended 6/30/2012	20.46	–0.45	32,022	1.35	1.35	1.45
Year ended 6/30/2011	21.12	42.40	34,908	1.36	1.36	0.58
Year ended 6/30/2010	14.98	38.43	21,794	1.40	1.40	0.87
Class C
Six months ended 12/31/2014*	26.22	1.10	63,912	1.95[3]	1.95[3]	0.46[3]
Year ended 6/30/2014	28.31	24.44	52,042	1.99	1.99	0.17
Year ended 6/30/2013	24.28	30.97	24,728	2.03	2.03	0.44
Year ended 6/30/2012	19.50	–1.22	11,308	2.10	2.10	0.69
Year ended 6/30/2011	20.21	41.35	12,160	2.11	2.11	(0.26)
Year ended 6/30/2010	14.40	37.38	7,288	2.15	2.15	0.10

	Six Months Ended	Year Ended June 30,
	December 31, 2014	2014	2013	2012	2011	2010
Portfolio turnover rate	44%	45%	98%	123%	137%	166%

		Income (loss) from investment operations			Dividends and distributions
Capital Income Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$12.85	$0.22	$(0.23)	$(0.01)	$(0.28)	$(0.20)	$(0.48)
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)
Year ended 6/30/2013	10.57	0.51	1.38	1.89	(0.50)	(0.13)	(0.63)
Year ended 6/30/2012	10.37	0.51	0.25	0.76	(0.48)	(0.08)	(0.56)
Period from 12/31/2010[4] to 6/30/2011	10.00	0.24	0.35	0.59	(0.22)	—	(0.22)
Class A
Six months ended 12/31/2014*	13.24	0.21	(0.22)	(0.01)	(0.27)	(0.20)	(0.47)
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)
Year ended 6/30/2013	10.67	0.50	1.61	2.11	(0.47)	(0.13)	(0.60)
Year ended 6/30/2012	10.38	0.51	0.32	0.83	(0.46)	(0.08)	(0.54)
Period from 2/28/2011[4] to 6/30/2011	10.34	0.15	0.03	0.18	(0.14)	—	(0.14)

				Ratios to Average Net Assets
Capital Income Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2014*	$12.36	–0.03%	$23,452	0.80%[3]	1.07%[3]	3.41%[3]
Year ended 6/30/2014	12.85	19.71	21,399	0.80	1.34	4.61
Year ended 6/30/2013	11.83	18.45	11,348	0.80	1.85	4.51
Year ended 6/30/2012	10.57	7.76	8,588	0.80	2.81	5.06
Period from 12/31/2010[4] to 6/30/2011	10.37	5.90	7,765	0.80[3]	3.75[3]	4.60[3]
Class A
Six months ended 12/31/2014*	12.76	–0.08	51,783	1.05[3]	1.32[3]	3.16[3]
Year ended 6/30/2014	13.24	19.17	47,872	1.05	1.51	4.76
Year ended 6/30/2013	12.18	20.34	13,782	1.05	1.99	4.31
Year ended 6/30/2012	10.67	8.37	333	1.05	3.06	4.93
Period from 2/28/2011[4] to 6/30/2011	10.38	1.74	82	1.05[3]	4.12[3]	4.31[3]

	Six Months Ended December 31,	Year Ended June 30,			Period December 31, 2010[4] through June 30,
	2014	2014	2013	2012	2011
Portfolio turnover rate	25%	53%	65%	38%	39%

1  Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Annualized.

4  Commencement of operations.

*  Unaudited.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions
Class I
Six months ended 12/31/2014*	$13.37	$0.35	$(0.87)	$(0.52)[5]	$(0.36)	$(0.10)	$(0.46)
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)
Year ended 6/30/2013	12.28	0.80	0.61	1.41	(0.81)	(0.05)	(0.86)
Year ended 6/30/2012	12.79	0.94	(0.25)	0.69	(0.95)	(0.25)	(1.20)
Year ended 6/30/2011	12.01	0.92	1.23	2.15	(0.93)	(0.44)	(1.37)
Year ended 6/30/2010	10.90	1.02	1.65	2.67	(1.03)	(0.53)	(1.56)
Class A
Six months ended 12/31/2014*	13.29	0.34	(0.87)	(0.53)[5]	(0.34)	(0.10)	(0.44)
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)
Year ended 6/30/2013	12.21	0.76	0.60	1.36	(0.77)	(0.05)	(0.82)
Year ended 6/30/2012	12.73	0.90	(0.26)	0.64	(0.91)	(0.25)	(1.17)
Year ended 6/30/2011	11.97	0.88	1.21	2.09	(0.89)	(0.44)	(1.33)
Year ended 6/30/2010	10.89	0.97	1.64	2.61	(1.00)	(0.53)	(1.53)
Class C
Six months ended 12/31/2014*	13.36	0.29	(0.88)	(0.59)[5]	(0.29)	(0.10)	(0.39)
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)
Period from 12/31/2012[4] to 6/30/2013	12.88	0.30	(0.05)	0.25	(0.31)	—	(0.31)

				Ratios to Average Net Assets
High Yield Fund	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement/ waiver	Expenses, before reimbursement/ waiver	Net investment income
Class I
Six months ended 12/31/2014*	$12.39	–3.93%	$1,562,255	0.70%[3]	0.73%[3]	5.43%[3]
Year ended 6/30/2014	13.37	11.51	1,127,080	0.70	0.75	5.82
Year ended 6/30/2013	12.83	11.70	686,718	0.70	0.75	6.23
Year ended 6/30/2012	12.28	6.02	426,041	0.70	0.76	7.76
Year ended 6/30/2011	12.79	18.45	187,319	0.70	0.75	7.15
Year ended 6/30/2010	12.01	25.45	93,139	0.70	0.89	8.51
Class A
Six months ended 12/31/2014*	12.32	–4.02	606,336	0.95[3]	0.98[3]	5.21[3]
Year ended 6/30/2014	13.29	11.28	607,104	0.95	1.00	5.59
Year ended 6/30/2013	12.75	11.37	410,060	0.95	1.00	5.91
Year ended 6/30/2012	12.21	5.66	105,472	0.95	1.01	7.47
Year ended 6/30/2011	12.73	18.11	53,832	0.95	1.01	6.88
Year ended 6/30/2010	11.97	24.76	22,090	0.95	1.12	8.10
Class C
Six months ended 12/31/2014*	12.38	–4.42	3,839	1.70[3]	1.73[3]	4.44[3]
Year ended 6/30/2014	13.36	10.40	3,623	1.70	1.75	4.72
Period from 12/31/2012[4] to 6/30/2013	12.82	1.91	812	1.70[3]	1.74[3]	4.73[3]

	Six Months Ended	Year Ended June 30,
	December 31, 2014	2014	2013	2012	2011	2010
Portfolio turnover rate	18%	51%	66%	57%	139%	175%

1  Net investment income per share has been calculated based on average shares outstanding during the period.

2  Total returns exclude the effects of sales charges. The Fund's investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund's expenses. Without such waiver and/or reimbursement, the Fund's performance would have been lower.

3  Annualized.

4  Commencement of operations.

5  Redemption fees per share were less than $0.005.

*  Unaudited.
The accompanying notes are an integral part of these financial statements.

Notes to the Financial Statements

DECEMBER 31, 2014 (UNAUDITED)

NOTE 1.

Organization. Hotchkis & Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on July 23, 2001 and consists of nine series. The Hotchkis & Wiley Diversified Value Fund, the Hotchkis & Wiley Large Cap Value Fund, the Hotchkis & Wiley Mid-Cap Value Fund, the Hotchkis & Wiley Small Cap Value Fund, the Hotchkis & Wiley Small Cap Diversified Value Fund, the Hotchkis & Wiley Global Value Fund, the Hotchkis & Wiley Capital Income Fund and the Hotchkis & Wiley High Yield Fund (collectively, the "H&W Funds") are each a diversified series and the Hotchkis & Wiley Value Opportunities Fund (together with the H&W Funds, hereafter referred to as the "Funds") is a non-diversified series of the Trust. The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the "Mercury HW Funds"). On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange. On August 28, 2009, the Hotchkis & Wiley Core Value Fund was renamed the Hotchkis & Wiley Diversified Value Fund and the Hotchkis & Wiley All Cap Value Fund was renamed the Hotchkis & Wiley Value Opportunities Fund.

The Large Cap Value Fund and Mid-Cap Value Fund have four classes of shares: Class I, Class A, Class C and Class R. The Diversified Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, Value Opportunities Fund, Capital Income Fund and High Yield Fund have three classes of shares: Class I, Class A and Class C. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Class C shares are automatically converted to Class A shares approximately eight years after purchase and will then be subject to lower distribution and service fees. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class C and Class R shares bear certain expenses related to the distribution and servicing expenditures. Currently, the Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are not offering Class C shares to investors.

Significant Accounting Policies. The Funds' financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP"), which may require the use of management accruals and estimates. Actual results could differ from those estimates and those differences could be significant. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standard Codification Topic 946 "Financial Services — Investment Companies". The following is a summary of significant accounting policies followed by the Funds.

Security Valuation. Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the New York Stock Exchange (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average between the last bid and asked quotation on such exchange or NSM. Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market. Fixed-income securities are generally valued on the basis of quotes obtained from an approved independent pricing service but may also be valued based on reported transactions on FINRA's Trade Reporting and Compliance Engine (TRACE) or quotations provided by a broker-dealer. The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models. Short-term investments which mature in 60 days or less are valued at amortized cost, which approximates fair value. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation. Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by Hotchkis & Wiley Capital Management, LLC (the "Advisor") under guidelines established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board"). The Board has approved the use of a third-party vendor's proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. When fair value pricing is employed, the value of the portfolio securities used to calculate the Funds' net asset values may differ from quoted or official closing prices.

The Trust has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund's investments. These inputs are summarized in the following three broad categories:

  • Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

  • Level 2 — Other significant observable inputs (including quoted prices for similar instruments, interest rates, current yields, credit quality, prepayment speeds for mortgage related securities, collateral for asset-backed securities, foreign security indices, foreign exchange rates, fair value estimates for foreign securities, and changes in benchmark securities indices). Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

  • Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust's own assumptions that market participants would use to price the asset or liability based on the best available information.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value
Level 1 — Quoted prices in an active market:
Common Stocks	$543,442,688	$774,869,490	$3,139,208,136	$1,040,948,586	$5,417,168
Investment Companies	—	—	—	15,973,928	69,876
Money Market Funds	1,570,840	2,745,880	30,760,586	15,937,908	—
Level 2 — Other significant observable market inputs:
Common Stocks:
Energy	—	—	96,756,307	14,542,007	—
Financials	—	—	—	—	21,951
Materials	—	—	—	—	16,893
Time Deposits	5,952,560	20,159,753	84,939,890	12,462,064	13,675
Level 3 — Significant unobservable inputs	—	—	—	—	—
Total Investments	$550,966,088	$797,775,123	$3,351,664,919	$1,099,864,493	$5,539,563

	Global Value	Value Opportunities	Capital Income	High Yield
Level 1 — Quoted prices in an active market:
Common Stocks	$3,023,035	$406,632,814	$42,272,874	$25,908,244
Investment Companies	—	1,050,967	—	—
Preferred Stocks	—	300,930	1,332,188	85,332,003
Convertible Preferred Stocks	—	—	92,326	2,263,381
Warrants	—	4,325,968	47,921	3,461,552
Level 2 — Other significant observable market inputs:
Common Stocks:
Consumer Discretionary	354,897	9,214,357	—	—
Consumer Staples	157,241	—	—	—
Energy	191,209	4,087,603	—	—
Financials	348,628	17,042,803	—	—
Health Care	139,992	2,495,374	—	—
Industrials	563,476	48,807,680	—	—
Information Technology	94,495	16,569,526	—	—
Preferred Stocks:
Financials	—	849,739	—	—
Convertible Bonds	—	7,562,500	435,054	30,306,212
Corporate Bonds	—	44,981,955	26,259,548	1,717,582,659
Asset-Backed Securities	—	—	395,360	25,490,365
Term Loans	—	—	965,096	67,434,460
Time Deposits	33,229	10,745,458	3,063,044	203,850,256
Level 3 — Significant unobservable inputs:
Common Stocks:
Consumer Discretionary/Automakers	—	—	0	0
Energy/Energy — Exploration & Production	—	—	3,033	403,386
Preferred Stocks:
Energy/Energy — Exploration & Production	—	—	15,366	2,043,920
Corporate Bonds:
Materials/Chemicals	—	—	0	0
Total Investments	$4,906,202	$574,667,674	$74,881,810	$2,164,076,438
Other Financial Instruments
Level 1 — Quoted prices in an active market		$—	$—	$—
Level 2 — Other significant observable market inputs:
Futures Contracts*		1,638,870	—	—
Credit Default Swap Contracts*		—	3,848	(324,452)
Level 3 — Significant unobservable inputs		—	—	—
Total Other Financial Instruments		$1,638,870	$3,848	$(324,452)

* Futures contracts and credit default swap contracts are derivative instruments not reflected on the Schedule of Investments and are reflected at the unrealized appreciation (depreciation) on the instrument.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

There were transfers from Level 1 to Level 2 of $5,303,193 for the Small Cap Value Fund, $246,460 for the Global Value Fund and $27,528,767 for the Value Opportunities Fund using market values as of December 31, 2014. The transfers were due to securities being fair valued as a result of market movements following the close of local trading on December 31, 2014. There were transfers from Level 2 to Level 1 of $59,196 for the Global Value Fund using market values as of December 31, 2014. The transfers were due to the securities being fair valued as a result of market movements following the close of local trading at the beginning of the reporting period. There were transfers from Level 1 to Level 2 of $699,740 for the Value Opportunities Fund using market values as of December 31, 2014. The transfers were due to lack of trading volume on December 31, 2014. There were transfers from Level 2 to Level 1 of $191,535 for the Value Opportunities Fund, $47,854 for the Capital Income Fund and $2,263,381 for the High Yield Fund using market values as of December 31, 2014. The transfers were due to increased trading volume on December 31, 2014. There were no transfers into or out of Level 1 or Level 2 during the six months ended December 31, 2014 for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Diversified Value Fund. Transfers between Levels are recognized at the end of the reporting period.

Income and Expense Allocation. Common expenses incurred by the Trust which are not allocable to a specific Fund are allocated among the Funds based upon relative net assets or evenly, depending on the nature of the expenditure. For all Funds, except the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class). For the Capital Income Fund and High Yield Fund, net investment income, other than class-specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of settled shares of each class at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for the Capital Income Fund and High Yield Fund and declared and paid annually for the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually.

Security Transactions and Investment Income. Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities. Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method. Return of capital distributions received from real estate investment trust ("REIT") securities are recorded as an adjustment to the cost of the security and thus may impact unrealized gains or losses on the security.

Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis may have extended settlement periods. The value of the security purchased is subject to market fluctuations during this period. The Funds will segregate or "earmark" liquid assets until the settlement date or otherwise cover their position in an amount sufficient to meet the Funds' obligations.

Foreign Currency Transactions. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid.

Payment In-Kind Securities. Certain Funds may invest in payment in-kind securities. Payment in-kind securities give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and may require a pro-rata adjustment to interest receivable from the unrealized appreciation or depreciation of securities on the Statements of Assets & Liabilities.

Restricted and Illiquid Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Options. The Funds are subject to equity price risk in the normal course of pursuing their investment objectives. The Funds may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. The Funds may purchase call options on securities and security indexes. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed by an offsetting purchase or sale of an option of the same series. The purchase and writing of options involves certain risks. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position. With options, there is minimal counterparty risk to the Funds since options are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded options, guarantees the options against default.

When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

Futures Contracts. The Value Opportunities Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of foreign currencies. A futures contract provides for the future sale by one party and purchase by another party of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of exchange rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, exchange rates and the underlying hedged assets.

Credit Default Swap Contracts. The Value Opportunities Fund, Capital Income Fund and High Yield Fund may enter into credit default swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if a Fund had invested directly in an instrument that yielded the desired return. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default on an underlying reference obligation has occurred. In the event of default, the seller must pay the buyer the full notional amount ("par value") of the underlying reference obligation in exchange for the underlying reference obligation. Credit default swaps involve greater risks than if a Fund invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral by the counterparty to a Fund to cover a Fund's exposure to the counterparty.

The Value Opportunities Fund, Capital Income Fund and High Yield Fund are party to an International Swap Dealers Association, Inc. Master Agreement ("ISDA Master Agreement") with Goldman Sachs International and JPMorgan Chase Bank, N.A. that governs transactions, such as over-the-counter swap contracts, entered into by the Funds and the counterparty. The ISDA Master Agreement contains provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle the counterparty to elect to terminate early and cause settlement of all outstanding transactions under the ISDA Master Agreement.

Upon entering into swap agreements, the Value Opportunities Fund, Capital Income Fund and High Yield Fund will either receive or pay an upfront payment based upon the difference between the current principal amount and the notional amount of the swap and whether a Fund is buying or selling protection. Upfront payments that are received are recorded as liabilities while upfront payments paid are recorded as assets. These payments remain on the books until the swap contract is closed. When entering into credit default swaps, a Fund will either deliver collateral to the counterparty or the counterparty will deliver collateral to a Fund. The amount of this collateral is calculated based upon the notional value and the current price of the swap. In the event of default, a Fund has recourse against any collateral posted to it by the counterparty. When entering into swap agreements as a seller, the notional amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same reference entity. Unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments. The Funds have adopted authoritative standards regarding disclosures about derivatives and how they affect the Funds' Statements of Assets & Liabilities and Statements of Operations.

The following is a summary of the Funds' derivative instrument holdings categorized by primary risk exposure as of December 31, 2014:

Asset Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	Premiums paid for credit default swap contracts	$—	$69,681	$7,357,686
	Unrealized appreciation on credit default swap contracts	—	3,848	—
Foreign Exchange Contracts:
Futures Contracts	Net unrealized appreciation of futures contracts*	1,638,870	—	—

* Includes cumulative appreciation of futures contracts as reported in the Net Assets consist of section on the Statements of Assets & Liabilities.

Liability Derivatives

	Location on Statements of Assets & Liabilities	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	Unrealized depreciation on credit default swap contracts	$—	$—	$324,452

The following is a summary of the Funds' realized gains (losses) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended December 31, 2014:

Realized Gains (Losses) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$3,705	$384,324
Foreign Exchange Contracts:
Futures Contracts	3,247,623		—	—
Equity Contracts:
Purchased Put Options	(1,016,113	)*	—	—

* Included with net realized gains (losses) from sales of unaffiliated issuers.

Change in Unrealized Appreciation (Depreciation) on Derivatives

	Value Opportunities		Capital Income	High Yield
Credit Contracts:
Credit Default Swap Contracts	$—		$3,848	$(324,452)
Foreign Exchange Contracts:
Futures Contracts	1,638,870		—	—
Equity Contracts:
Purchased Put Options	824,071	*	—	—

* Included with net change in unrealized appreciation (depreciation) of securities and foreign currency transactions.

The following is a summary of the Funds' average quarterly balance of outstanding derivative instruments categorized by primary risk exposure for the six months ended December 31, 2014:

Average Quarterly Balance of Outstanding Derivatives

	Value Opportunities	Capital Income	High Yield
Credit Contracts:
Average Number of Contracts — Credit Default Swap Contracts	—	(1)	(1)
Average Notional Amount — Credit Default Swap Contracts	$—	$(383,333)	$(36,666,667)
Foreign Exchange Contracts:
Average Number of Contracts — Futures Contracts	(380)	—	—
Average Notional Amount — Futures Contracts	$(45,321,896)	$—	$—
Equity Contracts:
Average Number of Contracts — Purchased Put Options	1,333	—	—
Average Market Value — Purchased Put Options	$110,667	$—	$—

Offsetting Assets and Liabilities. The Funds are subject to various master netting arrangements, which govern the terms of certain transactions with counterparties. The arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

The following is a summary of the arrangements subject to offsetting as of December 31, 2014:

				Gross Amounts Not Offset in the Statements of Assets & Liabilities
	Gross Amounts	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Assets
Credit Default Swap Contracts:
Capital Income	$3,848	$—	$3,848	$—	$—	$3,848
Futures Contracts:
Value Opportunities	229,625	—	229,625	(41,250)	(188,375)	—
Liabilities
Securities Lending:
Diversified Value	1,570,840	—	1,570,840	1,570,840	—	—
Large Cap Value	2,745,880	—	2,745,880	2,745,880	—	—
Mid-Cap Value	30,760,586	—	30,760,586	30,760,586	—	—
Small Cap Value	15,937,908	—	15,937,908	15,937,908	—	—
Credit Default Swap Contracts:
High Yield	324,452	—	324,452	—	—	324,452
Futures Contracts:
Value Opportunities	41,250	—	41,250	(41,250)	—	—

NOTE 2.

Fees and Transactions with Affiliates. The Trust has entered into Investment Advisory Agreements for each of the Funds with the Advisor, with which the officers and a Trustee of the Trust are affiliated. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor is responsible for the management of the Funds' investments and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has contractually agreed to waive fees or reimburse regular operating expenses in excess of the annual rates presented below as applied to such Fund's daily net assets through October 31, 2015.

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Annual Advisory Fee Rate	0.75%[1]	0.75%[1]	0.75%[1]	0.75%	0.75%	0.80%	0.75%	0.65%	0.55%
Annual cap on expenses — Class I	0.95%	1.05%	1.15%	1.25%	1.25%	1.10%	1.25%	0.80%	0.70%
Annual cap on expenses — Class A	1.20%	1.30%	1.40%	1.50%	1.50%	1.35%	1.50%	1.05%	0.95%
Annual cap on expenses — Class C	1.95%	2.05%	2.15%	2.25%	2.25%	2.10%	2.25%	1.80%	1.70%
Annual cap on expenses — Class R	N/A	1.55%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A

1 The Annual Advisory Fee Rate is 0.75% for the first $5 billion in assets, 0.65% for the next $5 billion in assets and 0.60% for assets over $10 billion.

Quasar Distributors, LLC is the principal underwriter and distributor for the shares of the Funds ("Quasar" or the "Distributor"). The Distributor is affiliated with the Funds' transfer agent, fund accountant and administrator, U.S. Bancorp Fund Services, LLC. Pursuant to the Distribution Plan adopted by the Trust in accordance with Rule 12b-1 under the 1940 Act, the Funds pay the Distributor ongoing distribution and service fees. The fees are accrued daily at the annual rates based upon the average daily net assets of the shares as follows:

Distribution and Service Fee
Class A	0.25%
Class C	1.00%
Class R	0.50%

Pursuant to separate agreements with the Distributor, selected dealers and other financial intermediaries also provide distribution services to the Funds. The ongoing distribution and service fee compensates the Distributor and selected dealers for providing distribution-related and shareholder services to Class A, Class C and Class R shareholders.

Certain selected dealers and other financial intermediaries charge a fee for shareholder accounting services and administrative services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within "Transfer agent fees and expenses" in the Statements of Operations.

Stephens Inc. is an affiliated broker-dealer of the Funds. For the six months ended December 31, 2014, Stephens Inc. received the following amounts of front-end sales charges for Class A shares:

Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
$—	$6	$—	$—	$—	$—	$22	$—	$—

U.S. Bancorp Fund Services, LLC, the Funds' administrator, agreed to waive a portion of its administration and accounting fees during the Small Cap Diversified Value Fund's first twelve months of operations.

NOTE 3.

Investments. Purchases and sales of investment securities, excluding short-term investments, for the six months ended December 31, 2014 were as follows:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Small Cap Diversified Value	Global Value	Value Opportunities	Capital Income	High Yield
Purchases	$93,375,070	$142,421,816	$904,164,905	$251,702,348	$7,924,840	$2,059,235	$316,886,861	$25,469,434	$728,200,610
Sales	100,512,654	143,972,701	1,108,598,018	227,209,783	2,522,287	984,175	229,971,271	17,245,398	313,652,772

The Funds did not have any purchases or sales of U.S. Government securities for the six months ended December 31, 2014.

NOTE 4.

Federal Income Taxes. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The Funds may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified within the capital accounts.

The following information is presented on an income tax basis as of June 30, 2014:

	Diversified Value	Large Cap Value	Mid-Cap Value	Small Cap Value	Global Value	Value Opportunities	Capital Income	High Yield
Tax cost of investments	$483,035,610	$716,210,653	$2,984,900,978	$855,117,422	$3,473,454	$406,940,038	$60,750,062	$1,604,921,235
Gross unrealized appreciation	107,401,829	118,710,426	548,511,593	200,228,178	618,453	80,631,079	4,863,359	78,007,722
Gross unrealized depreciation	(55,969,985)	(84,479,211)	(99,651,149)	(37,932,225)	(119,532)	(11,578,337)	(641,011)	(5,962,454)
Net unrealized appreciation	51,431,844	34,231,215	448,860,444	162,295,953	498,921	69,052,742	4,222,348	72,045,268
Distributable ordinary income (as of 6/30/14)	12,803,931	21,716,657	15,507,469	16,870,733	151,966	3,710,228	693,278	3,150,873
Distributable long-term gains (as of 6/30/14)	—	—	203,444,316	67,308,763	110,149	15,438,543	581,582	14,239,657
Total distributable earnings	12,803,931	21,716,657	218,951,785	84,179,496	262,115	19,148,771	1,274,860	17,390,530
Other accumulated gains (losses)	(700,479,292)	(1,137,533,902)	—	(296)	50	284	(11,990)	(1,684,695)
Total accumulated gains (losses)	$(636,243,517)	$(1,081,586,030)	$667,812,229	$246,475,153	$761,086	$88,201,797	$5,485,218	$87,751,103

As of the close of business on December 31, 2010, in exchange for shares the Advisor transferred assets valued at $3,298,650 to the Capital Income Fund. As a result of the tax-deferred transfers, the Capital Income Fund acquired $30,179 of unrealized appreciation for tax purposes. As of June 30, 2014, the Capital Income Fund held securities with $11,912 of net unrealized appreciation relating to the transfers.

As of the close of business on December 31, 2012, in exchange for shares the Advisor transferred assets valued at $1,132,946 to the Global Value Fund. As a result of the tax-deferred transfers, the Global Value Fund acquired $50,230 of unrealized appreciation for tax purposes. As of June 30, 2014, the Global Value Fund held securities with $36,042 of net unrealized appreciation relating to the transfers.

As of the close of business on June 30, 2014, in exchange for shares the Advisor transferred assets valued at $5,038,896 to the Small Cap Diversified Value Fund. As a result of the tax-deferred transfers, the Small Cap Diversified Value Fund acquired $592,438 of unrealized appreciation for tax purposes.

The tax components of distributions paid during the fiscal years ended June 30, 2014 and 2013, capital loss carryovers as of June 30, 2014, and tax basis late year losses as of June 30, 2014, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	June 30, 2014					June 30, 2013
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Capital Loss Carryovers Utilized	Late Year Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Diversified Value	$5,434,850	$—	$(700,479,292)[1]	$33,359,494	$—	$5,634,844	$—
Large Cap Value	7,984,056	—	(1,137,533,902)[2]	78,068,795	—	12,016,314	—
Mid-Cap Value	7,653,890	—	—	182,050,303	—	5,658,174	—
Small Cap Value	21,241,525	45,475,686	—	—	—	2,052,328	—
Global Value*	163,376	59,905	—	—	—	—	—
Value Opportunities	11,464,397	8,548,334	—	—	—	3,829,055	2,430,096
Capital Income	1,996,888	585,393	—	—	—	803,220	127,849
High Yield	86,349,686	8,682,719	—	—	—	53,317,108	386,023

* The Fund commenced operations on December 31, 2012.

1  $458,942,031 expires on 6/30/2017 and $241,537,261 expires on 6/30/2018.

2  $674,684,050 expires on 6/30/2017, $442,596,438 expires on 6/30/2018 and $20,253,414 is long-term with no expiration.

As of and during the year ended June 30, 2014, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended June 30, 2014, the Funds did not incur any interest or penalties. The tax years ended June 30, 2011 through June 30, 2014 remain open and subject to examination by tax jurisdictions.

NOTE 5.

Capital Share Transactions. Transactions in capital shares for each class were as follows:

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2014
Diversified Value Fund
Class I	3,031,809	$46,853,033	754,476	$11,339,777	(4,012,907)	$(62,078,641)	(226,622)	$(3,885,831)
Class A	310,159	4,774,442	43,270	652,506	(543,389)	(8,345,627)	(189,960)	(2,918,679)
Class C	59,092	912,353	1,125	16,860	(25,891)	(394,447)	34,326	534,766
Total net increase (decrease)	3,401,060	52,539,828	798,871	12,009,143	(4,582,187)	(70,818,715)	(382,256)	(6,269,744)
Large Cap Value Fund
Class I	2,438,670	64,067,326	540,634	14,075,352	(1,842,872)	(48,515,900)	1,136,432	29,626,778
Class A	896,134	23,368,117	172,758	4,472,548	(1,817,716)	(47,189,837)	(748,824)	(19,349,172)
Class C	510,766	13,090,017	18,430	466,725	(65,243)	(1,661,862)	463,953	11,894,880
Class R	77,461	2,050,236	7,592	197,836	(39,915)	(1,048,184)	45,138	1,199,888
Total net increase (decrease)	3,923,031	102,575,696	739,414	19,212,461	(3,765,746)	(98,415,783)	896,699	23,372,374

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Six Months Ended December 31, 2014
Mid-Cap Value Fund
Class I	8,189,272	$353,710,439	5,233,267	$203,574,095	(11,356,382)	$(488,665,318)	2,066,157	$68,619,216
Class A	2,244,032	96,005,074	1,401,404	53,883,999	(4,368,222)	(186,647,774)	(722,786)	(36,758,701)
Class C	250,376	9,397,609	233,747	8,195,168	(346,651)	(13,667,530)	137,472	3,925,247
Class R	92,762	3,881,375	29,401	1,135,778	(122,466)	(5,256,681)	(303)	(239,528)
Total net increase (decrease)	10,776,442	462,994,497	6,897,819	266,789,040	(16,193,721)	(694,237,303)	1,480,540	35,546,234
Small Cap Value Fund
Class I	2,687,010	167,970,082	1,064,758	61,457,813	(1,454,054)	(91,927,888)	2,297,714	137,500,007
Class A	583,506	36,317,089	260,267	14,947,145	(693,468)	(44,022,377)	150,305	7,241,857
Class C	54,456	2,861,623	54,600	2,736,546	(119,561)	(6,699,059)	(10,505)	(1,100,890)
Total net increase (decrease)	3,324,972	207,148,794	1,379,625	79,141,504	(2,267,083)	(142,649,324)	2,437,514	143,640,974
Small Cap Diversified Value Fund[a]
Class I*	537,930	5,379,897	15,041	142,892	(6,369)	(63,518)	546,602	5,459,271
Class A*	10,000	100,000	271	2,578	—	—	10,271	102,578
Total net increase (decrease)	547,930	5,479,897	15,312	145,470	(6,369)	(63,518)	556,873	5,561,849
Global Value Fund[b]
Class I	82,056	1,060,085	34,177	386,888	(4)	(45)	116,229	1,446,928
Class A	866	11,171	947	10,720	(2,963)	(34,618)	(1,150)	(12,727)
Total net increase (decrease)	82,922	1,071,256	35,124	397,608	(2,967)	(34,663)	115,079	1,434,201
Value Opportunities Fund
Class I	3,324,581	97,475,289	601,633	15,937,260	(1,378,347)	(39,435,037)	2,547,867	73,977,512
Class A	2,476,108	71,663,013	482,759	12,802,765	(1,779,663)	(51,860,192)	1,179,204	32,605,586
Class C	609,545	16,879,329	142,433	3,567,942	(153,423)	(4,206,576)	598,555	16,240,695
Total net increase (decrease)	6,410,234	186,017,631	1,226,825	32,307,967	(3,311,433)	(95,501,805)	4,325,626	122,823,793
Capital Income Fund
Class I	495,267	6,262,347	59,548	734,453	(321,938)	(3,984,494)	232,877	3,012,306
Class A	1,786,100	23,170,360	125,270	1,591,534	(1,468,756)	(19,017,774)	442,614	5,744,120
Total net increase (decrease)	2,281,367	29,432,707	184,818	2,325,987	(1,790,694)	(23,002,268)	675,491	8,756,426
High Yield Fund
Class I	65,667,801	840,592,726	2,628,214	33,320,126	(26,537,456)	(338,869,384)[1]	41,758,559	535,043,468
Class A	10,185,711	130,655,046	1,604,166	20,274,627	(8,246,185)	(105,583,274)[1]	3,543,692	45,346,399
Class C	100,583	1,301,333	3,717	47,058	(65,462)	(826,344)[1]	38,838	522,047
Total net increase (decrease)	75,954,095	972,549,105	4,236,097	53,641,811	(34,849,103)	(445,279,002)	45,341,089	580,911,914
Year Ended June 30, 2014
Diversified Value Fund
Class I	7,744,855	109,380,942	355,404	4,858,367	(6,078,279)	(84,688,097)	2,021,980	29,551,212
Class A	1,428,704	20,377,139	16,116	221,112	(431,099)	(6,148,279)	1,013,721	14,449,972
Class C	159,950	2,292,863	2,404	32,478	(827,659)	(11,448,396)	(665,305)	(9,123,055)
Total net increase (decrease)	9,333,509	132,050,944	373,924	5,111,957	(7,337,037)	(102,284,772)	2,370,396	34,878,129

	Sales		Reinvestment of dividends and distributions		Redemptions		Net increase (decrease)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Year Ended June 30, 2014
Large Cap Value Fund
Class I#	5,749,044	$139,610,226	240,030	$5,467,702	(5,457,112)	$(132,675,487)	531,962	$12,402,441
Class A	9,882,786	236,147,761	79,926	1,820,889	(8,894,700)	(226,227,261)	1,068,012	11,741,389
Class C	825,187	20,438,064	—	—	(234,290)	(5,206,458)	590,897	15,231,606
Class R	131,904	3,230,512	2,719	61,986	(135,322)	(3,296,728)	(699)	(4,230)
Total net increase (decrease)	16,588,921	399,426,563	322,675	7,350,577	(14,721,424)	(367,405,934)	2,190,172	39,371,206
Mid-Cap Value Fund
Class I+	21,696,406	871,718,154	146,545	5,713,799	(11,553,595)	(458,599,113)	10,289,356	418,832,840
Class A	13,471,669	527,734,790	26,702	1,029,893	(5,792,950)	(231,877,240)	7,705,421	296,887,443
Class C	2,236,257	80,275,539	1,722	61,387	(413,830)	(15,332,771)	1,824,149	65,004,155
Class R	407,203	16,150,512	328	12,716	(133,076)	(5,454,447)	274,455	10,708,781
Total net increase (decrease)	37,811,535	1,495,878,995	175,297	6,817,795	(17,893,451)	(711,263,571)	20,093,381	791,433,219
Small Cap Value Fund
Class I	5,098,049	314,352,463	470,827	27,129,048	(2,026,594)	(122,912,360)	3,542,282	218,569,151
Class A	1,904,596	113,780,688	172,679	9,910,020	(885,511)	(53,985,558)	1,191,764	69,705,150
Class C	255,485	13,599,999	38,776	1,989,199	(144,442)	(7,887,690)	149,819	7,701,508
Total net increase (decrease)	7,258,130	441,733,150	682,282	39,028,267	(3,056,547)	(184,785,608)	4,883,865	295,975,809
Global Value Fund[b]
Class I	96,113	1,186,409	18,286	217,239	(5)	(57)	114,394	1,403,591
Class A**	14,418	177,759	509	6,042	(4,639)	(59,304)	10,288	124,497
Total net increase (decrease)	110,531	1,364,168	18,795	223,281	(4,644)	(59,361)	124,682	1,528,088
Value Opportunities Fund
Class I	6,194,679	171,363,951	257,248	6,693,591	(1,714,640)	(46,620,103)	4,737,287	131,437,439
Class A	3,040,252	83,179,115	271,861	7,081,981	(1,844,426)	(50,639,664)	1,467,687	39,621,432
Class C	948,954	24,833,474	63,510	1,573,783	(192,233)	(4,971,988)	820,231	21,435,269
Total net increase (decrease)	10,183,885	279,376,540	592,619	15,349,355	(3,751,299)	(102,231,755)	7,025,205	192,494,140
Capital Income Fund
Class I	695,228	8,753,519	88,601	1,069,520	(77,827)	(972,432)	706,002	8,850,607
Class A	3,016,388	38,848,961	105,366	1,315,164	(636,055)	(8,002,381)	2,485,699	32,161,744
Total net increase (decrease)	3,711,616	47,602,480	193,967	2,384,684	(713,882)	(8,974,813)	3,191,701	41,012,351
High Yield Fund
Class I	61,610,168	808,808,659	2,841,519	37,371,762	(33,689,737)	(442,645,361)	30,761,950	403,535,060
Class A	23,547,659	307,102,686	2,407,130	31,417,283	(12,433,132)	(162,023,620)	13,521,657	176,496,349
Class C	228,350	3,000,722	3,904	51,262	(24,458)	(323,033)	207,796	2,728,951
Total net increase (decrease)	85,386,177	1,118,912,067	5,252,553	68,840,307	(46,147,327)	(604,992,014)	44,491,403	582,760,360

a  The Small Cap Diversified Value Fund had a single shareholder, Stephens Inc., which individually held 92.9% of the total shares outstanding as of December 31, 2014.

b  The Global Value Fund had a single shareholder, Davis Family Trust, which individually held 32.4% of the total shares outstanding as of December 31, 2014 and HW Atlas LLC, which individually held 41.0% of the total shares outstanding as of June 30, 2014.

*  Commenced operations on June 30, 2014.

**  For the period August 30, 2013 (commencement of operations) to June 30, 2014.

1  Net of redemption fees of $65,461 for Class I, $81,288 for Class A and $664 for Class C.

#  Includes an in-kind redemption which resulted in a realized gain of $6,824,859.

+  Includes an in-kind redemption which resulted in a realized gain of $23,556,811.

NOTE 6.

Investments in Affiliated Issuers. An issuer in which a Fund's holdings represent 5% or more of the outstanding voting securities of the issuer is an "affiliated" issuer as defined in the 1940 Act. A schedule of each Fund's investments in securities of affiliated issuers held during the six months ended December 31, 2014, is set forth below:

Mid-Cap Value Fund

Issuer Name	Share Balance At July 1, 2014	Additions	Reductions	Share Balance At December 31, 2014	Dividend Income	Value At December 31, 2014
Comstock Resources, Inc.	1,031,600	4,911,900	—	5,943,500	$799,175	$40,475,235
PHH Corporation	3,128,000	—	71,400	3,056,600	—	73,236,136
					$799,175

Small Cap Value Fund

Issuer Name	Share Balance At July 1, 2014	Additions	Reductions	Share Balance At December 31, 2014	Dividend Income	Value At December 31, 2014
Hudson Global, Inc.	2,266,700	—	—	2,266,700	$—	$7,026,770
Miller Industries, Inc.	805,800	116,600	—	922,400	265,695	19,176,696
Signature Group Holdings, Inc.	—	1,354,400	—	1,354,400	—	9,683,960
					$265,695

NOTE 7.

Securities Lending. Effective December 2007, the Funds entered into a securities lending arrangement with Brown Brothers Harriman & Co. (the "Custodian"). Under the securities lending agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, the Funds receive cash collateral in the amount of at least 102% of the value of the securities loaned plus accrued interest. The total market value of securities on loan for each Fund is disclosed on the Schedule of Investments. The cash collateral is invested in short-term instruments as noted on the Schedule of Investments. Income earned from these investments is included in "Securities on loan" on the Statements of Operations and is allocated to each Fund based on each Fund's proportion of the total cash collateral received. Securities lending involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, the Custodian has agreed to indemnify the Funds from losses resulting from a borrower's failure to return a loaned security. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

A portion of the income generated by the investment of the collateral, net of any rebates paid by the Custodian to borrowers, is remitted to the Custodian as lending agent, and the remainder is paid to the applicable Fund.

NOTE 8.

Commitments and Contingencies. Under the Trust's organizational documents and indemnification agreements between each independent Trustee and the Trust, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Bridge loan commitments may obligate a Fund to furnish temporary financing to a borrower until permanent financing can be arranged. At December 31, 2014, the Funds did not have any outstanding bridge loan commitments.

NOTE 9.

Risk Factors. Investing in a Fund may involve certain risks including, but not limited to, those described below.

Lower rated debt securities generally have higher rates of interest and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.

The prices of, and the income generated by, most debt securities held by a Fund may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the prices of debt securities in a Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, "call" or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities. Debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Longer maturity debt securities generally have higher rates of interest and may be subject to greater price fluctuations than shorter maturity debt securities.

The prices of, and the income generated by, the common stocks and other equity securities held by a Fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Certain funds, accounts, individuals or affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund's shares. Redemptions by these entities of their holdings in the Fund may impact the Fund's liquidity and net asset value ("NAV"). These redemptions may also force the Fund to sell securities.

NOTE 10.

New Accounting Pronouncement. In June 2014, the FASB issued Accounting Standards Update ("ASU") No. 2014-11 "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures." ASU No. 2014-11 requires repurchase-to-maturity transactions and repurchase agreements executed as repurchase financings to be accounted for as secured borrowings. In addition, ASU No. 2014-11 eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement. The new disclosure requires disclosures for transactions economically similar to repurchase agreements when the transferor retains substantially all of the exposure to the economic return of the transferred financial assets throughout the term of the transactions. Lastly, the update expands disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. ASU No. 2014-11 requires disclosures to make financial statements that are prepared under U.S GAAP more comparable to those prepared under International Financial Reporting Standards ("IFRS"). New disclosures are required for annual reporting periods beginning on or after December 15, 2014, and interim periods within those annual periods.

Management is currently evaluating the impact ASU No. 2014-11 will have on the Funds' financial statements and disclosures.

NOTE 11.

Subsequent Events. Management has evaluated subsequent events in the preparation of the Funds' financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

NOTE 12.

Federal Tax Disclosure. The Funds designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gains to zero for the tax year ended June 30, 2014.

For the year ended June 30, 2014, the following percentages of ordinary distributions paid qualify for the dividend received deduction available to corporate shareholders: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 38.78%, Global Value Fund — 4.18%, Value Opportunities Fund — 30.51%, Capital Income Fund — 25.23%, High Yield Fund — 5.13%.

For the year ended June 30, 2014, the following percentages of ordinary distributions paid are designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003: Diversified Value Fund — 100.00%, Large Cap Value Fund — 100.00%, Mid-Cap Value Fund — 100.00%, Small Cap Value Fund — 39.59%, Global Value Fund — 24.16%, Value Opportunities Fund — 48.97%, Capital Income Fund — 44.03%, High Yield Fund — 5.13%. Shareholders should consult their tax advisors.

For the year ended June 30, 2014, the Global Value Fund earned foreign source income of $119,482 and paid foreign taxes of $3,143, which it intends to pass through to shareholders pursuant to Section 853 of the Internal Revenue Code.

Additional Information Applicable to Foreign Shareholders Only. For the year ended June 30, 2014, the Funds designate the following percentages of ordinary distributions paid as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c): Diversified Value Fund — 0.02%, Large Cap Value Fund — 0.02%, Mid-Cap Value Fund — 0.07%, Small Cap Value Fund — 0.01%, Global Value Fund — 0.00%, Value Opportunities Fund — 5.96%, Capital Income Fund — 31.76%, High Yield Fund — 86.54%. For the year ended June 30, 2014, the following percentages of ordinary income distributions paid are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c): Diversified Value Fund — 0.00%, Large Cap Value Fund — 0.00%, Mid-Cap Value Fund — 0.00%, Small Cap Value Fund — 88.81%, Global Value Fund — 77.45%, Value Opportunities Fund — 82.10%, Capital Income Fund — 37.95%, High Yield Fund — 6.14%.

Fund Expense Examples (Unaudited)

As a mutual fund shareholder, you incur two types of costs: (1) transaction costs such as initial sales charges (loads) on purchase payments and contingent deferred sales charges and redemption fees on redemptions and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period (July 1, 2014 – December 31, 2014).

The table below illustrates the Funds' costs in two ways:

Based on actual fund returns. This section provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Based on hypothetical 5% yearly returns. This section provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio
Diversified Value Fund
Class I	$1,000.00	$1,037.10	$4.88	$1,000.00	$1,020.42	$4.84	0.95%
Class A	1,000.00	1,035.50	6.16	1,000.00	1,019.16	6.11	1.20
Class C	1,000.00	1,032.20	9.99	1,000.00	1,015.38	9.91	1.95
Large Cap Value Fund
Class I	1,000.00	1,042.50	5.15	1,000.00	1,020.16	5.09	1.00
Class A	1,000.00	1,040.80	6.43	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,036.70	10.27	1,000.00	1,015.12	10.16	2.00
Class R	1,000.00	1,039.80	7.71	1,000.00	1,017.64	7.63	1.50
Mid-Cap Value Fund
Class I	1,000.00	1,009.00	5.06	1,000.00	1,020.16	5.09	1.00
Class A	1,000.00	1,007.80	6.33	1,000.00	1,018.90	6.36	1.25
Class C	1,000.00	1,004.00	10.10	1,000.00	1,015.12	10.16	2.00
Class R	1,000.00	1,006.40	7.59	1,000.00	1,017.64	7.63	1.50
Small Cap Value Fund
Class I	1,000.00	1,028.10	5.01	1,000.00	1,020.27	4.99	0.98
Class A	1,000.00	1,026.90	6.28	1,000.00	1,019.00	6.26	1.23
Class C	1,000.00	1,023.00	10.10	1,000.00	1,015.22	10.06	1.98
Small Cap Diversified Value Fund
Class I	1,000.00	1,027.30	6.39	1,000.00	1,018.90	6.36	1.25
Class A	1,000.00	1,025.10	7.66	1,000.00	1,017.64	7.63	1.50
Global Value Fund
Class I	1,000.00	963.80	5.44	1,000.00	1,019.66	5.60	1.10
Class A	1,000.00	962.20	6.68	1,000.00	1,018.40	6.87	1.35
Value Opportunities Fund
Class I	1,000.00	1,016.50	4.83	1,000.00	1,020.42	4.84	0.95
Class A	1,000.00	1,015.30	6.10	1,000.00	1,019.16	6.11	1.20
Class C	1,000.00	1,011.00	9.88	1,000.00	1,015.38	9.91	1.95

Fund Expense Examples (Unaudited)

	Based on Actual Fund Returns			Based on Hypothetical 5% Yearly Returns
	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period* 7/1/14 - 12/31/14	Annualized Expense Ratio
Capital Income Fund
Class I	$1,000.00	$999.70	$4.03	$1,000.00	$1,021.17	$4.08	0.80%
Class A	1,000.00	999.20	5.29	1,000.00	1,019.91	5.35	1.05
High Yield Fund
Class I	1,000.00	960.70	3.46	1,000.00	1,021.68	3.57	0.70
Class A	1,000.00	959.80	4.69	1,000.00	1,020.42	4.84	0.95
Class C	1,000.00	955.80	8.38	1,000.00	1,016.64	8.64	1.70

* Expenses are equal to the Funds' annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by the number of days in the most recent fiscal year (365).

Board Considerations in Approving the Investment Advisory Agreement for the Hotchkis & Wiley Small Cap Diversified Value Fund (Unaudited)

The Board of Trustees of the Hotchkis and Wiley Funds (the "Trust"), including the Independent Trustees, approved the Investment Advisory Agreement (the "Advisory Agreement") between the Trust on behalf of the Hotchkis and Wiley Small Cap Diversified Value Fund (the "Fund") and Hotchkis and Wiley Capital Management, LLC (the "Advisor"), at a meeting held on May 14, 2014. The Board determined that the terms of the Advisory Agreement are fair and reasonable and that the Agreement is in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving investment advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received an introduction to the Fund at a meeting in February 2014 at which one of the Advisor's portfolio managers discussed the investment strategy for the Fund. The Independent Trustees then received a report from the Advisor in advance of the May 2014 Board meeting responding to an information request contained in a memorandum from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by the Advisor; the proposed advisory fee for the Fund as compared to its fee schedule for separate accounts with similar investment strategies and to fees charged by investment advisers to comparable funds; estimated expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and estimated profitability from the Advisory Agreement; any fall-out benefits to the Advisor; and information on the Advisor's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Advisory Agreement, the Board considered the nature, quality and extent of services to be provided by the Advisor. The Board considered that the Advisor will be responsible for the overall management and administration of the Fund. The Board noted the background and experience of the portfolio managers and their investment style. At the May 2014 meeting, the Trustees received a presentation from one of the Fund's portfolio managers and were able to ask questions about the proposed investment strategies for the Fund, how portfolio trades would be executed, and how the Advisor's compliance program would apply for the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor under the Advisory Agreement are expected to be satisfactory.

The Board considered the advisory fees to be paid under the Advisory Agreement. The Board reviewed data compiled by the Advisor from information prepared by Lipper Inc., an independent source, showing the proposed advisory fee and the estimated expense ratio of the Fund as compared to the advisory fees and expense ratios of the institutional class of a peer group selected by the Advisor based on investment objective and portfolio composition. Based on the information provided, the Board noted that the Fund's proposed advisory fee was above the median and the average of the peer group and that the Fund's expense ratio, taking into consideration the two year expense limitation to which the Advisor agreed, also was above the median and the average expense ratio of the peer group. The Board noted that the proposed advisory fee was consistent with the Advisor's advisory fee schedule for managed accounts (although without breakpoints), and noted the additional services that would be provided to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund, but the Board considered the performance of the Hotchkis and Wiley Small Cap Diversified Value Composite, which commenced operations on July 1, 2005. On the basis of all the information provided on the fees and expenses of the Fund, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor under the Advisory Agreement.

The Board noted that the Advisor anticipates that, in time, there may be economies of scale from managing the Fund as Fund assets grow, and that, in the meantime, the Advisor intends to minimize the impact of high expense ratios typical of a recently-formed small fund by agreeing to cap expenses for the first two years of operations. The Board noted that the Advisor stated that as Fund assets grow and expense ratios decrease below the expense caps, the Advisor will continue to invest in the investment team. The Board took the costs to be borne by the Advisor in connection with its services to be performed under the Advisory Agreement into consideration and noted that the Advisor estimated the Fund would not be profitable to the Advisor in the near term. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor its ability to use the Fund's soft dollars to obtain third-party research.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Advisory Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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Information about the Funds

ADVISOR

Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017

LEGAL COUNSEL

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
695 Town Center Drive, Suite 1200
Costa Mesa, CA 92626

DISTRIBUTOR

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN

Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

This report is for the information of shareholders of the Hotchkis & Wiley Funds, but may also be used as sales literature when preceded or accompanied by a current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Funds.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is included in the Statement of Additional Information, which is available without charge, upon request, by calling 1-866-HW-FUNDS (1-866-493-8637) and on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds' website at www.hwcm.com and on the SEC's website at http://www.sec.gov.

Hotchkis & Wiley Funds files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available free of charge on the SEC's website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. (1-800-SEC-0330). The Forms N-Q are also available on the Funds' website at www.hwcm.com.

725 SOUTH FIGUEROA STREET, 39th Floor
LOS ANGELES, CALIFORNIA 90017-5439
www.hwcm.com
1.866.HW.FUNDS (1.866.493.8637)

CODE #HWF-SAR-1214-0215

DECEMBER 31, 2014

SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The identification and recommendation of individuals for Board membership is the responsibility of the Nominating and Governance Committee.  Shareholders may submit suggestions for candidates by forwarding their correspondence by U.S. mail or other courier service to the Registrant’s Secretary for the attention of the Chairman of the Nominating and Governance Committee, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Item 11. Controls and Procedures.

(a)         The Registrant’s President / Principal Executive Officer and Treasurer / Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hotchkis & Wiley Funds

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 26, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Anna Marie Lopez
Anna Marie Lopez, President / Principal Executive Officer

Date	February 26, 2015

By (Signature and Title)	/s/ James Menvielle
James Menvielle, Treasurer / Principal Financial Officer

Date	February 26, 2015

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